UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

 |_| Preliminary Proxy Statement
 |_| Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
 |X| Definitive Proxy Statement
 |_| Definitive Additional Materials
 |_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            MARVEL ENTERPRISES, INC.
                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies: ______
    2) Aggregate number of securities to which transaction applies: ______
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______
    4) Proposed maximum aggregate value of transaction: ______
    5) Total fee paid: ______

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid: ______
    2) Form, Schedule or Registration Statement No.: ______
    3) Filing Party: ______
    4) Date Filed: ______

                            MARVEL ENTERPRISES, INC.
                               10 East 40th Street
                            New York, New York 10016


                                                                 January 3, 2002
Dear Stockholder:

            You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Marvel Enterprises, Inc., which will be held at 10:00 a.m., local time, on January 31, 2002 at the Grand Hyatt Hotel, Conference Level, Park Avenue at Grand Central, New York, New York. The matters to be acted upon at the Annual Meeting are (i) a proposal to approve and adopt an amendment to our restated certificate of incorporation establishing a classified board of directors having three classes with staggered three-year terms; (ii) a proposal to approve and adopt an amendment to our restated certificate of incorporation providing that any vacancy on our board of directors be filled only by a vote of the majority of directors then in office; (iii) a proposal to approve and adopt an amendment to our certificate of incorporation eliminating the ability of our stockholders to take action by written consent without a meeting; (iv) a proposal to approve and adopt an amendment to our restated certificate of incorporation eliminating the ability of our stockholders to call special meetings of the stockholders; (v) a proposal to approve and adopt an amendment to our stock option plan to increase the number of shares issuable pursuant to awards made thereunder; (vi) a proposal to issue warrants to Isaac Perlmutter entitling him to purchase up to 5,000,000 shares of the Company's common stock;
(vii) a proposal to issue stock options to Isaac Perlmutter entitling him to purchase up to 3,950,000 shares of the Company's common stock; (viii) the election of our directors; (ix) the ratification of the appointment of Ernst & Young LLP as our independent accountants for 2001; and (x) such other business as may properly come before the Annual Meeting, all as described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

            It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the Annual Meeting, we urge you to complete, date, sign and return your proxy card in the enclosed prepaid envelope as promptly as possible so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or to attend the Annual Meeting.

                                      Sincerely,


                                      /s/ F. Peter Cuneo
                                      F. Peter Cuneo
                                      President and Chief Executive Officer

                            MARVEL ENTERPRISES, INC.
                              10 East 40th Street
                            New York, New York 10016
                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of Marvel Enterprises, Inc.:

       Notice is hereby given that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Marvel Enterprises, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on January 31, 2002 at the Grand Hyatt Hotel, Conference Level, Park Avenue at Grand Central, New York, New York, for the following purposes:

       1. To consider and vote upon a proposal to approve and adopt an amendment to the Company's restated certificate of incorporation (the "Certificate of Incorporation") proposed by the Company to establish a classified board of directors of the Company (the
              "Board of Directors") having three classes with staggered three-year terms.

       2. To consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation proposed by the Company to provide that any vacancy on the Board of Directors be filled only by a vote of the majority of directors then in office.

       3. To consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation proposed by the Company to eliminate the ability of stockholders of the Company to take action by written consent without a meeting of the stockholders of the Company.

       4. To consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation proposed by the Company to eliminate the ability of stockholders of the Company to call special meetings of the stockholders of the Company.

       5. To consider and vote upon a proposal to approve and adopt an amendment to the Company's 1998 Stock Incentive Plan proposed by the Company to increase the number of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company issuable pursuant to awards made thereunder.

       6. To consider and vote upon a proposal to issue warrants to Isaac Perlmutter proposed by the Company entitling him to purchase up to 5,000,000 shares of the Company's Common Stock.

       7. To consider and vote upon a proposal to issue stock options to Isaac Perlmutter proposed by the Company entitling him to purchase up to 3,950,000 shares of the Company's Common Stock.

       8. To elect eight directors of the Company to serve until the election and qualification of their respective successors.

       9. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

       10. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

       The accompanying proxy statement describes the matters to be considered at the Annual Meeting.

       Approval of each of proposals one through four (the "Charter Proposals") is conditioned upon the approval of all the Charter Proposals. In the event that any of the Charter Proposals are not approved by the Company's stockholders, the Certificate of Incorporation will remain in effect without amendment. Approval of proposal seven is conditioned upon approval of proposal five (the "Plan Amendment Proposal"). In the event that the Plan Amendment Proposal is not approved by the Company's stockholders, the Company will not issue to Isaac
Perlmutter the number of options proposed to be issued to him pursuant to proposal seven.

       The Board of Directors has fixed the close of business on Friday, December 28, 2001 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting. In addition, the list of stockholders will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting at the offices of the Company at 10 East 40th Street, New York, New York 10016.

       To ensure that your vote will be counted, please complete, date, sign and return the enclosed proxy card promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. You may revoke your proxy in the manner described in the proxy statement at any time before the proxy has been voted at the Annual Meeting.

                                      By Order of the Board of Directors,

                                      /s/ Allen S. Lipson
                                      Allen S. Lipson
                                      Secretary
January 3, 2002

       If you have any questions or need assistance in voting your shares, call D.F. King & Co., Inc., which is assisting the Company with the Annual Meeting proxies, toll free at 1-800-628-8532.

                            MARVEL ENTERPRISES, INC.
                               10 East 40th Street
                            New York, New York 10016

                               -------------------

                                 PROXY STATEMENT
                                     for the
                       2001 Annual Meeting of Stockholders
                         to be held on January 31, 2002

                               -------------------

       This proxy statement is being furnished by and on behalf of the board of directors (the "Board of Directors") of Marvel Enterprises, Inc., a Delaware company (the "Company"), in connection with the solicitation of proxies to be voted at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on January 31, 2002 at the Grand Hyatt Hotel, Conference Level, Park Avenue at Grand Central, New York, New York, and at any adjournments or postponements thereof. This proxy statement and the enclosed proxy card are being sent to stockholders on or about January 3, 2002.

       At the Annual Meeting, stockholders will be asked to (1) consider and vote upon a proposal to approve and adopt an amendment to the Company's restated certificate of incorporation (the "Certificate of Incorporation") proposed by the Company to establish a classified Board of Directors having three classes with staggered three-year terms; (2) consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation proposed by the Company to provide that any vacancy on the Board of Directors be filled only by a vote of the majority of directors then in office; (3) consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation proposed by the Company to eliminate the ability of stockholders of the Company to take action by written consent without a meeting of the stockholders of the Company; (4) consider and vote upon a proposal to approve and adopt an amendment to the Certificate of Incorporation proposed by the Company to eliminate the ability of stockholders of the Company to call special meetings of the stockholders of the Company; (5) consider and vote upon a proposal to approve and adopt an amendment to the Company's 1998 Stock Incentive Plan (the "1998 Plan") proposed by the Company to increase the number of shares of its common stock, par value $.01 per share (the "Common Stock"), issuable pursuant to awards made under the 1998 Plan (the "Plan Amendment"); (6) consider and vote upon a proposal to issue warrants to Isaac Perlmutter entitling him to purchase up to 5,000,000 shares of the Company's Common Stock (the "Warrant Issuance"); (7) consider and vote upon a proposal to issue stock options to Isaac Perlmutter entitling him to purchase up to 3,950,000 shares of the Company's Common Stock (the "Stock Option Issuance"); (8) elect the following nominees as directors of the Company to serve until the election and qualification of their respective successors: Morton E. Handel, Avi Arad, F. Peter Cuneo, Sid Ganis, Shelley F. Greenhaus, James F. Halpin, Lawrence Mittman, and Isaac Perlmutter; (9) ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2001; and (10) transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

       Approval of each of proposals one through four (individually, a "Charter Proposal" and collectively, the "Charter Proposals") is conditioned upon the approval of all the Charter Proposals. In the event that any of the Charter Proposals are not approved by the Company's stockholders, the Certificate of Incorporation will remain in effect without amendment. Approval of proposal seven is conditioned upon approval of the Plan Amendment proposal. In the event that the Plan Amendment proposal is not approved by the Company's stockholders, the Company will not issue to Isaac Perlmutter the number of options proposed to be issued to him pursuant to proposal seven.

       The principal offices of the Company are located at 10 East 40th Street, New York, New York 10016, and the Company's telephone number is (212) 576-8500.

Solicitation and Voting of Proxies; Revocation

       All duly executed proxy cards received by the Company in time for the Annual Meeting will be voted in accordance with the instructions given therein by the person executing the proxy card. In the absence of instructions, duly executed proxy cards will be voted FOR (1) the approval and adoption of each of the Charter Proposals, (2) the approval and adoption of the Plan Amendment, (3) the approval and adoption of the Warrant Issuance, (4) the approval and adoption of the Option Issuance, (5) the election as a director of the Company of each of the eight nominees identified above, and (6) the ratification of the appointment of Ernst & Young as the Company's independent accountants for the fiscal year ending December 31, 2001.

       The submission of a signed proxy card will not affect a stockholder's right to attend, or to vote in person at, the Annual Meeting. Stockholders who execute a proxy card may revoke the proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) executing a proxy card bearing a later date, or (iii) attending the Annual Meeting and voting in person. In accordance with applicable rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to withhold authority to vote for some or all of the nominees for director of the Company or to abstain from the vote to (1) approve and adopt any or all of the Charter Proposals, (2) approve and adopt the Plan Amendment, (3) approve and adopt the Warrant Issuance, (4) approve and adopt the Stock Option Issuance, or
(5) ratify the appointment of Ernst & Young as the Company's independent accountants for the fiscal year ending December 31, 2001. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by such stockholder.

       The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited by the Company's directors, officers and other employees by personal interview, telephone and telegram. Such persons will receive no additional compensation for such services. In addition, the Company has retained D.F. King & Co., Inc. to assist in soliciting proxies for a fee estimated at $4,000, plus reimbursements of reasonable out-of-pocket expenses. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's capital stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded.

Record Date; Voting Rights

       Only holders of record of shares of the Company's Common Stock and 8% Cumulative Convertible Exchangeable Preferred Stock, par value $0.01 per share ("8% Preferred Stock", and together with the Common Stock, "Capital Stock"), at the close of business on December 28, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding (i) 34,766,858 shares of Common Stock, each of which is entitled to one vote (34,766,858 votes in the aggregate, out of 55,950,209 total votes), and (ii) 20,388,211 shares of 8% Preferred Stock, each of which is entitled to 1.039 votes (21,183,351 votes in the aggregate, out of 55,950,209 total votes).

       With respect to all matters expected to be presented for a vote of stockholders, the presence, in person or by duly executed proxy card, of the holders of a majority in voting power of the outstanding shares of Capital Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum in order to transact business. The approval and adoption of the Charter Proposals requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon. The approval of the Warrant Issuance, Stock Option Issuance and the ratification of the appointment of independent accountants each require the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote thereon. The election of directors requires a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote thereon. Under the rules of the New York Stock Exchange, the approval and adoption of the Plan Amendment requires the affirmative vote of a majority of the votes cast, provided that the total vote cast represents a majority of the outstanding stock entitled to vote thereon. In additions, under Delaware law, the approval and adoption of the Plan Amendment requires the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote thereon.

       Abstentions will be counted as present in determining whether a quorum exists, but will have the same effect as a vote against a proposal (other than with respect to the proposal relating to the election of directors). Shares held by nominees that are present but not voted on a proposal because the nominees did not have discretionary voting power and were not instructed by the beneficial owner ("broker non-votes") will be counted as present in determining whether a quorum exists, but will be disregarded in determining whether a proposal (other than the Charter Proposals) has been approved. Because the Charter Proposals require the affirmative vote of a majority of the outstanding stock entitled to vote thereon, broker non-votes will have the same effect as a vote against those proposals.

       Certain stockholders of the Company having approximately 52.6% in voting power of the shares of Capital Stock have entered into a Voting Agreement (as defined below) (see "Issuance of the Warrants - Certain Transaction Documents - Voting Agreement" below) pursuant to which they have agreed to vote their shares of Capital Stock in favor of each of the Plan Amendment, the Warrant Issuance and the Stock Option Issuance. Accordingly, a vote in favor of each of the Plan Amendment, the Warrant Issuance and the Stock Option Issuance is assured without the vote of any other holder of Capital Stock.

                              THE CHARTER PROPOSALS

       On September 5, 2001, the Board of Directors adopted resolutions proposing and recommending that the stockholders of the Company approve an amendment to the Certificate of Incorporation by approving the Charter Proposals. The Charter Proposals would, among other things:

1. Establish a classified Board of Directors having three classes with staggered three-year terms;

2. Provide that any vacancy on the Board of Directors be filled only by a vote of the majority of directors then in office;

3. Eliminate the ability of the stockholders of the Company to take action by written consent without a meeting of the stockholders of the Company; and

4. Eliminate the ability of the stockholders of the Company to call special meetings of the stockholders of the Company.

       Stockholders are urged to read carefully the descriptions and discussions of the Charter Proposals that follow before voting on the Charter Proposals.

       Approval of each Charter Proposal is conditioned upon the approval of all of the Charter Proposals. If any Charter Proposal is not approved, the Certificate of Incorporation will remain in effect without amendment. If all of the Charter Proposals are approved, the Company intends to amend the

Certificate   of   Incorporation   by  filing  a  certificate  of  amendment  in
substantially the form attached hereto as Appendix A (the "Certificate of Amendment") reflecting the Charter Proposals. The Charter Proposals would become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. Under Delaware law, the Company's stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Certificate of Incorporation. The Board of Directors has reserved the right under Section 242(c) of the Delaware General Corporation Law (the "DGCL") to abandon any or all of the Charter Proposals, notwithstanding approval of such Charter Proposals by the stockholders, without further action by the stockholders.

       Under Article VIII of the Certificate of Incorporation, the Board of Directors has the power and authority to amend the by-laws of the Company. If the Charter Proposals are approved, the Board of Directors intends to amend and restate the amended and restated by-laws of the Company (the "By-Laws") to more closely follow and complement the amendment to the Certificate of Incorporation. A copy of the amended and restated By-Laws that the Board of Directors intends to adopt if the Charter Proposals are approved at the Annual Meeting is attached hereto as Appendix B (the "Restated By-Laws").

       Pursuant to the DGCL, approval of each of the Charter Proposals will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of Capital Stock. In tabulating the vote, abstentions and broker non-votes will have the same effect as a vote against the Charter Proposals. The Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of each of the Charter Proposals.

Reasons for the Charter Proposals

       The Charter Proposals are not in response to any effort, of which the Company is aware, to accumulate Capital Stock or to obtain control of the Company. However, the Board of Directors has observed the relatively common use of certain coercive takeover tactics, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy contest and/or partial tender offer and the related use of "two-tiered" pricing. The Board of Directors believes that the best interests of the Company's stockholders will be served if appropriate defenses to coercive tender offers or other coercive efforts to gain control of the Company are established. The overall effect of the Charter Proposals is to render more difficult the accomplishment of undesired mergers, tender offers or proxy contests, the assumption of control by an undesired principal stockholder or stockholders group, and/or the removal of current management and the Board of Directors.

       The principal function of the Charter Proposals, considered as a whole and in conjunction with the Company's existing anti-takeover devices described below, is to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board of Directors rather than through a hostile takeover bid. Even in the case of an all cash offer to all stockholders, the Charter Proposals collectively serve the further function of providing leverage for the Board of Directors to facilitate a bidding process and to negotiate for a better price for the Company's stockholders.

Existing Anti-Takeover Devices

       Certificate of Incorporation. The Certificate of Incorporation does not contain provisions intended by the Company to serve as anti-takeover devices. However, the Certificate of Incorporation authorizes 250,000,000 shares of Common Stock, not all of which have been reserved or issued. These shares of authorized and available Common Stock could, within the limits imposed by applicable law and the rules of the New York Stock Exchange, be issued by the Company as a means to discourage a potential acquirer from seeking control of the Company by diluting public ownership of the Company.

       The Certificate of Incorporation also authorizes the issuance of up to 100,000,000 shares of preferred stock, par value $0.01 per share, of the Company in one or more series, not all of which have been reserved or issued. The Board of Directors is authorized, without any further action by the stockholders, to determine the powers, preferences, and any other rights, and the qualifications, limitations and restrictions thereof of any series and the designation thereof. Pursuant to this provision, the Board of Directors adopted a stockholders' rights plan. Stockholders' rights plans are designed to encourage potential acquirors to negotiate with a company's board of directors to preserve for stockholders the value of a company in the event of a takeover attempt,
particularly   if  the  common  stock  of  the  company  is  trading  at  prices substantially less than the company's long-term value. Rights plans reduce the likelihood that a potential acquiror who is unwilling to pay a market premium that a company's board of directors determines is sufficient will attempt to acquire stock by means of an open market accumulation, front-end loaded tender offer or other coercive or unfair takeover tactics.

       The stockholders' rights plan was put into effect on August 22, 2000 when the Board of Directors authorized a dividend of one preferred share purchase right (a "Right") for each share of Common Stock outstanding at the close of business on September 15, 2000 and 1.039 Rights for each share of 8% Preferred Stock outstanding at the close of business on September 15, 2000. The Rights will cause substantial dilution to a person or group that acquires 15% or more of the Capital Stock on terms not approved by the Board of Directors. The description and terms of the Rights are set forth in a rights agreement, dated as of August 22, 2000, as the same may be amended from time to time, between the Company and American Stock Transfer & Trust Company, as Rights Agent.

       The rights plan may discourage unsolicited takeover bids from third parties or efforts to remove incumbent management, or make these actions more difficult to accomplish. The rights plan was adopted to ensure that in the case of an unsolicited takeover offer, the Company and its stockholders would be protected from takeover attempts, or the acquisitions of a substantial block of equity, on terms which may be less favorable to its stockholders generally than would be available in transactions negotiated with and approved by the Board of Directors. With the rights plan in place, if a hostile takeover is threatened or an offer to acquire a substantial block of Common Stock is made, the Board of Directors is better able to manage the process to ensure that any proposal accepted is in the best interest of all stockholders and, if required and to the extent practicable, the price to the stockholders is maximized and that all stockholders are treated equally.

       By-Laws. The By-Laws currently provide that stockholders must comply with a detailed notice procedure with regard to the nomination by stockholders, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to stockholder proposals to be brought before an annual meeting of stockholders (the "Business Procedure"). Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders pursuant to the Company's notice of meeting, by or at the direction of the Board of Directors, or by a stockholder who has given timely prior written notice to the Secretary of the Company prior to the meeting. To be timely, notice for nominations or stockholder proposals must be received by the Company not later than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting (or, for annual meetings not held within 30 days before or after such anniversary, not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which such meeting is publicly announced or disclosed) or, for nomination for election of directors at a special meeting called for such purpose, not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

       Under the Nomination Procedure, notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including name and addresses, age, principal occupation, the class and number of shares of Common Stock or other capital stock beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person. Under the Business Procedure, notice relating to a stockholder proposal must contain certain information about such proposal and about the stockholder who proposes to bring the proposal before the meeting. Business transacted at any special meetings of stockholders are limited to matters relating to the purposes stated in the notice of that meeting.

       The purpose of the Nomination Procedure is, by requiring a specified amount of advance notice of nominations by stockholders, to afford the Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board of Directors is focused on nominations and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders about the qualifications of the proposed nominee. The purpose of the Business Procedure is, by requiring a specified amount of advance notice of stockholder proposals, to provide a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the Board of Directors, to provide the Board of Directors with a meaningful opportunity to analyze such proposals and to decide whether it is appropriate to either (i) omit such proposal or (ii) inform stockholders, prior to such meetings, of any proposal to be introduced at such meetings, together with any recommendation of the Board of Directors as to action to be taken with respect to such proposal, so as to enable stockholders better to determine whether they desire to attend such meeting or grant a proxy to the Board of Directors as to the disposition of any such proposal.

       Although these advance notice procedures do not give the Board of Directors the power to approve or disapprove stockholder nominations for the election of directors or any other proposal submitted by stockholders, they could have the effect of making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals at a particular stockholders meeting because of the specificity of the procedures to be followed.

       Delaware Law. Section 203 of the DGCL, which is applicable to the Company, may be deemed to have certain anti-takeover effects by prescribing certain voting requirements in instances in which there is a transaction between a publicly held Delaware corporation and an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) during the three year period following the time such person became an interested stockholder.

       Although Section 214 of the DGCL provides that a corporation's certificate of incorporation may provide for cumulative voting for directors, the Certificate of Incorporation does not provide for cumulative voting. As a result, the holders of a majority of the shares of Common Stock have the ability to elect all of the directors being elected at any annual meeting of stockholders.

Anti-Takeover Effects of the Charter Proposals

       Although the Board of Directors believes that the Charter Proposals should be adopted for the reasons set forth in this proxy statement, the Board of Directors is aware that the Charter Proposals may have anti-takeover effects. Although the Charter Proposals are designed as protective measures for the Company's stockholders, the Charter Proposals may have the effect of preventing stockholders from realizing an opportunity to sell their shares of Capital Stock at higher than market prices by deterring unfriendly tender offers or other efforts to obtain control of the Company. The Charter Proposals may have the effect of entrenching the Board of Directors and management of the Company.

       The Board of Directors believes that the Charter Proposals promote the continuity of the Company's management and its business strategies and encourage those seeking to obtain control of the Company to negotiate with management. The Board of Directors believes that if the Company is to be acquired, the interests of the stockholders will best be served by a negotiated transaction that results from careful consideration of the proposed terms, such as the availability of the benefits of the transaction to all stockholders, the price to be paid to stockholders (including minority stockholders), the form of consideration paid and tax effects of the transaction.

       The Charter Proposals are not in response to any effort, of which the Company is aware, to accumulate Capital Stock or to obtain control of the Company. The Board of Directors has observed the relatively common use of certain coercive takeover tactics, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy contests and partial tender offers and the related use of "two-tiered" pricing. In addition, an acquirer, never intending to obtain control of a corporation, may sometimes use the threat of an unfriendly takeover bid to drive up the market price of that corporation's stock as a way to force the corporation to repurchase the acquirer's shares at a premium to avert the threat of a takeover.

       The Board of Directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and without complete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources. These tactics can also result in unfair differences in treatment of stockholders between those who act immediately in response to announcements of takeover activity and those who act later or not at all. The Charter Proposals are intended to encourage potential acquirers seeking control of the Company to initiate such an acquisition through arm's length negotiations with the Board of Directors.

       Even though the Board of Directors believes that the Charter Proposals, individually and collectively, would help to protect the Company's stockholders and may help the Company obtain the best price in a potential transaction, they may also have the effect of impeding or discouraging a merger, tender offer or proxy contest, even if such a transaction may be favorable to the interests of some or all of the Company's stockholders. The Charter Proposals may delay the assumption of control by a holder of a large block of Capital Stock and the removal of incumbent directors and management, even if such removal may be beneficial to some or all of the Company's stockholders. If adopted, the proposal relating to the classified Board of Directors would be applicable to every election of directors, and not just those occurring after a change of control of the Company. Furthermore, the Charter Proposals may have the effect of deterring or frustrating certain types of takeover attempts that may not be approved by the incumbent directors, but that the holders of a majority of the shares of Capital Stock may deem to be in their best interests or in which some or all of the Company's stockholders may receive a substantial premium over the prevailing market price of their shares of Capital Stock.

       By discouraging takeover attempts, the Charter Proposals also could have the incidental effect of inhibiting the temporary fluctuations in the market price of Capital Stock that often result from actual or rumored takeover attempts.

       The Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the Charter Proposals. The Board of Directors further believes that it is preferable to act on the Charter Proposals now when they can be considered carefully rather than hastily during an unsolicited bid for control.

       The Board of Directors has carefully considered the potential adverse effects of the Charter Proposals and has concluded that these effects are substantially outweighed by the benefits that the Charter Proposals, as a whole, would afford the Company and its stockholders. Accordingly, the Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of each of the Charter Proposals.

       The Board of Directors has no current intention to propose other additional anti-takeover measures in future solicitations, although the Board of Directors may determine to propose one or more of such measures at a later date. Except for the filing of the Certificate of Amendment and the adoption of the Restated By-Laws, both as discussed above, the Board of Directors has no current intention to otherwise adopt any other anti-takeover measures, although the Board of Directors may determine to adopt one or more of such measures at a later date. The Company does expect to enter into executive retention agreements with members of management from time to time, which agreements would contain change in control provisions. Such change in control provisions may have anti-takeover effects.

       The Warrant Issuance and the Stock Option Issuance, described below, have the effect of increasing the percentage of the Company's Capital Stock owned by Isaac Perlmutter, who is already the Company's largest stockholder and a member of the Board of Directors. By increasing the concentration of ownership of the Company's Capital Stock, the Warrant Issuance and the Stock Option Issuance may also have the effect of impeding or discouraging a merger, tender offer or proxy contest.

Proposal to Institute a Classified Board of Directors

       On September 5, 2001, the Board of Directors adopted a resolution proposing to amend the Certificate of Incorporation to provide for a classified Board of Directors having three classes of directors with staggered three-year terms. Under this proposal, approximately one-third of the Board of Directors would stand for election in any given year.

       The Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to the Certificate of Incorporation to establish a classified Board of Directors having three classes with staggered three-year terms.

  Effects of Proposal

       The proposed classified board provisions would divide the Board of Directors into three classes of directors, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Directors elected at subsequent annual meetings would serve three-year terms, and the term of one class would expire each year. With a classified Board of Directors, it would generally take a stockholder holding a majority of the outstanding Common Stock two annual meetings of stockholders, rather than one, to elect a majority of the Board of Directors. Moreover, the DGCL provides that, unless a corporation's certificate of incorporation specifically provides otherwise, if a corporation has a classified board, the directors of the corporation may only be removed by the stockholders for cause. The Certificate of Incorporation will not have a provision allowing removal of directors other than for cause.

       If the Charter Proposals are approved, the Certificate of Incorporation would require that any vacancies and newly created directorships will be filled exclusively by vote of a majority of the directors then in office, even if not constituting a quorum (See "- Proposal to Provide for the Filling of Vacancies on the Board of Directors" below). Any director so elected by the Board of Directors to fill a vacancy would become a member of the same class as the director he or she succeeds and would hold office for the remainder of the term of that class and until his or her successor shall have been duly elected and qualified. This change will prevent someone from circumventing what the Board of Directors believes are the beneficial effects of the adoption of a staggered board by increasing the size of the Board of Directors and electing that person's hand-picked designees to fill the newly created directorships.

       If the stockholders approve the proposed classified board provisions, then to place the classes of directors on a staggered basis for purposes of annual elections, the directors in Class I and Class II will initially hold office for one and two-year terms, respectively. The directors in Class I, who will initially serve a one-year term, will be eligible for re-election to a full three-year term at the annual meeting of stockholders to be held in 2002. The directors in Class II, who will initially serve two-year terms, will be eligible for re-election for full three-year terms at the annual meeting of stockholders to be held in 2003. The directors in Class III, who will initially serve full three-year terms, will be eligible for re-election for new three-year terms at the annual meeting of stockholders to be held in 2004. Each director will serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. If the classified board proposal is approved and the incumbent directors are re-elected, James F. Halpin and Sid Ganis will be elected as Class I directors, Shelley F. Greenhaus, Lawrence Mittman, and Avi Arad will be elected as Class II directors, and Morton E. Handel, F. Peter Cuneo and Isaac Perlmutter will be elected as Class III directors.

  Advantages of Proposal

       The Board of Directors believes that dividing the directors into three classes and providing that the directors will serve three-year terms rather than one-year terms is in the best interest of the Company and its stockholders because it should enhance the continuity and stability of the Company's management and the policies formulated by the Board of Directors. At any given time, at least two-thirds of the directors will have one or more years of experience as directors of the Company. New directors would therefore have an opportunity to become familiar with the affairs of the Company and to benefit from the experience of other members of the Board of Directors. Although the Board of Directors believes the Company has not experienced problems with continuity and stability of leadership and policy in the past, it hopes to avoid these problems in the future.

       The Board of Directors also believes that classification will enhance the Company's ability to attract and retain well-qualified individuals who are able to commit the time and resources to understand the Company, its business affairs and operations. The continuity and quality of leadership that results from a classified Board of Directors should, in the opinion of the Board of Directors, promote the long-term value of the Company.

       The Board of Directors also believes that the classified board provisions are in the best interests of the Company and its stockholders because they should, if adopted, reduce the possibility that a third party could effect a sudden or surprise change in control of the Board of Directors. With a classified board, it is more likely that a potential acquirer will initiate any attempt to acquire control of the Company through arm's length negotiations with the Board of Directors. The classified board provisions would help to ensure that the Board of Directors, if confronted by a hostile tender offer, proxy contest or other surprise proposal from a third party, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to act in a manner that it believes to be in the best interest of the Company and its stockholders.

       The classified board provisions do not provide for the removal of directors "without cause". Allowing stockholders to remove a director without cause could be used to subvert the protections afforded by the creation of a classified Board of Directors. One method employed by takeover bidders to obtain control of a board of directors is to seek to acquire a significant percentage of a corporation's outstanding shares through a tender offer or open market purchases and, at the same time, to run a proxy contest seeking to replace the incumbent board with the hand-picked designees of the bidder who would be more willing to approve the terms of a merger or other business combination on terms that might be less favorable to the other stockholders of the corporation than those which would have been approved by the removed directors. Requiring cause to remove a director precludes the use of this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing board of directors before attempting a takeover. Thus, the absence of a provision allowing stockholders to remove a director without cause is consistent with the concept of a classified board in its intended effect of moderating the pace of a change in the Board of Directors. The classified board provisions will not prevent a negotiated acquisition of the Company with the cooperation of the Board of Directors, and a negotiated acquisition could be structured in a manner that would shift control of the Board of Directors to representatives of the acquirer as part of the transaction.

  Disadvantages of Proposal

       The classified board provisions will generally delay, deter or impede changes in control of the Board of Directors or the approval of certain stockholder proposals that might have the effect of facilitating changes in control of the Board of Directors, even if the holders of a majority of the Capital Stock may believe the changes or actions would be in their best interests. For example, classifying the Board of Directors would operate to increase the time required for someone to obtain control of the Company without the cooperation or approval of the incumbent Board of Directors, even if that person holds or acquires a majority of the voting power. Elimination of the right of stockholders to remove directors without cause will make the removal of any director more difficult (unless cause is readily apparent), even if a majority of stockholders believe removal is in their best interest. As a result, there is an increased likelihood that the classified board provisions could have the effect of making it easier for directors to remain in office for reasons relating to their own self interest. The classified board provisions may discourage certain tender offers and other attempts to change control of the Company, even though stockholders might feel those attempts would be beneficial to them or the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the classified board provisions may have the effect of preventing or delaying a bid for the Company's shares that could be beneficial to the Company and its stockholders (See also "- Anti-Takeover Effects of the Charter Proposals" above).

       At this time the Board of Directors does not know of any offer to acquire control of the Company, nor does it know of any effort to remove any director, either for cause or without cause.

Proposal to Provide for the Filling of Vacancies on the Board of Directors

       On September 5, 2001, the Board of Directors adopted a resolution proposing to amend the Certificate of Incorporation to provide that any vacancy on the Board of Directors be filled only by a vote of the majority of directors then in office, even if not constituting a quorum, except to the extent necessary to implement the provisions of the Stockholders' Agreement (as defined below) (see "Election of Directors - Compensation Committee Interlocks and Insider Participation - Stockholders' Agreement" below) as such agreement is in effect on September 30, 2001. The Stockholders' Agreement provides, in pertinent part, that if a director designated by the parties to the Stockholders' Agreement vacates his or her position on the Board of Directors for any reason, including but not limited to the death, removal or retirement of such designee, then the parties to the Stockholders' Agreement that designated such director for election to the Board of Directors shall have the right to nominate a successor designee to fill the resultant vacancy.

       The Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to the Certificate of Incorporation to provide that any vacancy on the Board of Directors be filled only by a vote of the majority of directors then in office.

  Effects of Proposal

       This proposal provides that, except to the extent necessary to implement the provisions of the Stockholders' Agreement as described above, only the remaining directors, even if less than a quorum, and not the stockholders would have the authority to fill a vacancy on the Board of Directors. This provision is intended to further impede the rapid acquisition of control over the Board of Directors by a potential acquirer.

  Advantages of Proposal

       If this proposal is approved, stockholders would be prevented from filling a vacancy on the Board of Directors with their own nominees. The Board of Directors believes that the threat of removal of the Company's management in the context of an unsolicited takeover bid through a change in the composition of the Board of Directors could severely curtail the Company's ability to effectively negotiate with potential acquirers.

  Disadvantages of Proposal

       This proposal, particularly when considered in conjunction with the proposal to implement a staggered board of directors (See "- Proposal to Institute a Classified Board of Directors" above), may have the effect of impeding or discouraging the efforts of potential acquirers to seek control of the Company (See "- Anti-Takeover Effects of the Charter Proposals" above).

Proposal  to  Eliminate  the Right of  Stockholders  to Take  Action by  Written
Consent

       Under the DGCL, unless otherwise provided in a Delaware corporation's certificate of incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of stockholders and is delivered in accordance with the procedures set forth under the DGCL. The Certificate of Incorporation is silent on the matter of stockholder action by written consent. Accordingly, Delaware law would permit the holders of a majority of the Capital Stock to take such action.

       On September 5, 2001, the Board of Directors adopted a resolution proposing to amend the Certificate of Incorporation to eliminate the right of stockholders to take action by written consent except to the extent necessary to implement the provisions of the Stockholders' Agreement (see "Election of Directors - Compensation Committee Interlocks and Insider Participation - Stockholders' Agreement" below) as such agreement is in effect on September 30, 2001 as more fully described in "- Effects of Proposal" below.

       The Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to the Certificate of Incorporation to eliminate the ability of stockholders to take action by written consent without a meeting.

  Effects of Proposal

       This proposal would have the effect of eliminating action by stockholders by written consent and consequently would (i) ensure that all stockholders would have advance notice of any proposed major corporate action by stockholders; (ii) ensure that all stockholders would have an equal opportunity to participate at the meeting of stockholders where such action was being considered; (iii) enable the Company to set a record date for any stockholder voting which would reduce the possibility of disputes or confusion regarding the validity of purported stockholder action; and (iv) encourage a potential acquirer to negotiate directly with the Board of Directors.

       The Stockholders' Agreement provides that the parties thereto will take such action as may reasonably be in their power to cause the Board of Directors to include certain designees of the Investor Group and the Lender Group (as Investor Group and Lender Group are defined under "Election of Directors - Compensation Committee Interlocks and Insider Participation - Stockholders' Agreement" below). The Stockholders' Agreement also provides that the Investor Group and the Lender Group shall have the right to remove their designees and to nominate successor designees to fill the resultant vacancies. Additionally, after July 1, 2000, decreases in beneficial ownership of Capital Stock by either the Investor Group or the Lender Group below certain pre-determined levels, including decreases that occurred prior to July 1, 2000, result in a decreased right to designate directors and a forfeiture of seats on the Board of Directors. The Stockholders' Agreement provides that the parties thereto may act by written consent in lieu of a special meeting of stockholders called for the purpose of carrying out the foregoing nominations, removals and replacements. In order to avoid frustrating such provisions of the Stockholders' Agreement, stockholders may still act by written consent in order to implement the provisions of the Stockholders' Agreement as in effect on September 30, 2001.

  Advantages of Proposal

       The Board of Directors believes that this proposal would give all stockholders the opportunity to have their views taken into account and thereby prevent a stockholder or group of stockholders that acquires a majority of voting power from using a written consent to take a significant corporate action without a meeting of the stockholders. The Board of Directors believes that this proposal is desirable because it preserves the opportunity for a greater number of stockholders to be heard before any stockholder action is taken. The Board of Directors believes that the use of a consent procedure in lieu of a meeting and vote of stockholders is inappropriate for a publicly owned corporation.

       In addition, the Board of Directors believes that the elimination of stockholder action by written consent would help to avoid an ill-advised stockholder action in a context that might not permit the stockholders to have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors. The Board of Directors believes that this proposal would promote negotiations concerning any proposed acquisition of the Company. In the context of a proposed acquisition of the Company, the Board of Directors believes that it would be in the long-term best interests of the Company and its stockholders for the Company and any proposed acquirers to carefully negotiate the terms of the acquisition.

  Disadvantages of Proposal

       A provision in the Certificate of Incorporation which effectively requires a potential acquirer to negotiate with the Company's management and the Board could be characterized as increasing management's and the Board of Directors' ability to retain their positions with the Company and to resist a transaction which may be deemed advantageous by a majority of the stockholders. For this reason, this proposal may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company (See "- Anti-Takeover Effects of the Charter Proposals" above).

Proposal to Eliminate the Right of Stockholders to Call a Special Meeting

       Article 2 of the By-Laws currently allows a special meeting of the Company's stockholders to be called by the chief executive officer or secretary of the Company at the written request of not less than 15% in interest of the stockholders entitled to vote.

       On September 5, 2001, the Board of Directors adopted a resolution proposing to amend the Certificate of Incorporation to eliminate the right of stockholders to call a special meeting of stockholders except to the extent necessary to implement the provisions of the Stockholders' Agreement (see "Election of Directors - Compensation Committee Interlocks and Insider Participation - Stockholders' Agreement" below) as such agreement is in effect on September 30, 2001 as more fully described in "- Effects of Proposal" below. Special meetings of the stockholders may still be called by the chief executive officer or chairman of the board of directors or at the request in writing of a majority of the total number of directors in office when issues arise for which stockholders' guidance is required.

       The Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of an amendment to the Certificate of Incorporation to eliminate the ability of stockholders of the Company to call special meetings of the stockholders.

  Effects of Proposal

       A common tactic of bidders attempting a takeover is to initiate a proxy contest by calling a special meeting. By eliminating such a right, expensive proxy contests can be avoided outside the context of the Company's annual meeting.

       The Stockholders' Agreement provides that the parties thereto will take such action as may reasonably be in their power to cause the Board of Directors to include certain designees of the Investor Group and the Lender Group. The Stockholders' Agreement also provides that the Investor Group and the Lender Group shall have the right to remove their designees and to nominate successor designees to fill the resultant vacancies. Additionally, after July 1, 2000, decreases in beneficial ownership of Capital Stock by either the Investor Group or the Lender Group below certain pre-determined levels, including decreases that occurred prior to July 1, 2000, result in a decreased right to designate directors and a forfeiture of seats on the Board of Directors. The Stockholders' Agreement provides that the parties thereto shall bring about a special meeting of stockholders for the purpose of carrying out the foregoing nominations, removals and replacements. In order to avoid frustrating such provisions of the Stockholders' Agreement, special meetings of the stockholders may still be called by the chief executive officer or the secretary of the Company at the written request of not less than 15% in interest of the stockholders entitled to vote in order to implement the provisions of the Stockholders' Agreement as in effect on September 30, 2001.

  Advantages of Proposal

       The Board of Directors believes that this proposal would provide for the orderly conduct of all Company affairs at special meetings of stockholders. If the proposal is approved, a stockholder could not force stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of stockholders prior to the next annual meeting or prior to such time as the Board of Directors believed such consideration to be appropriate.

  Disadvantages of Proposal

       This proposal may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company. (See "- Anti-Takeover Effects of the Charter Proposals" above).

                   AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN

The Amendment

       The 1998 Plan was adopted by the Board of Directors in November of 1998 and approved by the stockholders in December of 1998. Under the 1998 Plan, an aggregate of six million shares of Common Stock may be made the subject of options, stock appreciation rights, restricted stock awards, performance shares and performance units (collectively, "Awards"), provided that the number of shares of Common

Stock that may be the subject of Awards granted to any individual during any calendar year may not exceed one million shares. The Board of Directors has determined that the number of shares remaining under the 1998 Plan is insufficient to continue to meet the Company's needs of attracting and retaining executive officers, directors and other key employees. The Board of Directors has also determined that the limit on the number of shares of Common Stock that may be the subject of Awards granted to an individual during a calendar year should also be increased to allow the Company to attract and retain individuals of exceptional talent and importance to the Company. As a result, on November 28, 2001, the Board of Directors adopted, subject to stockholder approval, an amendment (the "Plan Amendment") to the 1998 Plan increasing the number of shares of Common Stock that may be issued upon exercise of Awards under the 1998 Plan by an additional ten million shares and increasing the number of such shares that may be the subject of Awards granted to any individual during any calendar year to four million shares.

       The principal provisions of the 1998 Plan are summarized below. The following summary of the material provisions of the 1998 Plan does not purport to be complete and is qualified in its entirety by the terms of the 1998 Plan, a complete copy of which is attached hereto as Appendix C. A copy of the Plan Amendment is attached hereto as Appendix D.

       The Board of Directors is seeking stockholder approval of the Plan Amendment in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of Incentive Stock Options and to satisfy the listing requirements of the New York Stock Exchange. Under the rules of the New York Stock Exchange, stockholder approval of the Plan Amendment will require the affirmative vote of a majority of the votes cast, provided that the total vote cast represents a majority of the Capital Stock. In addition, under Delaware law, stockholder approval of the Plan Amendment will require the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote thereon. In tabulating the vote, abstentions will have the same effect as a vote against the Plan Amendment and broker non-votes will be disregarded and will have no effect on the outcome of the vote. The Board of Directors unanimously recommends that stockholders vote FOR the approval and adoption of the Plan Amendment.

Summary of the Plan

       Under the 1998 Plan, Awards may be granted to officers, employees and directors of the Company and its subsidiaries and to consultants and advisors to the Company or its subsidiaries (collectively, "Participants"). The 1998 Plan is intended to provide financial incentives to the Participants, rewarding them for making significant contributions to the Company's success and encouraging them to associate their interests with those of the Company and its stockholders. The 1998 Plan should also assist the Company in attracting and retaining competent and dedicated individuals whose efforts will be important in helping the Company achieve its long-term growth objectives.

       The 1998 Plan is administered by a "Committee" which is composed of at least two directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16(b) ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the 1998 Plan, the Committee selects Participants to whom Awards will be granted and determines the type, size, terms and conditions of Awards, including the per share purchase price and vesting provisions of options and the restrictions or performance criteria relating to restricted stock and performance awards. The Committee also administers, construes and interprets the 1998 Plan.

Securities to be Offered

       Upon approval of the Plan Amendment, under the 1998 Plan the aggregate number of shares of Common Stock ("Shares") which may be issued upon exercise of Awards, as amended, will be sixteen million; however, no Participant will be permitted to receive Awards with respect to more than four million Shares during any calendar year. In the event of any Change in Capitalization (as defined below), the Committee may adjust the maximum number and class of Shares with respect to which Awards may be granted under the 1998 Plan, the maximum number of Shares with respect to which options or other Awards may be granted to any Participant during any year, the number and class of Shares which are subject to outstanding Awards granted under the 1998 Plan, and if applicable, the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the Shares subject to that Award again become available for grant under the 1998 Plan. A "Change in Capitalization" means any increase or reduction in the number of Shares, or any change in the Shares of exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

Individuals Who May Participate in the 1998 Plan

       All of the Company's (and its subsidiaries') officers, employees and directors together with its (and its subsidiaries') advisors and consultants are eligible to receive Awards under the 1998 Plan. Awards under the 1998 Plan shall be granted at the sole discretion of the Committee. The granting of an Award does not confer upon the Participant any right to continue in the employ of the Company or any of its subsidiaries or affect any right or power of the Company or any of its subsidiaries to terminate the services of such Participant at any time. As of the date of this proxy statement, the class of Participants was approximately 1,200 persons.

Awards

       Options. The Committee may grant to Participants options to purchase Shares. Subject to the provisions of the Code, options may be either incentive stock options (within the meaning of Section 422 of the Code) ("Incentive Stock Options") or nonqualified stock options (an option which does not qualify as an Incentive Stock Option) ("Nonqualified Stock Options"). The per Share purchase price (i.e., the "exercise price") under each option shall be established by the Committee at the time the option is granted. The per Share exercise price of an option shall not be less than 100% of the fair market value of a Share on the date the option is granted (110% in the case of an Incentive Stock Option granted to a ten-percent stockholder). Options will be exercisable at such times and in such installments as determined by the Committee. The Committee may accelerate the exercisability of any option at any time. Each option granted pursuant to the 1998 Plan shall be for such term as determined by the Committee, provided, however, that no option shall be exercisable after the expiration of ten years from its grant date (five years in the case of an Incentive Stock Option granted to a ten-percent stockholder). The agreement evidencing the option grant shall set forth the terms and conditions applicable to such option upon a termination or change in the employment status of the optionee as determined by the Committee. The Committee may also grant dividend equivalent rights in tandem with an option.

       Unless permitted by the Committee, options are not transferable by the optionee other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. The purchase price for Shares acquired pursuant to the exercise of an option must be paid (i) in cash, (ii) by transferring Shares to the Company, or (iii) a combination of the foregoing, upon such terms and conditions as determined by the Committee.

       Stock Appreciation Rights. The 1998 Plan permits the granting of stock appreciation rights to Participants in connection with an option or as a freestanding right. A stock appreciation right permits the grantee to receive, upon exercise, cash and/or Shares, at the discretion of the Committee, equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for those granted in connection with an option, the fair market value per Share on the date preceding the exercise date over the purchase price per Share under the related option, or (y) for those not granted in connection with an option, the fair market value per Share on the date preceding the exercise date over the fair market value per Share on the grant date of the stock appreciation right by
(ii) the number of Shares as to which such stock appreciation right is being exercised.

       Stock appreciation rights granted in connection with an option cover the same Shares as those covered by such option and are generally subject to the same terms. A stock appreciation right granted in connection with an Incentive Stock Option is exercisable only if the fair market value of a Share on the exercise date exceeds the purchase price specified in the related Incentive Stock Option agreement. Freestanding stock appreciation rights shall be granted on such terms and conditions as shall be determined by the Committee, but shall not have a term of greater than ten years.

       Restricted Stock. The terms of a restricted stock Award, including the restrictions placed on such Shares and the time or times at which such restrictions will lapse, shall be determined by the Committee at the time the Award is made. The Committee may determine at the time an Award of restricted stock is granted that dividends paid on such restricted stock may be paid to the grantee or deferred and, if deferred, whether such dividends will be reinvested in shares of Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on shares of restricted stock or forfeited upon the forfeiture of shares of restricted stock. The agreements evidencing Awards of restricted stock shall set forth the terms and conditions of such Awards upon a grantee's termination of employment or service.

       Performance Units and Performance Shares. Performance units and performance shares will be awarded at such times as the Committee may determine and the vesting of performance units and performance shares is based upon the attainment of specified performance objectives by the Corporation, a subsidiary or a division within the specified performance period (the "Performance Cycle"). Performance objectives and the length of the Performance Cycle for performance units and performance shares will be determined by the Committee at the time the Award is made. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization, a change in the tax rate or book tax rate of the Company or any subsidiary, or any other event which may materially affect the performance of the Company, a subsidiary or division. The agreements evidencing Awards of performance units and performance shares will set forth the terms and conditions of such Awards, including those applicable in the event of the grantee's termination of employment. Each performance unit will represent one Share and payments in respect of vested performance units will be made in cash, Shares or Shares of restricted stock or any combination of cash, Shares or Shares of restricted stock. The Committee will determine the total number of performance shares subject to an Award and the time or times at which the performance shares will be issued to the grantee at the time the Award is made. In addition, the Committee will determine (a) the time or times at which the awarded but not issued performance shares shall be issued to the grantee and (b) the time or times at which awarded and issued performance shares shall become vested in or forfeited by the grantee, in either case based upon the attainment of specified performance objectives within the Performance Cycle. At the time the Award of performance shares is made, the Committee may determine that dividends be paid or deferred on the performance shares issued. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on performance shares or forfeited upon the forfeiture of performance shares.

Additional Information

       The 1998 Plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an option or other Award, the optionee or grantee may make a written election to have withheld a portion of the Shares issuable to him or her having an aggregate fair market value equal to the withholding taxes.

       The Committee shall have the authority at the time a grant of options or an Award is made to award designated optionees or grantees tax bonuses that shall be paid on the exercise of such options or payment of such Awards. The Committee shall have full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

       The 1998 Plan will terminate on the day preceding the tenth anniversary of its effective date. The Board of Directors may terminate or amend the 1998 Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Awards, and (ii) to the extent necessary under applicable law or securities exchange rule, no amendment will be effective unless approved by stockholders.

       The closing price of the Common Stock as reported on the New York Stock Exchange on December 31, 2001 was $3.80 per share.

Federal Income Tax Consequences Relating to Options

       Summarized below are the federal income tax consequences that the Company expects (based on current tax laws, rules and interpretations) with respect to Awards.

       Incentive Stock Options. In general, an optionee will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Stock Option.

       Upon the exercise of an Incentive Stock Option, however, the excess of the fair market value on the date of the exercise of the Shares received over the exercise price of Shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

       If the optionee has held the Shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the Shares by the optionee, the difference, if any, between the sale price of the Shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the Shares, generally in an amount equal to the excess of the fair market value of the Shares at the time the option was exercised over the exercise price of the option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the Shares were sold more than one year after the option was exercised. If the optionee sells the Shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the Shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

       Nonqualified Stock Options. In general, an optionee to whom a Nonqualified Stock Option is granted will recognize no income at the time of the grant of the option. Upon the exercise of a Nonqualified Stock Option, an optionee will generally recognize ordinary income in an amount equal to the amount by which the fair market value of the Shares on the date of exercise exceeds the exercise price of the option (special rules may apply in the case of an optionee who is subject to Section 16(b) of the Exchange Act). If the Company complies with applicable withholding requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

       Stock Appreciation Rights (SARs). In general, a grantee to whom an SAR is granted will recognize no income at the time of the grant of the option. Upon exercise of an SAR, the grantee must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the grantee receives. In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the grantee upon exercise of the SAR (subject to the discussion below with respect to Section 162(m) of the Code).

       Restricted Stock. In general, a grantee of restricted stock or any performance award will recognize no income at the time of the grant, unless the grantee of restricted stock elects to accelerate income taxation to the date of the award, and thereby recognizes ordinary income equal to the excess of the market value of the restricted shares over any amount the grantee pays for them (in which case subsequent gain or loss would be capital in nature, and the Company's deduction would equal the income recognized by the grantee as of the date of the restricted stock award).

       If a grantee has not elected to accelerate income taxation to the date of a restricted stock award and the restrictions on such stock subsequently lapse, the grantee must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the grantee receives. The same tax consequences apply to performance units and performance shares. With respect to these Awards generally, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the grantee pursuant to the restricted stock or performance award (subject to the discussion below with respect to Section 162(m) of the Code).

       Special Tax Provisions. Under certain circumstances, the accelerated vesting, cashout or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

       Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year. Section 162(m) generally does not disallow a deduction for payments of qualified "performance-based compensation" the material terms of which have been approved by stockholders. The Company intends that compensation attributable to options, stock appreciation rights and performance Awards granted under the 1998 Plan will be qualified "performance-based compensation." To qualify, the Company has obtained stockholder approval of the 1998 Plan.

New Plan Benefits

       As stated above, the 1998 Plan is administered by a Committee. The Committee has the authority to determine the amounts, terms and grant dates of Awards to be granted in the future to the Participants. As of the date hereof, no such Award determinations have been made pursuant to the 1998 Plan, including Award determinations with respect to the additional Shares available upon approval of the Plan

Amendment other than the Stock Option Issuance. Even if the Plan Amendment had been in effect last year, no additional Awards, other than the Stock Option Issuance, would have occurred because sufficient shares remained available for grant under the 1998 Plan as in effect before its amendment.

       The following table sets forth information concerning options granted under the 1998 Plan to each of the executive officers named in the executive compensation table in this proxy statement; all current executive officers as a group; all current directors who are not executive officers as a group; each nominee for election as director; each associate of any such directors, executive officers or nominees; each other person who received or is to receive 5% of such options; and all employees, including all current officers who are not executive officers, as a group:


                                                               Number of Options Granted under
Name and Position                                                       the 1998 Plan
-----------------                                                       -------------
Named executive officers:
     F. Peter Cuneo.................................................   1,000,000
            President and Chief Executive Officer
     Alan Fine......................................................     515,000
            President and Chief Executive Officer
            of the Company's Toy Biz Division
     Avi Arad.......................................................   1,100,000
            Chief Creative Officer of the Company and
            President and Chief Executive Officer
            of the Company's Marvel Studios Division
     William Jemas, Jr..............................................     250,000
            President of Publishing and Consumer Products
     Richard E. Ungar...............................................     250,000
            President of Marvel Characters Group
All current executive officers as a group...........................   3,390,000
All current directors who are not executive officers as a group.....   4,160,000  (1)
Nominees for election as a director:
     Morton E. Handel...............................................      60,000
     Avi Arad.......................................................   1,100,000
     F. Peter Cuneo.................................................   1,000,000
     Sid Ganis......................................................      30,000
     Shelley F. Greenhaus...........................................      30,000
     James F. Halpin................................................      30,000
     Lawrence Mittman...............................................      30,000
     Isaac Perlmutter...............................................   3,980,000  (1)
Associates of any directors, executive officers or nominees.........        None
Each other person who received or is to receive 5% of such options..        None
All employees, including all current officers who are not executive
  officers, as a group..............................................   1,868,751

----------
(1) Figures include the stock options subject of the Stock Option Issuance to purchase 3,950,000 shares of Common Stock. The issuance of such stock options is subject to approval of the Plan Amendment and the Stock Option Issuance by the stockholders of the Company. For a complete description of the Stock Option Issuance, see "Issuance of the Stock Options" below.

Interest of Certain Persons in Matters to be Acted Upon

       The officers and directors of the Company have an interest in the Plan Amendment to the extent they are eligible to participate therein. Additionally, because there are currently not enough stock options available for issuance under the 1998 Plan to accommodate the Stock Option Issuance, the Stock Option Issuance is contingent upon the approval of the Plan Amendment. Accordingly, Isaac Perlmutter, the Company's largest stockholder and a director of the Company has an interest in the Plan Amendment. For more information on the Stock Option Issuance , see "Issuance of the Stock Options" below.

                            ISSUANCE OF THE WARRANTS

Proposal to Approve the Issuance of the Warrants

       On November 30, 2001, the Company entered into a warrant agreement (the "Warrant Agreement") with Isaac Perlmutter, the Company's largest stockholder and a director of the Company, pursuant to which, if the Warrant Issuance is approved, Mr. Perlmutter will have the right to receive five year warrants to purchase up to a maximum of five million shares of Common Stock at an initial exercise price per share equal to $3.11 (the "Warrants"). For a more complete summary of the terms of the Warrants, see "- Certain Transaction Documents - Warrant Agreement" below.

       The Company is seeking stockholder approval for the issuance of the Warrants in order to comply with the rules of the New York Stock Exchange, the stock market on which the Common Stock is listed. Under the rules of the New York Stock Exchange, an issuer whose securities are listed on the New York Stock Exchange is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into common stock, to a director, officer or substantial security holder of such issuer if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be converted or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance. On November 30, 2001, one percent of the number of shares of Common Stock was 338,539 shares and one percent of the outstanding voting power of the Company was 535,522 shares, in each case before giving effect to either the Warrant Issuance or the Stock Option Issuance. As a result, the Warrant Issuance requires approval of the Company's Stockholders.

       If the stockholders of the Company do not approve the Warrant Issuance, the Warrants will terminate without becoming exercisable. In that event, a fee of up to $7 million will be paid to Mr. Perlmutter in lieu of the Warrant Issuance.

       The parties to the Voting Agreement (see "- Certain Transaction Documents
- Voting Agreement" below) have the power to vote, in the aggregate, approximately 52.6% in voting power of the shares of Capital Stock and have agreed to vote their shares of Capital Stock in favor of the Warrant Issuance. Accordingly, a vote in favor of the Warrant Issuance is assured without the vote of any other holder of Capital Stock.

       The Board of Directors unanimously recommends that stockholders vote FOR the approval of the Warrant Issuance.

Background of the Proposal

       Since February 1999, the Company has had outstanding $250 million of 12% Senior Notes due 2009 (the "Notes"). During the past year, the Notes have traded at a significant discount to their face amount causing the effective interest rate on the Notes to be much higher than the stated 12% rate. The Company considered that the nature of the toy business, particularly its seasonal nature and long lead times in toy development, make the toy business volatile and a difficult business for a company with significant leverage and high fixed interest costs. At the same time, market interest rates were declining. The combination of toy business volatility and declining market interest rates caused the Company to consider the desirability of purchasing the Notes at the discount at which they traded in the market in order to achieve an effective interest rate savings.

       In addition to the Notes, the Company had a credit agreement (the "Credit Agreement") with Citibank, N.A. ("Citibank") which the Company used to finance its working capital needs. The ability of the Company to borrow under the Credit Agreement was based upon the amount of the Company's receivables and inventory. At March 31, 2001, the Company was not in compliance with certain covenants contained in the Credit Agreement. On May 14, 2001, the Company entered into a waiver agreement with Citibank (the "Waiver Agreement") which among other matters waived the covenant failures by the Company, eliminated working capital availability and limited the amount of money available for letters of credit. In addition, under the terms of the Waiver Agreement the Company initially deposited $2 million plus an additional $1 million on the last day of each of June and July 2001 into a restricted cash account to collateralize the outstanding balances under the letters of credit under the Credit Agreement. Pursuant to the Waiver Agreement, the Company was also required to have deposited an amount equal to 105% of the outstanding letters of credit by November 30, 2001.

       The Waiver Agreement provided that if the Company did not deposit an amount equal to 105% of the outstanding letters of credit by August 14, 2001, Citibank would engage an appraiser, at the Company's expense, to perform an appraisal of the Company's intellectual property. The Company anticipated that this appraisal would cost the Company a significant amount of money. Also, under the Waiver Agreement, the Company was incurring an additional 2% letter of credit fee annually on the amount of its outstanding letters of credit. For these reasons, and because the Company recognized that it would have to fully cash collateralize the outstanding letters of credit by November 30th, 2001, the Company began approaching other financial institutions to attempt to arrange financing to replace the Credit Agreement and obtain additional borrowed funds which could be used to buy back a portion of the Notes.

       On July 11, 2001, Mr. Perlmutter began purchasing Notes in open market purchases. From July 11, 2001 through September 28, 2001, Mr. Perlmutter purchased a total of approximately $38 million in principal amount of Notes at an average price of 53% of the face amount of the Notes. Mr. Perlmutter purchased those Notes with personal funds.

       The Company, however, was not able to obtain financing to replace the Credit Agreement based upon its inventory or receivables because the Company had previously made a strategic decision to sell its products on an F.O.B. basis eliminating the need for the Company to take title to its products and reducing the need for the Company to maintain inventory balances in the United States. In addition, the Company's F.O.B. sales reduced its receivable base. With reduced inventory and fewer receivables, the Company found that it had less collateral to offer a new lender and therefore could not find a lender willing to increase the size of its line of credit.

       The Company then approached financial institutions to attempt to obtain financing based on the Company's cash flows rather than on its asset base. The Company was informed by various institutions that such a line of credit would only be available if the Company were to obtain a guaranty from Mr. Perlmutter. Mr. Perlmutter indicated to the Board of Directors that he would be willing to provide such a guaranty but would require compensation for doing so. In anticipation of the likelihood that such a guaranty would be required, the Board of Directors formed a special committee of the Board of the Directors on June 25, 2001 consisting of Shelley Greenhaus, James Halpin, and Sid Ganis, each of whom was perceived to be an independent director in any transaction between the Company and Mr. Perlmutter (the "Special Committee").

       In July, 2001, HSBC Bank USA ("HSBC") and another financial institution made tentative proposals to the Company for replacement financing. Because these proposals did not require a personal guaranty from Mr. Perlmutter, the special committee was disbanded in early August 2001. The Company continued discussions with HSBC, but rejected the proposal from the other financial institution because its terms were significantly more expensive to the Company than those proposed by HSBC. During August 2001, in the course of continued discussions with HSBC, HSBC informed the Company that it would in fact require a personal guaranty from Mr. Perlmutter, and on September 5, 2001, the Board of Directors revived the Special Committee. The Special Committee's principal focus was to be
(a) the
consideration that should be paid to Mr. Perlmutter in exchange for his provision of his proposed personal guaranty, in part, and in exchange for the repurchase of a substantial face amount of Notes which Mr. Perlmutter and perhaps others would be willing to sell to the Company (respectively, the "Guaranty Consideration" and the "Note Consideration"), and (b) the compensation that should be given to Mr. Perlmutter to obtain his full-time, multi-year commitment to the Company in areas where he could make a significant contribution to the success of the Company (the "Employment Compensation").

       The Special Committee retained independent financial advisors, executive compensation consultants, and counsel to assist it in its deliberations. During the course of the next few months, the Special Committee met and conferred with its advisors on numerous occasions. The Special Committee also met with the Company's Chairman, President and Executive Vice President - Business and Legal Affairs, and the Company's outside counsel. Additionally, separate from its meetings, Special Committee members discussed relevant matters with each other and with the Special Committee's advisors.

       On August 23, 2001, the Company entered into an agreement (the "Substitution Agreement") with Object Trading Corp., a corporation wholly owned by Mr. Perlmutter, pursuant to which Object Trading Corp. agreed to have new letters of credit issued to replace approximately $12.4 million of the $17.5 million of letters of credit outstanding under the Credit Agreement, along with an additional letter of credit for $3.4 million in connection with the appeal of an adverse litigation decision. The replacement letters of credit were required to be delivered by the Company to licensors of intellectual property which the Company uses in the manufacture of various toys and in connection with certain advertising commitments relating to the toy business. In accordance with the Substitution Agreement, Object Trading Corp. obtained the replacement letters of credit from HSBC which, pursuant to the terms of the Substitution Agreement, would remain in effect until the earlier of the date the Company was able to close a new bank financing on terms approved by the Board of Directors or November 30, 2001. No fee was payable by the Company to Object Trading Corp. under the Substitution Agreement, but the Company agreed thereunder to reimburse Object Trading Corp. for all out-of-pocket costs and expenses incurred by it in connection with opening and maintaining the replacement letters of credit, and for the amount of any payments made by Object Trading Corp. to reimburse HSBC in the event any of the replacement letters of credit were drawn upon. The Company also granted Object Trading Corp. a first security interest in the same assets that were granted as security under the Credit Agreement.

       On August 14, 2001, consistent with the Company's goal of reducing its involvement in the toy business, the Company announced that it had entered into a worldwide licensing agreement with an unrelated Hong-Kong based company, Toy Biz Worldwide, Ltd., for the sale and manufacture of action figures and accessories that feature the Company's characters other than those based upon the upcoming Spider-Man movie. In connection with granting that license, the Company received a license fee of $20 million, paid in the form of Notes valued at 50.3% of their face amount.

       On September 28, 2001, the Company signed a commitment letter with HSBC to provide the HSBC line of credit which was conditioned upon the bank obtaining a personal guaranty from Mr. Perlmutter.

       Throughout September, with the assistance of its advisors, the Special Committee formulated its positions with respect to the Guaranty Consideration, the Note Consideration, and the Employment Compensation and engaged in active negotiations directly with Mr. Perlmutter and, through counsel, with counsel to Mr. Perlmutter.

       Prior to taking definitive action, the Special Committee received the separate opinions of its executive compensation consultants and its financial advisors.

       At the conclusion of its deliberations, the Special Committee unanimously recommended to the Board of Directors for its favorable consideration, the Guaranty Consideration, the Note Consideration, and the Employment Compensation.

       On October 5, 2001, the Company terminated the Credit Agreement. On November 30, 2001, the Company and HSBC entered into a credit agreement pursuant to which the Company obtained an $80 million secured credit facility (the "New Facility") comprised of a revolving letter of credit facility and a multiple draw term loan facility that may be used to finance the purchase of a portion of the Notes. The New Facility has been guarantied by certain of the Company's domestic subsidiaries and by Mr. Perlmutter.

Certain Transaction Documents

       In consideration of Mr. Perlmutter's guaranty of the Company's obligations under the New Facility, the Company and Mr. Perlmutter entered into
(i) the Warrant Agreement, pursuant to which the Company granted Mr. Perlmutter warrants to purchase shares of Common Stock, and (ii) a registration rights agreement, pursuant to which the Company gave Mr. Perlmutter certain registration rights with respect to the shares of Common Stock issuable to him under the Warrant Agreement. In connection with the foregoing, the Company, Mr. Perlmutter, and the three other largest stockholders of the Company entered into a Voting Agreement pursuant to which Mr. Perlmutter and such other stockholders agreed, among other things, to vote in favor of the Warrant Issuance to Mr. Perlmutter. The Company also agreed to purchase Notes held by Mr. Perlmutter pursuant to a Notes Purchase Agreement.

The Warrant Agreement

       The following is a summary of the significant provisions of the Warrant Agreement, dated as of November 30, 2001, by and between the Company and Isaac Perlmutter (the "Warrant Agreement"). This summary is qualified in its entirety by the terms of the Warrant Agreement, a copy of which is included with this proxy statement as Appendix E and incorporated herein by reference.

       Exercise Price and Number of Warrants. The Company is seeking stockholder approval for the issuance of warrants to Mr. Perlmutter pursuant to the Warrant Agreement and in consideration of (i) Mr. Perlmutter's guaranty of the Company's obligations under the New Facility, and (ii) any credit support that Mr. Perlmutter may provide for the Company's obligations under its lease for its executive offices (the "Office Guaranty"). Upon obtaining stockholder approval, Mr. Perlmutter will be issued warrants (the "Warrants") entitling him to purchase up to five million (5,000,000) shares of the Common Stock at a per share purchase price equal to $3.11, which was the average closing price of the Company's Common Stock over the ten trading days preceding the issuance of the Warrants. The maximum number of Warrants that Mr. Perlmutter would be allowed to exercise at any point in time shall be equal to 5,000,000 multiplied by the fraction obtained by dividing (A) a number representing the sum of (i) the maximum amount guarantied by Mr. Perlmutter of the Company's utilization of the New Facility prior to May 31, 2003, (ii) $10,000,000, and (iii) the maximum amount of the Office Guaranty (if approved by the Company's Board of Directors and not to exceed $5,000,000), by (B) $30,000,000 (the "Funding Ratio"), such fraction not to exceed an amount equal to 1.

       Adjustments to the Exercise Price. The exercise price of the Warrants, and the number of shares of Common Stock purchasable upon exercise of the Warrants, will be adjusted if the Company: (i) issues any Common Stock or other capital stock of the Company in payment of a dividend or other distribution with respect to its Common Stock, (ii) subdivides its issued and outstanding Common Stock, (iii) combines its issued and outstanding Common Stock into a smaller number of shares, (iv) reclassifies or converts its Common Stock (other than a reclassification in connection with a merger, consolidation or other business combination), or (v) distributes to all holders of its Common Stock any of the Company's assets, debt securities or any options, warrants or rights to purchase securities. Specifically, the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date or effective date of any such event (the "Event Date") shall be adjusted so that the holder of the Warrant shall be entitled to receive the kind and number of shares of Common Stock after the Event Date which such holder would have been entitled to receive after the Event Date had such holder exercised the Warrant immediately prior to the Event Date.

       In the event of a merger, consolidation or other business combination pursuant to which consideration is payable to holders of Common Stock in exchange for such stock, the Warrants shall remain subject to the Warrant Agreement and the holder of each Warrant shall, after such consolidation, merger or business combination, be entitled to receive upon exercise of the Warrant the number of shares in the capital or property (including cash) of or from the entity resulting from, surviving, or purchasing assets pursuant to, such consolidation, merger or business combination, that would have been distributable or payable on account of the Common Stock had the Warrants had been exercised immediately prior to such merger, consolidation or business combination. If, however, such consideration consists solely of cash, or the Company dissolves, liquidates, or winds up, then the holder of the Warrants shall be entitled to receive, on an equal basis with holders of Common Stock, a payment equal to the excess of (i) payments or distributions to the holder of the Warrants had the Warrants been exercised immediately prior to such event, over (ii) the exercise price of each Warrant. In the event of any such payment, the Warrants shall expire.

       In addition to the adjustments described above, the Company's Board of Directors has the right at any time to decrease the exercise price of the Warrants or increase the number of shares issuable upon the exercise of the Warrants.

       Payment of Exercise Price. In order to exercise any of the Warrants, payment of the exercise price may be made: (i) in cash, (ii) without the payment of cash, by reducing the number of shares of Common Stock that would be obtainable upon the exercise of the Warrant so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock for which such Warrant would be exercisable in cash, multiplied by (b) a fraction, the numerator of which is the excess of the average of the per share closing prices for such Common Stock for the 20 consecutive days immediately preceding the exercise date over the exercise price per share as of the exercise date, and the denominator of which is the current market price per share of Common Stock on the exercise date, or (iii) a combination of (i) and (ii).

       Transfer Restrictions. Mr. Perlmutter may only transfer Warrants to his "Affiliates," meaning any other individual or entity directly or indirectly controlling, controlled by, or under direct or indirect common control with, Mr. Perlmutter. In the event of such transfers, Affiliates of Mr. Perlmutter may subsequently transfer the Warrants only to Mr. Perlmutter or another of his Affiliates.

       Alternative Provisions in the Event Stockholder Approval is Not Obtained. Although the holders of 52.6% of the voting stock of the Company have contractually agreed to vote in favor of the issuance of the Warrants to Mr. Perlmutter, the Warrant Agreement provides for alternative provisions to govern in the event stockholder approval is not obtained. If the Company's stockholders do not approve the issuance of the Warrants, the Warrants will terminate without becoming exercisable. In addition, a fee of up to $7 million will be paid to Mr. Perlmutter ten days after the date that the credit agreement evidencing the New Facility has terminated. The portion of that $7 million fee payable to Mr. Perlmutter would be pro rated based on the Funding Ratio, as described above.

       Expiration of Warrants; Termination and Amendment of Warrant Agreement. If not exercised or otherwise terminated, the Warrants expire on November 30, 2006. The Company also has the right to terminate the Warrant Agreement without the Warrants becoming exercisable if, before December 31,

2001 (i) the Company receives an unsolicited proposal for a substitute guaranty from a third party on terms which, in the good faith judgment of the Board of Directors of the Company, are more favorable to the Company, (ii) Mr. Perlmutter is released from liability on his guaranty to HSBC Bank USA, and (iii) the Company has given Mr. Perlmutter at least two days notice of such unsolicited guaranty.

The Warrant Shares Registration Rights Agreement

       The following is a summary of the significant provisions of the Warrant Shares Registration Rights Agreement, dated as of November 30, 2001, by and between the Company and Isaac Perlmutter (the "Warrant Registration Rights Agreement").

       Piggyback Rights. Pursuant to the terms of the Warrant Registration Rights Agreement, if the Company proposes to file a registration statement with the United States Securities and Exchange Commission respecting an offering in which securities are sold to underwriters on a firm commitment basis for reoffering to the public (an "Underwritten Offering"), then the holders of the Warrants shall have the right to request the inclusion in such registration statement of the shares of Common Stock underlying such Warrants (the "Piggyback Rights").

       Shelf Registration Rights. The Company is obligated to use commercially reasonable efforts (i) to cause to be filed pursuant to Rule 415 under the Securities Act of 1933, as amended, a shelf registration statement covering the resale of the shares of Common Stock underlying the Warrants, and (ii) to cause such shelf registration statement to become effective under the Securities Act within six months and two weeks after November 30, 2001. Once such registration statement has become effected, the Company is obligated to use commercially reasonable efforts to keep it continuously effective until such time as all Warrants have been exercised or have expired.

       Other Company Obligations. The Company has agreed to standard indemnifications of each beneficial owner of Warrants or any Affiliate of such beneficial owner. The Company has agreed to bear all of the expenses relating to the Company's performance of or compliance with its obligations under the Warrant Registration Rights Agreement, except for Mr. Perlmutter's or other holders' (i) share of underwriting discounts and commissions and (ii) fees and disbursements, including legal fees. The Company has agreed not to purchase and then resell or otherwise transfer any Warrants other than Warrants acquired and cancelled.

Credit Agreement

       The following is a summary of the significant provisions of the Credit Agreement.

       Under the terms of the Credit Agreement, the Company obtained an $80 million secured credit facility (the "New Facility"). The New Facility is comprised of: (a) a $20 million revolving letter of credit facility renewable annually for up to three years; and (b) a $60 million multiple draw three year amortizing term loan facility available until January 31, 2002. The term loan portion of the New Facility may be used to finance the purchase of a portion of the Company's Notes. Under the terms of that certain Indenture, dated as of February 25, 1999, defining the rights of holders of 12% senior notes due 2009, the Company is restricted from incurring indebtedness in excess of $70 million. As a result, the Company cannot utilize the New Facility to borrow in excess of $70 million at any given time.

       The term loan facility amortizes quarterly over three years with the outstanding principal due and payable on September 30, 2004. The letter of credit facility is a one-year facility subject to annual renewal, expiring on the date which is five days prior to the final maturity date for the term loan facility. At the option of the Company, the term loans bear interest either at the lender's base rate plus a margin of 2.5% or the lender's reserve adjusted LIBOR rate plus a margin of 3.5%. The Company may prepay the term loans applying the base rate at any time without penalty, but may only prepay the LIBOR rate loans without penalty at the end of the applicable interest period. The New Facility contains customary mandatory prepayment provisions for facilities of this nature, including an excess cash flow sweep.

       The New Facility contains customary event of default provisions and covenants restricting the Company's operations and activities, including the amount of capital expenditures, and also contains certain covenants relating to the maintenance of minimum net worth and a minimum interest coverage and leverage ratio.

       The New Facility is secured by: (i) a first priority perfected lien in all of the assets of the Company; (ii) a first priority perfected lien in all the capital stock of each of the Company's domestic subsidiaries; (iii) a first priority perfected lien in 65% of the capital stock of each of the Company's foreign subsidiaries; and (vi) cash collateral to be placed in a cash reserve account in an amount equal to at least $10 million at the end of each fiscal quarter.

Guaranty And Security Agreement

       The following is a summary of the significant provisions of the Guaranty (the "Guaranty") and the Security Agreement (the "Security Agreement"), each dated as of November 30, 2001, by and between the Company and Isaac Perlmutter.

       Under the terms of the Guaranty, Mr. Perlmutter has guarantied the payment of the Company's obligations under the New Facility in an amount equal to 25% of all principal obligations relating to the New Facility plus an amount, not to exceed $10 million, equal to the difference between the amount required to be in the cash reserve account maintained by the Company and the actual amount on deposit in such cash reserve account at the end of each fiscal quarter; provided that the aggregate amount guarantied by Mr. Perlmutter will not exceed $30 million.

       Pursuant to the Security Agreement, Mr. Perlmutter has provided the creditors under the Credit Agreement with a security interest in the following types of property, whether currently owned or subsequently acquired by him: all promissory notes, certificates of deposit, deposit accounts, checks and other instruments, and all insurance or similar payments or any indemnity payable by reason of loss or damage to or otherwise with respect to any such property.

Voting Agreement

       The following is a summary of the significant provisions of the voting agreement, dated as of November 30, 2001 by and between the Company each of Avi Arad, Isaac Perlmutter, Morgan Stanley & Co. Incorporated, and Whippoorwill Associates, Incorporated, as agent and/or general partner for its discretionary accounts (the "Stockholders") (the "Voting Agreement"). This summary is qualified in its entirety by the terms of the Voting Agreement, incorporated herein by reference to Exhibit 10.8 of the Company's Current Report of Form 8-K, filed with the Securities and Exchange Commission on December 4, 2001.

       Under the terms of the Voting Agreement, the Company has agreed to hold a meeting of stockholders for the purpose of approving (i) the issuance of the Warrants to Mr. Perlmutter, (ii) the Stock Option Issuance to Mr. Perlmutter (see "Issuance of the Stock Options -- Certain Transaction Documents," below), and (iii) the adoption of the Plan Amendment. The Stockholders have agreed to vote their shares in favor of those proposals. The Stockholders have "voting power" (as such term is used in Rule 13d-3 of the General Rules and Regulations Under the Securities Exchange Act of 1934, as amended) with respect to 52.6% of the Company's combined outstanding Common Stock and 8% Preferred Stock.

Notes Purchase Agreement

       The following is a summary of the significant provisions of the Notes Purchase Agreement, dated as of November 30, 2001, by and between the Company and Isaac Perlmutter (the "Notes Purchase Agreement"). This summary is qualified in its entirety by the terms of the Notes Purchase Agreement, incorporated herein by reference to Exhibit 10.10 of the Company's Current Report of Form 8-K, filed with the Securities and Exchange Commission on December 4, 2001.

       Pursuant to the Notes Purchase Agreement, the Company has agreed to purchase 12% Senior Notes of the Company due 2009 having an aggregate face amount of $42,968,000 (the "Notes") from Mr. Perlmutter. Notes which Mr.
Perlmutter purchased at the time of the Company's original issuance of such notes, for which Mr. Perlmutter paid the full face amount, will be purchased by the Company for 53% of their face amount. The purchase price for the Notes which Mr. Perlmutter purchased since the time of the Company's original issuance will be Mr. Perlmutter's purchase price for those Notes (which averages approximately 53% of the face amount of those notes) plus 7% per year from the date of his purchase of those Notes. Any interest received by Mr. Perlmutter on such additional Notes will be credited against the purchase price of those notes. The closing of the Notes Purchase Agreement will take place no later than December 31, 2001.

Reasons for the Transaction

       As discussed in "- Background of the Proposal" above, since February 1999, the Company has had outstanding $250 million in principal amount of Notes. During the past year, the Notes have traded at a significant discount to their face amount causing the effective interest rate on the Notes to be much higher than the stated 12% rate. The combination of toy business volatility and declining market interest rates caused the Company to consider the desirability of purchasing the Notes at the discount which they traded in the market in order to achieve an effective interest rate savings.

       Also as discussed in "- Background of the Proposal" above, the Company desired to terminate the Credit Agreement in order to avoid certain expenses thereunder. The Substitution Agreement, which provided the Company the replacement letters of credit, was scheduled to terminate in accordance with its terms no later than November 30, 2001.

       The New Facility provides the Company with a revolving letter of credit facility in order to replace the letters of credit issued pursuant to the Substitution Agreement. In addition, the New Facility allowed the Company to purchase approximately $43 million in face amount of Notes for approximately $24.5 million under the Notes Purchase Agreement. Those Notes have an effective pre-tax interest cost to the Company of approximately 21% while the funds borrowed under the New Facility with which they are to be purchased bore an interest rate on December 27, 2001 of 5.4%.

Anti-Takeover Effects of the Proposal

       If the Warrant Issuance is approved and the maximum number of Warrants issuable to Mr. Perlmutter pursuant to the Warrant Agreement are issued and such Warrants are exercised for shares of Common Stock, Mr. Perlmutter's voting power in the Company will increase from 27.9% to 33.8% (based on the number of shares of Capital Stock outstanding on the Record Date). Additionally, if the Plan Amendment and the Stock Option Issuance (see "Amendment to the 1998 Stock Incentive Plan" above and "Issuance of the Stock Options" below, respectively) are approved by the stockholders of the Company, and Mr. Perlmutter exercises the Stock Options for restricted Common Stock, Mr. Perlmutter's voting power in the Company will further increase to 37.8% (based on the number of shares of Capital Stock outstanding on the Record Date). This may have the effect of preventing stockholders from realizing an opportunity to sell their shares of Capital Stock at higher than market prices by deterring unfriendly tender offers or other efforts to obtain control of the Company. In addition, the Warrant Issuance may have the effect of entrenching the Board of Directors and management of the Company.

       Although Mr. Perlmutter and the Company's three other largest stockholders (holding collectively 52.6% of the voting power of the Company's Capital Stock) are parties to the Stockholders' Agreement ) (see "Election of Directors - Compensation Committee Interlocks and Insider Participation - Stockholders' Agreement" below) under which the Investor Group (of which Mr. Perlmutter is a member) has the right to designate six members of the board of directors, shares of Capital Stock sold by parties to the Stockholders' Agreement to purchasers who are not affiliates of such parties are no longer bound by that agreement. As a result, if through sales of Capital Stock by those parties, the shares of Capital Stock bound by that agreement were to become less than the majority of the shares of Capital Stock outstanding, it would become possible for stockholders to replace a majority of directors on the Board of Directors through a proxy fight. The Warrant Issuance may have the effect of discouraging such a proxy fight or making it more difficult to accomplish by increasing the number of shares of Capital Stock subject to the Stockholders' Agreement.

                          ISSUANCE OF THE STOCK OPTIONS

Proposal to Approve the Issuance of the Stock Options

       On November 30, 2001, the Company entered into an employment agreement (the "Employment Agreement") with Mr. Perlmutter pursuant to which Mr. Perlmutter will be employed for a six-year term as the Company's Vice Chairman of the Board of Directors. If the Stock Option Issuance is approved, Mr. Perlmutter will receive as compensation for his services, among other things, options to purchase 3,950,000 shares of Common Stock at an exercise price per share equal to $3.30 ("Stock Options") pursuant to a nonqualified stock option agreement (the "Nonqualified Stock Option Agreement") under the 1998 Plan. For a more complete summary of the terms of the Employment Agreement, see "- Certain Transaction Documents - Employment Agreement" below. For a more complete summary of the terms of the Stock Options, see "- Certain Transaction Documents - Nonqualified Stock Option Agreement" below.

       Stockholder approval of the Stock Option Issuance is not required by the 1998 Plan or the rules of the New York Stock Exchange. The Board of Directors is submitting the Stock Option Issuance to stockholders for approval as a matter of what it considers to be good corporate practice. If the stockholders fail to approve the Stock Option Issuance or the Plan Amendment, which is required to accommodate the Stock Option Issuance, Mr. Perlmutter's base salary under the Employment Agreement will be increased to $450,000 per year and he will be eligible to receive a target annual bonus of up to $250,000. In addition, the number of shares of Common Stock which Mr. Perlmutter may purchase pursuant to stock options will be reduced to 150,000 shares and he will be entitled to receive additional grants of 150,000 options each year during the term of his employment, subject to any stockholder approval that may be required.

       The parties to the Voting Agreement (see "- Certain Transaction Documents
- Voting Agreement" above) have the power to vote, in the aggregate, approximately 52.6% in voting power of the shares of Capital Stock and have agreed to vote their shares of Capital Stock in favor of the Plan Amendment and the Stock Option Issuance. Accordingly, a vote in favor of the Plan Amendment and Stock Option Issuance is assured without the vote of any other holder of Capital Stock.

       The Board of Directors unanimously recommends that stockholders vote FOR the approval of the Stock Option Issuance.

Certain Transaction Documents

       In consideration of Mr. Perlmutter's guaranty of the Company's obligations under the New Facility, the Company and Mr. Perlmutter entered into
(i) the Employment Agreement, pursuant to which Mr. Perlmutter will be employed for a six-year term as the Company's Vice Chairman of the Board of Directors, and (ii) the Nonqualified Stock Option Agreement, pursuant to which the Company granted Mr. Perlmutter options to purchase shares of Common Stock. In connection with the foregoing, the Company, Mr. Perlmutter, and the three other largest stockholders of the Company entered into a Voting Agreement pursuant to which Mr. Perlmutter and such other stockholders agreed, among other things, to vote in favor of the Stock Option Issuance to Mr. Perlmutter (see "Issuance of the Warrants - Certain Transaction Documents - Voting Agreement" above).

Employment Agreement

       The following is a summary of the significant provisions of the Employment Agreement, dated as of November 30, 2001, by and between the Company and Isaac Perlmutter (the "Employment Agreement"). This summary is qualified in its entirety by the terms of the Employment Agreement, incorporated herein by reference to Exhibit 10.6 of the Company's Current Report of Form 8-K, filed with the Securities and Exchange Commission on December 4, 2001.

       Duties. Under the terms of the Employment Agreement, Mr. Perlmutter will be employed for a six-year term as the Company's Vice-Chairman of the Board of Directors, reporting to the Board of Directors and Chairman of the Company. Mr. Perlmutter's duties shall relate to formulation of long-term business strategy and near term operations, including licensing activities; the Company's assistance with negotiations with motion picture and television producers, amusement and theme parks, and video game and toy manufacturers; toy business marketing; sale of distressed products and relationships with major retailers including Toys R Us, K-B Toys, Wal-Mart and K-Mart; litigation strategy and tactics; and cost control. Mr. Perlmutter's duties shall be performed at the direction and under the supervision of the Board of Directors and Chairman and may include additional or different duties assigned to him by the Board of Directors and Chairman consistent with the foregoing and his position as Vice-Chairman of the Board of Directors.

       Compensation. Mr. Perlmutter will be entitled to a salary of $1 per year, fringe benefits generally offered to the Company's executive officers, and the possibility of an annual bonus at the discretion of the Company. The Company is also seeking stockholder approval for an amendment to the Company's 1998 Stock Incentive Plan to increase the number of shares issuable under such Plan (the "Plan Amendment"), and to subsequently issue stock options to Mr. Perlmutter under the Employment Agreement. If the requisite stockholder approval is obtained, Mr. Perlmutter will also receive, as compensation for his services, options to purchase 3,950,000 shares of the Company's Common Stock at an exercise price per share equal to $3.30 (the "Options"). The provisions of the stock option agreement governing the rights and obligations of the Company and Mr. Perlmutter with respect thereto are described in further detail in the section below entitled "Nonstatutory Stock Option Agreement."

       Confidentiality, Non-competition, Non-solicitation, and Intellectual Property Rights. The Employment Agreement requires Mr. Perlmutter to maintain the confidentiality of all confidential matters of the Company, including "know how", trade secrets, customer lists, pricing policies, operational methods, technical processes, formulae, inventions, research projects, and other business affairs of the Company.

       The Employment Agreement prohibits Mr. Perlmutter from competing with the Company and from soliciting employees, customers, vendors or others with whom the Company has business relationships, in each case for 18 months after the date his employment terminates for any reason. In addition to other remedies, Mr. Perlmutter will be required to pay over to the Company any profit that he has made from the exercise of the Options if he breaches his confidentiality, non-compete or non-solicitation obligations in the Employment Agreement.

       Early Termination. The Employment Agreement will terminate early upon the death of Mr. Perlmutter or, at the option of the Company, if Mr. Perlmutter is unable to perform his principal duties for (i) a period of six consecutive months or (ii) for shorter periods aggregating six months during any twelve month period.

       The Employment Agreement may be terminated by the Company for "Cause," defined as the occurrence of any of the following: (i) Mr. Perlmutter's willful and intentional failure or refusal to perform or observe any of his material duties; provided, however, that the Company first gives him written notice of the specified conduct, an opportunity to appear before the Board of Directors to discuss the alleged conduct, and an opportunity to cure the conduct within thirty (30) days after his receipt of such notice; (ii) Mr. Perlmutter's willful and material breach of any of his obligations relating to confidentiality, non-competition, non-solicitation, and intellectual property rights; (iii) Mr. Perlmutter's willful and intentional act involving fraud, theft, misappropriation of funds, embezzlement or material dishonesty that affects the Company, or his willful misconduct which has, or could reasonably be expected to have, a material adverse effect on the Company; or (iv) Mr. Perlmutter's conviction of, or plea of guilty or nolo contendre to, an offense which is a felony in the jurisdiction involved.

       The Employment Agreement may be terminated by Mr. Perlmutter upon his delivery of notice to the Company of any event constituting "Good Reason," defined as the occurrence of any of the following: (i) the assignment of Mr. Perlmutter to duties materially inconsistent with his position as otherwise described in the Employment Agreement or any significant diminution in his duties or responsibilities, other than in connection with termination of his employment by reason of disability, by the Company for Cause, or by Mr. Perlmutter other than for Good Reason; or (ii) the breach by the Company of its obligation to provide Mr. Perlmutter with the compensation specified in the Employment Agreement or any other material breach by the Company which is continuing; provided, however, that in either case Mr. Perlmutter must first give the Company written notice that the specified conduct or event has occurred and the opportunity to cure such conduct or event within thirty (30) days of receipt of such notice. The Employment Agreement may also be terminated by Mr. Perlmutter at any time with at least sixty (60) days prior written notice.

       Severance. If Mr. Perlmutter's employment is terminated upon his death or disability, by the Company for Cause, or by Mr. Perlmutter without Good Reason, Mr. Perlmutter shall be entitled to receive his base salary, bonus and any additional benefits up to the date on which such termination shall take effect. If Mr. Perlmutter terminates his own employment for Good Reason, he shall also be entitled to receive a pro rata portion of his annual bonus for the year in which the termination date occurs.

       Alternative Provisions in the Event Stockholder Approval is Not Obtained. Although the holders of 52.6% of the voting stock of the Company have contractually agreed to vote in favor of the Plan Amendment and the issuance of the Options to Mr. Perlmutter, the Employment Agreement provides for alternative provisions to govern in the event stockholder approval is not obtained. If the Company's stockholders do not approve the Plan Amendment or the grant of the Options, Mr. Perlmutter's base salary will be increased to $450,000 per year and he will be eligible to receive a target annual bonus of up to $250,000. In addition, the number of shares of the Company's Common Stock which Mr. Perlmutter may purchase pursuant to stock options will be reduced to 150,000 shares and he will be entitled to receive additional grants of 150,000 options each year during the term of his employment, subject to any further stockholder approval that may be required.

Nonqualified Stock Option Agreement

       The following is a summary of the significant provisions of the Nonqualified Stock Option Agreement, dated as of November 30, 2001 by and between the Company and Isaac Perlmutter (the "Stock Option Agreement"). This summary is qualified in its entirety by the terms of the Stock Option Agreement, a copy of which is included with this proxy statement as Appendix F and incorporated herein by reference.

       If the requisite stockholder approval is obtained, Mr. Perlmutter will receive, among other things, options to purchase 3,950,000 shares of the Company's Common Stock at an exercise price per share equal to $3.30 (the "Options"), governed by such terms as are contained in the Stock Option Agreement. The Options will be exercisable at any time prior to November 30, 2007, but the shares of stock issuable on exercise of the Options will be "restricted shares," subject to repurchase by the Company at the exercise price paid by Mr. Perlmutter and non-transferable until vesting requirements have been met. The vesting arrangements provide for all of the shares to be restricted shares until the fourth anniversary of the Option grant date and then to vest in one-third increments on the fourth, fifth and sixth anniversaries of the grant date.

       If Mr. Perlmutter's employment is terminated at any time by the Company without Cause, or by Mr. Perlmutter for Good Reason, the shares issuable on exercise of the Option will vest in an amount equal to the greater of (i) one third of the Options, or (ii) the amount of Options pro rated on a monthly basis through the date of termination. In the event of Mr. Perlmutter's death or disability, the shares issuable on exercise of the Option will vest in an amount equal the amount of Options pro rated on a monthly basis through the date of termination. If Mr. Perlmutter's employment is terminated by the Company for Cause, or by Mr. Perlmutter for other than Good Reason, the Options shall thereafter cease to be exerciseable. The vesting restrictions will fully accelerate in the event of a change in control of the Company during the period of Mr. Perlmutter's employment. Unvested Options, to the extent not yet exercised, will be subject to forfeiture in accordance with these vesting arrangements.

Reasons for the Transaction

       Since the Company's formation, Mr. Perlmutter has been actively involved in the affairs of the Company and has devoted a significant amount of his business time to the activities of the Company. Although he has received no compensation for doing so and there has been no consulting or employment agreement between the Company and Mr. Perlmutter, the Company has recognized that the loss of the services of Mr. Perlmutter could have an adverse effect on the Company. The employment agreement obligates Mr. Perlmutter to employment with the Company for the next six years and requires Mr. Perlmutter to devote substantially all of his business time to the Company.

       The Board of Directors believes that entering into an employment agreement with the Company reduces a risk faced by the Company by assuring the continued availability of Mr. Perlmutter's services and the risk that Mr. Perlmutter might enter into businesses competitive with those of the Company.

       For information leading up to the Company's decision to enter into the Employment Agreement with Mr. Perlmutter and the issuance of the Stock Options to Mr. Perlmutter, see also "Issuance of the Warrants - Background of the Proposal" above.

Anti-Takeover Effects of the Proposal

       If the Plan Amendment (see "Amendment to the 1998 Stock Incentive Plan" above) and the Stock Option Issuance are approved by the stockholders of the Company, and Mr. Perlmutter exercises the Stock Options for restricted Common Stock, Mr. Perlmutter's voting power in the Company will increase from 27.9% to 32.6% (based on the number of shares of Capital Stock outstanding on the Record
Date). Additionally, if the Warrant Issuance is approved (see "Issuance of the Warrants" above), and the maximum number of Warrants issuable to Mr. Perlmutter pursuant to the Warrant Agreement are issued and such Warrants are exercised for shares of Common Stock, Mr. Perlmutter's voting power in the Company will further increase to 37.8% (based on the number of shares of Capital Stock outstanding on the Record Date). This may have the effect of preventing stockholders from realizing an opportunity to sell their shares of Capital Stock at higher than market prices by deterring unfriendly tender offers or other efforts to obtain control of the Company. In addition, the Stock Option Issuance may have the effect of entrenching the Board of Directors and management of the Company.

       Although Mr. Perlmutter and the Company's three other largest stockholders (holding collectively 52.6% of the stock of the Company) are parties to the Stockholders' Agreement ) (see "Election of Directors - Compensation Committee Interlocks and Insider Participation - Stockholders' Agreement" below) under which the Investor Group (of which Mr. Perlmutter is a member) has the right to designate six members of the board of directors, shares of Capital Stock sold by parties of the Stockholders' Agreement to purchasers who are not affiliates of such parties are no longer bound by that agreement. As a result, if through sales of Capital Stock by those parties, the shares of Capital Stock bound by that agreement were to become less than the majority of the shares of Capital Stock outstanding, it would become possible for stockholders to replace a majority of directors on the Board of Directors through a proxy fight. The Stock Option Issuance may have the effect of discouraging such a proxy fight or making it more difficult to accomplish by increasing the number of shares of Capital Stock subject to the Stockholders' Agreement.

Federal Income Tax Consequences Relating to the Stock Option Issuance

       Mr. Perlmutter will not recognize taxable income upon the Stock Option Issuance. Upon an exercise of the Options resulting in the issuance of unrestricted shares (see "Nonqualified Stock Option Agreement," above), Mr. Perlmutter will recognize taxable income in an amount equal to the excess of the then-current fair market value over $3.30. Upon an exercise of the Options that results in the issuance of restricted shares (see "Nonqualified Stock Option Agreement," above), Mr. Perlmutter may elect to accelerate income taxation to the date of the exercise in an amount equal to the excess of the then-current market value of the shares over $3.30. If Mr. Perlmutter does not accelerate income taxation in this way, he must recognize taxable income if, and when, the restrictions on the shares eventually lapse, in an amount equal to the excess of the then-current fair market value of the shares over $3.30. In either case, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the corresponding taxable income recognized by Mr. Perlmutter.

       The accelerated lapse of restrictions on the Options in connection with a change in control of the Company may be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, Mr. Perlmutter may be subject to a 20% excise tax and the Company may be denied a tax deduction. The Company may also be denied a tax deduction for taxable income recognized by Mr. Perlmutter exceeding $1 million in any given year, in the event that Mr. Perlmutter is deemed one of the five most highly compensated executive officers in that year who are subject to the limitations of Section 162(m) of the Code.

                              ELECTION OF DIRECTORS

       Eight directors will be elected at the Annual Meeting to serve until the election and qualification of their respective successors. All of the nominees are currently members of the Board of Directors. Fewer nominees are named than the number provided for in the Company's governing instruments, because Michael
J. Petrick resigned as a director of the Company in November 2001 and the Directors have not yet elected a director to replace him. Proxy votes will not be voted for a greater number of persons than the number of nominees named.

       The Board of Directors has been informed that all of the nominees are willing to serve as directors of the Company, but if any of them should decline or be unable to act as a director, the individuals named as proxies on the enclosed proxy card will vote for the election of such other person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

       The parties to the Stockholders' Agreement have the power to vote, in the aggregate, approximately 52.6% in voting power of the shares of Capital Stock and have agreed to vote their shares of Capital Stock in favor of the election to the Board of Directors of each of the eight nominees identified in this proxy statement. Accordingly, a vote in favor of the election to the Board of Directors of each of the nominees is assured without the vote of any other holder of Capital Stock.

       Pursuant to the By-Laws, the election to the Board of Directors of each of the eight nominees identified in this proxy statement will require the affirmative vote of the holders of a plurality of the shares of Capital Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. In tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. The Board of Directors unanimously recommends that stockholders vote FOR the election to the Board of Directors of each of the eight nominees identified below.

Nominees for Election as Directors

       The name, age as of December 28, 2001, principal occupation for the last five years, selected biographical information and period of service as a director of the Company of each of the nominees for election as a director are set forth below. "MEG" refers to Marvel Entertainment Group Inc., which the Company acquired by means of a merger on October 1, 1998. "Toy Biz, Inc." refers to the Company before its acquisition of MEG.

       Morton E. Handel (Class III), 66, has been Chairman of the Board of Directors of the Company since October 1998 and was first appointed as a director of Toy Biz, Inc. in June 1997. Mr. Handel has been President of S&H Consulting Ltd., a financial consulting group, since 1990. Mr. Handel has also held the position of Director and President of Ranger Industries, Inc. from July 1997 until February 2001. Mr. Handel serves as a director of Concurrent Computer Corp. and Linens `N Things, Inc.

       Avi Arad (Class II), 54, has been Chief Creative Officer of the Company and President and Chief Executive Officer of the Company's Marvel Studios Division (which is responsible for motion picture and television licensing and development) since October 1998. Mr. Arad has been a director of the Company since April 1993. From April 1993 through September 1998, Mr. Arad served as a consultant to Toy Biz, Inc. Mr. Arad was President and Chief Executive Officer of New World Animation, a media production company under common control with MEG, from April 1993 until February 1997 and held the same position at the Marvel Studios division of MEG from February 1997 until November 1997. At New World Animation and MEG's Marvel Studios division, Mr. Arad served as Executive Producer of the X-Men and the Spider-Man animated TV series. Mr. Arad has been a toy inventor and designer for more than 20 years for major toy companies including Mattel Inc., Hasbro, Inc. and Tyco Toys, Inc. During his career, Mr. Arad has designed or co-designed more than 160 toys. Mr. Arad is also the owner of Avi Arad & Associates ("Arad Associates"), a firm engaged in the design and development of toys and the production and distribution of television programs.

       F. Peter Cuneo (Class III), 57, has been the Company's President and Chief Executive Officer since July 1999. Mr. Cuneo has been a director of the Company since July 1999. From September 1998 until July 1999, Mr. Cuneo served as Managing Director of Cortec Group Inc., a private equity fund. From February 1997 until September 1998, Mr. Cuneo was Chairman of Cuneo & Co., L.L.C., a private investment firm. From May 1996 until February 1997, Mr. Cuneo was President, Chief Executive Officer and a director of Remington Products Company, L.L.C., a manufacturer and marketer of personal care appliances; from May 1993 until May 1996, Mr. Cuneo was President and Chief Operating Officer at Remington Products Company, the predecessor to Remington Products Company, L.L.C. Mr. Cuneo is also a director of Waterpik Technologies, Inc.

       Sid Ganis (Class I), 61, has been a director of the Company since October 1999. Mr. Ganis has been President of Out of Blue...Entertainment, a provider of motion pictures, television and musical entertainment for Sony Pictures Entertainment and others that he founded, since September 1996. From January 1991 until September 1996, Mr. Ganis held various executive positions with Sony Pictures, including Vice Chairman of Columbia Pictures and President of Worldwide Marketing for Columbia/TriStar Motion Picture Companies.

       Shelley F. Greenhaus (Class II), 48, has been a director of the Company since October 1998. Mr. Greenhaus has been President and Managing Director of Whippoorwill Associates, Incorporated ("Whippoorwill"), an investment management firm that he founded, since 1990. Whippoorwill manages investment accounts for a prominent group of institutional and individual investors from around the world.

       James F. Halpin (Class I), 51, has been a director of the Company since March 1995. Mr. Halpin retired in March 2000 as President, Chief Executive Officer and Chief Operating Officer and a director of CompUSA Inc., a retailer of computer hardware, software, accessories and related products, which he had been with since May 1993. Mr. Halpin is also a director of Interphase
Corporation, a manufacturer of high-performance networking equipment for computers, and Lowe's Companies, Inc., a chain of home improvement stores.

       Lawrence Mittman (Class II), 50, has been a director of the Company since October 1998. Mr. Mittman is a partner in the law firm of Paul, Hastings, Janofsky & Walker LLP. For more than five years prior to June 2000, Mr. Mittman was a partner in the law firm of Battle Fowler LLP which combined with Paul, Hastings, Janofsky & Walker in June 2000.

       Isaac Perlmutter (Class III), 59, has been a director of the Company since April 1993 and served as Chairman of the Board of Directors until March 1995. Mr. Perlmutter purchased Toy Biz, Inc.'s predecessor company from Charan Industries, Inc. in January 1990. Mr. Perlmutter is actively involved in the management of the affairs of the Company and has been an independent financial investor for more than the past five years. As an independent investor, Mr. Perlmutter currently has, or has had within the past five years, controlling ownership interests in Ranger Industries, Inc., Remington Products Company, Westwood Industries, Inc., a manufacturer and distributor of table and floor lamps, and Tangible Media, Inc., a media buying and advertising agency.

       All of the Company's directors were designated for election pursuant to the Stockholders' Agreement. Messrs. Handel, Arad, Cuneo, Halpin, Mittman and Perlmutter were designated by the Investor Group. Messrs. Ganis and Greenhaus were designated by the Lender Group.

Meetings of the Board, of its Audit Committee and of its Compensation and Nominating Committee

       The Board of Directors held five meetings during 2000. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors (held during the period of his directorship) and meetings of committees of the Board of Directors on which he served (held during the period of his service), except for Mr. Halpin who attended fewer than 75% of the aggregate number of meetings of the Board of Directors.

       Among the Board of Directors' committees are an Audit Committee and a Compensation and Nominating Committee.

       The Audit Committee is comprised of Messrs. Greenhaus and Handel and, until his resignation from the Board of Directors, Mr. Petrick. The Audit Committee's function is (i) to review the professional services and independence of the Company's independent auditors and the scope of the annual external audit as recommended by the independent auditors, (ii) to ensure that the scope of the annual external audit by the independent auditors of the Company is sufficiently comprehensive, (iii) to review, in consultation with the independent auditors and the internal auditors, the plan for and results of the annual external audit, the adequacy of the Company's internal control systems and the results of the Company's internal audits, (iv) to review, with management and the independent auditors, the Company's annual financial statements, financial reporting practices and the results of each external audit, and (v) to consider the qualification of the Company's independent auditors to make recommendations to the Board of Directors as to their selection and to review the relationship between such independent auditors and management. The Audit Committee met three times in 2000.

       The Compensation and Nominating Committee is comprised of Messrs. Halpin, Handel, Ganis and Perlmutter. The Compensation and Nominating Committee's function is (i) to review and recommend to the Board of Directors the compensation and benefit arrangements for the officers of the Company, (ii) to administer the stock option plans and executive compensation programs of the Company, including bonus and incentive plans applicable to officers and key employees of the Company, and (iii) to recommend to the Board of Directors nominees for election as directors. Stockholders may also make nominations for election as directors, provided that such nominations are made in accordance with the provisions of the By-Laws. See "Stockholder Proposals" below, and "- Compensation Committee Interlocks and Insider Participation - Stockholders' Agreement" below. The Compensation and Nominating Committee met four times in 2000.

Audit Committee Report

       The Board of Directors has approved and adopted a written charter for the Audit Committee which is included as Appendix G to this proxy statement. The Board of Directors has determined that each member of the Audit Committee is "independent" as defined in Section 303.01(B)(2)(a) and Section 303.01(B)(3) of the New York Stock Exchange's listing standards.

       The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent public auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

       The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed the independence of Ernst & Young LLP with that firm.

       Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Audit Committee

Shelley F. Greenhaus
Morton E. Handel
Michael J. Petrick


Compensation of Directors

       Non-employee directors currently receive an annual retainer of $25,000 and an annual grant of options to purchase 10,000 shares of Common Stock that immediately vest. Non-employee directors also receive a one-time grant of five-year options to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of the grant. Those options expire within 90 days following the date a director ceases to serve on the Board of Directors and vest one-third on the date of the grant and one-third on each of the two succeeding anniversaries of the grant. In addition, the chairmen of the Compensation and Nominating Committee and the Audit Committee receive an annual retainer of $5,000, and the non-executive Chairman of the Board of Directors receives an annual payment of $100,000 and a one-time grant of options to purchase 30,000 shares of Common Stock on the same terms as those applicable to the options made available to the other non-employee members of the Board of Directors.

       Members of the Board of Directors who are officers or employees of the Company or any of its subsidiaries do not receive compensation for serving in their capacity as directors.

Compensation Committee Interlocks and Insider Participation

       Messrs. Handel, Halpin and Ganis serve now, and served during 2000, on the Company's Compensation and Nominating Committee. Mr. Perlmutter served on the Company's Compensation and Nomination Committee during 2000 and until November 2001. None of the individuals mentioned above was an officer or employee of the Company, or any of its subsidiaries, during 2000 or formerly. Mr. Handel is, and Mr. Perlmutter once was, the Company's non-executive Chairman of the Board of Directors.

       Stockholders' Agreement

       The Company and the following stockholders are parties to a Stockholders' Agreement (the "Stockholders' Agreement") dated as of October 1, 1998:

       (1)    (i) Avi Arad, (ii) Isaac Perlmutter,  (iii) Isaac Perlmutter T.A.,
              (iv) the Laura & Isaac Perlmutter Foundation Inc., (v) Object Trading Corp., and (vi) Zib Inc. (the "Perlmutter/Arad Group");

       (2) (i) Mark Dickstein, (ii) Dickstein & Co., L.P., (iii) Dickstein Focus Fund L.P., (iv) Dickstein International Limited, (v) Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, (vi) Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, and (vii) Elyssa

              Dickstein  (the  "Dickstein   Entities"  and,  together  with  the
              Perlmutter/Arad Group, the "Investor Group"); and

       (3) (i) The Chase Manhattan Bank, (ii) Morgan Stanley & Co. Incorporated ("Morgan Stanley"), and (iii) Whippoorwill as agent of and/or general partner for certain accounts and funds (the "Lender Group"). Each of the members of the Lender Group is one of the "Secured Lenders" referred to in the Fourth Amended Joint Plan of Reorganization proposed by those "Secured Lenders" and the Company in the bankruptcy matter of In Re: Marvel Entertainment Group, Inc. et al. (the "Plan"); and all of the "Secured Lenders" as that term is defined more broadly in the Plan are members of the "Plan Secured Lender Group".

       Under the Stockholders' Agreement, its parties initially agreed to take such action as may reasonably be in their power to cause the Board of Directors to include, subject to certain conditions, six directors designated by the Investor Group and five directors designated by the Lender Group. After July 1, 2000, decreases in beneficial ownership of Capital Stock by either the Investor Group or the Lender Group below certain pre-determined levels, including decreases that occurred prior to July 1, 2000, result in a decreased right to designate directors and a forfeiture of seats on the Board of Directors. The Investor Group, the Lender Group and the Company have agreed that decreases in the beneficial ownership of Capital Stock by the Plan Secured Lender Group since October 1, 1998 have resulted in the number of directors which the Lender Group has the right to nominate to decrease from five directors to three directors. The Stockholders' Agreement also provides for the creation of various committees of the Board of Directors as well as the composition of those committees. The decreases in the Plan Secured Lender Group's beneficial ownership of Capital Stock have also caused the number of members of the Audit Committee and the Compensation and Nominating Committee who may be designated by the Lender Group to decrease by one director.

       As of December 28, 2001, the parties to the Stockholders' Agreement have the power to vote, in the aggregate, 52.6% in combined voting power of the outstanding shares of Capital Stock. The 52.6% figure does not include shares beneficially owned by the Dickstein Entities. Those shares are covered by the Stockholders' Agreement, but the Company does not know the number of those shares. The Dickstein Entities beneficially own less then 5% of the Common Stock and no longer file ownership reports on Schedules 13D and 13G with the Securities and Exchange Commission.

       Registration Rights Agreements

       Mr. Dickstein and certain of his affiliates, Object Trading Corp. (an affiliate of Mr. Perlmutter), Whippoorwill as agent for and/or general partner for certain institutions and funds, the Company and certain other parties are parties to a Registration Rights Agreement dated as of October 1, 1998 (the "October Registration Rights Agreement"). Mr. Arad, Mr. Perlmutter, certain affiliates of Mr. Perlmutter (other than Object Trading Corp.) and the Company are parties to a Registration Rights Agreement dated as of December 8, 1998 (the "December Registration Rights Agreement").

       The terms of the December Registration Rights Agreement are substantially identical to those of the October Registration Rights Agreement. Under the terms of each of the Registration Rights Agreements, the Company has agreed to file a shelf registration statement under the Securities Act of 1933, as amended, registering the resale of all shares of Common Stock and 8% Preferred Stock issued to the stockholder parties thereto pursuant to the Plan, all shares of Common Stock issuable upon conversion of those shares of 8% Preferred Stock, certain convertible debt securities that the Company may exchange for the 8% Preferred Stock and the Common Stock issuable upon conversion thereof and all shares of Common Stock otherwise owned by the stockholder parties to the respective Registration Rights Agreement as of the date thereof. The Registration Rights Agreements also give the stockholder parties thereto piggyback registration rights with respect to underwritten public offerings by the Company of its equity securities.

       Agreements Relating to the Purchase of Preferred Shares

       Zib Inc. ("Zib") (an entity owned entirely by Mr. Perlmutter), Dickstein Partners Inc. (an affiliate of Mr. Dickstein) and Toy Biz, Inc. entered into a Commitment Letter, dated November 19, 1997, in which Zib and Dickstein Partners Inc. committed to purchase $60,000,000 and $30,000,000 in amount, respectively, of the 8% Preferred Stock of the Company to be issued pursuant to the Plan. Pursuant to the Plan and a Stock Purchase Agreement dated as of October 1, 1998,
(i) certain secured creditors of MEG purchased, pursuant to an option in the Plan, $20,071,480 in amount of 8% Preferred Stock that would otherwise have been purchased by Zib; (ii) Whippoorwill, as agent of and/or general partner for certain institutions and funds, purchased, pursuant to an assignment from Zib, $5,000,000 in amount of 8% Preferred Stock that would otherwise have been purchased by Zib; (iii) Zib purchased $34,928,520 in amount of 8% Preferred Stock; and (iv) Dickstein Partners Inc. and its assignees purchased $30,000,000 in amount of 8% Preferred Stock.

       Tangible Media Advertising Services

       Tangible Media, a corporation which is wholly owned by Mr. Perlmutter, acts as the Company's media consultant in placing certain of the Company's advertising and receives certain fees and commissions based on the cost of the placement of such advertising. In conjunction with the actual placement of the advertising, Tangible Media also provides the Company with planning research, advertising plans, competitive spending analysis and services related to the delivery of commercials and instructions to broadcast outlets at no additional cost to the Company. Tangible Media received payments of fees and commissions from the Company totaling approximately $1,147,000, $1,170,000, $966,000 and $159,000 in 1998, 1999, 2000 and 2001, respectively. The Company retains the services of a non-affiliated media consulting agency on matters of advertising creativity.

       Employee, Office Space and Overhead Cost Sharing Arrangements

       The Company and Tangible Media have shared certain space at the Company's principal executive offices and related overhead expenses. Since 1994, Tangible Media and the Company have been parties to an employee, office space and overhead cost sharing agreement governing the Company's sharing of employees, office space and overhead expenses (the "Cost Sharing Agreement"). Under the Cost Sharing Agreement, any party thereto may through its employees provide services to another party, upon request, whereupon the party receiving services shall be obligated to reimburse the providing party for the cost of such employees' salaries and benefits accrued for the time devoted by such employees to providing services. Under the Cost Sharing Agreement, Tangible Media is obligated to reimburse the Company for rent paid under the sublease, related overhead expenses comprised of commercial rent tax, repair and maintenance costs and telephone and facsimile services, in proportion to its percentage occupancy. The Cost Sharing Agreement is coterminous with the term of the Company's sublease for its executive offices. Under the Cost Sharing Agreement, Tangible Media paid approximately $147,000, $155,000 and $67,000 to the Company in 1998, 1999 and 2000, respectively.

       Agreement Relating to the Issuance and Delivery of Letters of Credit

       The Company, Marvel Characters and Object Trading Corp. are parties to an agreement under which Object Trading Corp. agreed to cause the issuance and delivery of certain letters of credit that contain substantially the same terms and conditions as the letters of credit outstanding under the Credit Agreement. The new letters of credit replaced the outstanding letters of credit issued pursuant to the Credit Agreement in the aggregate face amount of $12,375,000, as well as a $3,400,000 letter of credit issued in connection with the appeal of an adverse litigation decision. The new letters of credit in turn were replaced by new letters of credit provided under the New Facility.

       Payment Guarantee Agreement

       Mr. Perlmutter and Diamond Comic Distributors, Inc. ("Diamond") are parties to an agreement whereby Mr. Perlmutter has agreed to guarantee payment of certain amounts, up to a maximum of $2.5 million, that the Company owes Diamond Select Toys and Collectibles, LLC ("Diamond Toys") under a Distributor Agreement dated August 24, 2001 between the Company (acting through Toy Biz, Inc.) and Diamond Toys (the "Distributor Agreement") and that Marvel Characters owes Diamond Toys under a License Agreement dated April 24, 2001 between Marvel Characters and Diamond Toys. Mr. Perlmutter is obligated to pay these amounts owed by the Company and Marvel Characters in the event that these amounts do not offset the amounts Diamond owes the Company pursuant to an Agency Agreement dated April 24, 2001 between the Company and Diamond. Mr. Perlmutter's obligation to pay any portion of these amounts automatically terminates once the Up Front Payment Balance (as defined in the Distributor Agreement) is reduced to zero.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

       During 2000, Ernst & Young LLP provided various audit and other services to the Company as described below.

Audit Fees

       The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ending December 31, 2000 and the reviews of the financial statements included in the Company's Form 10-Q Reports for such fiscal year were $273,000.

Financial Information Systems Design and Implementation Fees

       Ernst  & Young  LLP did not  render  any  professional  services  for the
Company  in  connection   with   financial   information   systems   design  and
implementation.

All Other Fees

       Ernst & Young LLP billed an aggregate of $125,000 for all other non-audit services performed for the Company in 2000.

       The Audit Committee has considered whether the services described above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence.

       The Board of Directors has appointed Ernst & Young as the Company's independent accountants for the fiscal year ending December 31, 2001, and has directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited the consolidated financial statements of the Company since 1991. Representatives of Ernst & Young will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

       The ratification of the appointment of Ernst & Young as the Company's independent accountants for the fiscal year ending December 31, 2001 will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and, in each case, entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

       Stockholder ratification of the appointment of Ernst & Young as the Company's independent accountants is not required by the Certificate of Incorporation or By-Laws or otherwise. The Board of Directors is submitting the appointment of Ernst & Young to stockholders for ratification as a matter of what it considers to be good corporate practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain Ernst & Young. Even if the appointment is ratified, the Board of
Directors  in  its  discretion  may  direct  the   appointment  of  a  different
independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its stockholders. The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Ernst & Young as the Company's independent accountants for 2001.


                               EXECUTIVE OFFICERS

Executive Officers

       The following sets forth the positions held with the Company and selected biographical information for the executive officers of the Company who are not directors.

       Alan Fine (51) served as a director of the Company from June 1997 until October 1998. Mr. Fine has been President and Chief Executive Officer of Toy Biz, Inc. since August 2001 and served in that capacity from October 1998 to April 2001. From April 2001 until August 2001, Mr. Fine was an independent consultant. Previously, he served as Chief Operating Officer of the Company, a position to which he was appointed in September 1996. From June 1996 until September 1996, Mr. Fine was President and Chief Operating Officer of Toy Biz International Ltd. From May 1995 until May 1996, Mr. Fine was President and Chief Operating Officer of Kay-Bee Toys, a national toy retailer, and from December 1989 until May 1995, Mr. Fine was Senior Vice President, General Merchandise Manager of Kay-Bee Toys.

       William Jemas, Jr. (43) has been President of Publishing and Consumer Products since February 2000. Previously, Mr. Jemas was Executive Vice President, Madison Square Garden Sports from December 1998 until February 2000. From July 1996 until December 1998, Mr. Jemas was founder and President of Blackbox, L.L.C. and worked and consulted for several media companies, including Lancit Media, G-Vox Interactive and Hearst Entertainment. From July 1993 until June 1996, Mr. Jemas held various executive positions with MEG, including Executive Vice President and President of Fleer Corporation.

       Allen S. Lipson (59) has been Executive Vice President, Business and Legal Affairs and Secretary of the Company since November 1999. From May 1996 until November 1999, Mr. Lipson was Vice President, Administration, General Counsel and Secretary of Remington Products Company L.L.C. From October 1988 until May 1996, Mr. Lipson was Vice President and General Counsel of Remington Products Company.

       Richard E. Ungar (51) has served as President of Marvel Characters, Inc. ("Marvel Characters") since October 1999. From May 1999 until October 1999, Mr. Ungar was a consultant for the Company, and from October 1998 until May 1999, Mr. Ungar was Chairman of BKM, Inc., a children's television network. From January 1997 until October 1998, Mr. Ungar was an independent consultant and producer. From January 1992 until January 1997, Mr. Ungar held various positions with New World Entertainment, including President of Programming and President and Chief Executive Officer of New World Animation.

                             EXECUTIVE COMPENSATION

       The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the Chief Executive Officer of the Company during 2000 and the Company's four most highly compensated executive officers, other than the Company's Chief Executive Officer, who were serving as executive officers of the Company on December 31, 2000 (the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries during such periods.

                           Summary Compensation Table


                                                                                                                        Long-Term
                                                                                  Annual Compensation (1)              Compensation
                                                                    -----------------------------------------------  ---------------
                                                                                                     Other Annual       Securities
                                                                                        Bonus        Compensation       Underlying
Name and Principal Position                                 Year       Salary ($)       ($)(2)            ($)           Options (#)
---------------------------                               --------  --------------   ------------  ----------------  ---------------

F. Peter Cuneo (3)                                          2000      $  694,615        --           $ 78,678 (4)          --
        President and Chief Executive                       1999         295,000       $490,000           --             750,000
        Officer

Alan Fine                                                   2000         525,000        --              8,320 (5)          --
        President and Chief Executive                       1999         500,000        225,000         5,673 (5)        200,000
        Officer of the Company's Toy Biz                    1998         425,000        307,001           --             300,000
        Division

Avi Arad (6)                                                2000         375,000        --             67,137 (7)          --
        Chief Creative Officer of the                       1999         375,000        201,563       109,774 (7)          --
        Company and President and Chief Executive Officer   1998         375,000        --                --           1,000,000
        of the Company's Marvel Studios Division

William Jemas, Jr. (8)                                      2000         267,307        237,500           --            175,000
        President of Publishing and Consumer Products

Richard E. Ungar (9)                                        2000         404,808 (10)   --                --               --
        President of Marvel Characters Group                1999          46,479 (10)   140,000           --             200,000

----------
(1) Does not include value of perquisites and other personal benefits for any Named Executive Officer (other than Mr. Cuneo and Mr. Arad) since the aggregate amount of such compensation is the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive.
(2) Bonus amounts shown are those accrued for and paid in or after the end of the year.
(3)    Mr. Cuneo's employment with the Company commenced in July 1999.
(4) Amounts shown include $50,700 for an apartment provided by the Company, $18,000 car allowance and $9,978 in Company matching contribution to the Company's 401(k) Plan.
(5) Amounts shown are the Company matching contributions to the Company's 401(k) Plan.
(6) Mr. Arad's employment with the Company commenced in October 1998. Amounts shown for periods prior to October 1, 1998 represent consulting fees received by Mr. Arad.
(7) Amounts shown for automobile and driver provided by the Company and in 2000, reimbursement of moving expenses of $38,672 incurred arising from Mr. Arad's relocation to the West Coast.
(8)    Mr. Jemas' employment with the Company commenced in February 2000.
(9)    Mr. Ungar's employment with the Company commenced in October 1999.
(10) Amounts shown include payments to a personal service company owned by Mr. Ungar.

Option Grants Table

       The following table shows the Company's grants of stock options to the Named Executive Officers in 2000. Each stock option grant was made under the Company's 1998 Plan that became unconditionally effective on January 20, 1999. No SARs (stock appreciation rights) were granted by the Company in 2000.



                                              Number of
                                              Shares of                                                Potential Realizable Value
                                             Common Stock   Percent of                                 at Assumed Annual Rates of
                                              Underlying   Total Options                                Stock Price Appreciation
                                               Options      Granted to    Exercise                          for Option Terms
                                              Granted in     Employees    Price per  Expiration       ------------------------------
      Name                                       2000         in 2000       share       Date               5%               10%
----------------                             ------------  -------------  ---------  ----------       -------------    -------------
William Jemas, Jr. (1)...............           125,000          20.3%      $5.687    02/14/10            $447,140       $1,133,135
William Jemas, Jr. (2)...............            50,000           8.1        7.375    07/10/10             231,944          587,788


----------
(1) Mr. Jemas' options become exercisable in three equal installments: options to buy 41,667 shares of Common Stock become exercisable on each of February 14, 2001, February 14, 2002 and February 14, 2003.

(2) Mr. Jemas' options become exercisable in three equal installments: options to buy 16,667 shares of Common Stock are exercisable on each of July 10, 2001, July 10, 2002 and July 10, 2003.


Year-End 2000 Option Value Table

       The following table shows the number and value of exercisable and unexercisable stock options held by the Named Executive Officers at December 31, 2000. No Named Executive Officers exercised stock options during 2000.


                                                               Number of Shares of                   Value of
                                                             Common Stock Underlying                Unexercised
                                                             Unexercised Options at           In-the-Money Options at
                              Shares      Value                   Year-End (1)                        Year-End
                             Acquired    Realized   ------------------------------------   ------------------------------------
      Name                  on Exercise    ($)          Exercisable      Unexercisable       Exercisable      Unexercisable
----------------           ------------- ---------  -----------------  -----------------   ---------------  -------------------
F. Peter Cuneo............     --           --             375,000           375,000              --                --
Avi Arad..................     --           --             750,000           250,000              --                --
Alan Fine.................     --           --             291,667           208,333              --                --
Richard E. Ungar..........     --           --              66,667           133,333              --                --
William Jemas, Jr.........     --           --               --              175,000              --                --


----------
(1) Represents shares of Common Stock underlying stock options. None of the Named Executive Officers holds SARs.

Employment Agreements

       The Company has entered into employment agreements with each of the following executive officers: Avi Arad, Chief Creative Officer of the Company and President and Chief Executive Officer of the Company's Marvel Studios Division; F. Peter Cuneo, President and Chief Executive Officer; Alan Fine, President and Chief Executive Officer of the Company's Toy Biz Division; William Jemas, Jr., President of Publishing and Consumer Products; and Richard E. Ungar, President of Marvel Characters.

       Employment  and  License  Agreements  with  Mr.  Arad.  Pursuant  to  the amendment to his employment agreement, Mr. Arad has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on December 31, 2002. Under his employment agreement, as amended, Mr. Arad receives a base salary, subject to discretionary increases, of $375,000 and an annual bonus of $75,000. With respect to each media project for which Mr. Arad performs significant services, Mr. Arad is entitled to certain customary executive producer and/or producer fees including $350,000 per motion picture project, $10,000 per episode for animated network television projects, $7,500 per episode for animated syndicated television projects and $20,000 per episode for one hour live action television projects. Mr. Arad is entitled to discretionary bonuses and participation in the Company's stock option plan as determined by the Board of Directors. Mr. Arad also is entitled to the use of an automobile and is entitled to participate in employee benefit plans generally available to the Company's employees. Mr. Arad's employment agreement provides that, in the event of termination other than for cause, Mr. Arad is entitled to his salary earned through the date of termination and thereafter for a period of up to twelve months. Mr. Arad's employment agreement replaced his consulting agreement with the Company, under which Mr. Arad also earned $375,000 per year.

       In addition, the Company and Arad Associates, of which Mr. Arad is the sole proprietor, are parties to a license agreement which provides that Arad Associates is entitled to receive royalty payments on net sales of Marvel-character-based toys and on net sales of non-Marvel-character-based toys of which Mr. Arad is the inventor of record. In no event, however, may the total royalties payable to Arad Associates during any calendar year exceed $7,500,000. The Company accrued royalties to Mr. Arad for toys he invented or designed of approximately $4,300,000, $3,000,000 and $1,600,000 during the years ended December 31, 1998, 1999 and 2000, respectively. In September 1998, the license with Arad Associates was amended to provide that Arad Associates will receive an annual royalty of $650,000 for products based on the Marvel characters (the former royalty rate was 4%). The amendment leaves intact a provision that Arad Associates is to receive a negotiated royalty not to exceed 5% of net sales of products not based on the Marvel characters.

       Employment Agreement with Mr. Cuneo. Pursuant to his employment agreement, Mr. Cuneo has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on July 21, 2002. Under his employment agreement, Mr. Cuneo receives a base salary, subject to discretionary increases, of $650,000 and a sign-on bonus of $100,000. Starting in 2000, Mr. Cuneo will be eligible to earn an annual bonus based on the attainment of certain performance goals. The target annual bonus is equal to 60% of Mr. Cuneo's base salary. Mr. Cuneo also receives a $1,500 monthly automobile allowance and is entitled to participate in employee benefit plans available to similarly situated employees of the Company. The Company has agreed to provide Mr. Cuneo with a suitable apartment in Manhattan for up to one year, and the Company will pay Mr. Cuneo a $25,000 relocation allowance if he relocates his primary residence to the New York City metropolitan area during the term of his employment.

       Pursuant to his employment agreement, Mr. Cuneo has been granted options to purchase 750,000 shares of Common Stock. The options vest over a three-year period. The options become exercisable in full upon a change in control of the Company.

       Employment Agreement with Mr. Fine. Pursuant to his employment agreement, Mr. Fine has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on August 12, 2003. Under his employment agreement, Mr. Fine receives a base salary of $450,000. Mr. Fine is eligible to earn an annual bonus equal to 50% of Mr. Fine's base salary, subject to the attainment of certain performance goals. Mr. Fine also receives a $1,000 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees. The Company reimburses Mr. Fine for the rent of a suitable apartment in Manhattan, monthly parking garage fees and other related utility charges up to a maximum of $4,000 per month, until the earlier of the expiration of his employment or the relocation of his primary residence to the New York City metropolitan area. The employment agreement further provides for the effectiveness and the continual vesting of all options previously granted to Mr. Fine as if no break in employment service had occurred. From April 2001 to August 2001, the Company paid Mr. Fine his monthly salary.

       Employment Agreement with Mr. Jemas. Pursuant to his employment agreement, Mr. Jemas has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on February 15, 2002. Under his employment agreement, Mr. Jemas receives a base salary, subject to discretionary increases, of $275,000. The employment agreement provides for a sign-on bonus of $100,000 payable in two installments of $50,000 each and a bonus for 2000 equal to at least 50% of his base salary for the year. Mr. Jemas also receives a $1,100 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees. The employment agreement further provides for participation in the Company's stock option plan as determined by the Board of Directors and provides that Mr. Jemas shall be entitled to receive a grant of options to purchase 125,000 shares of Common Stock.

       Employment Agreement with Mr. Ungar. Pursuant to his employment agreement, Mr. Ungar has agreed to render his exclusive and full-time services to the Company for a term of employment expiring on October 25, 2002. Under his employment agreement, Mr. Ungar receives a base salary, subject to discretionary increases, of $325,000. The employment agreement provides for an annual bonus based on the attainment of certain performance goals. Mr. Ungar also receives a $1,300 monthly automobile allowance and is entitled to participate in employee benefit plans generally available to the Company's employees. Pursuant to his employment agreement, Mr. Ungar has been granted options to purchase 200,000 shares of Common Stock. The options will vest over a three-year period.

       In addition, the Company and Brentwood Television Funnies, Inc. ("Brentwood"), of which Mr. Ungar is the sole shareholder, are parties to a Loan Out Agreement under which Brentwood agrees to provide the services of Mr. Ungar as Executive Producer on all television programs involving Marvel characters for a term expiring on October 25, 2002. Under the agreement, Brentwood receives a producer fee of $175,000 per year, subject to discretionary increases.

       Termination Provisions. The employment agreements of Messrs. Cuneo, Fine, Jemas and Ungar and the Loan Out Agreement with Brentwood, provide that, in the event of termination, the executive is entitled to certain payments and benefits depending on the circumstances of the termination. Upon a change in control of the Company, the executive is entitled to a severance payment equal to two times the sum of his then-current base salary and the average of the two most recent annual bonuses paid. If any payments to the executive under his employment agreement ("Parachute Payments") would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code, then the executive will be entitled to receive an additional payment from the Company (a "Gross-Up Payment") in an amount such that the executive retains, after the payment of all taxes, an amount of the Gross-Up Payment equal to the excise tax imposed on the Parachute Payments.

       Confidential Information and Related Provisions. Each of the employment agreements with Messrs. Arad, Cuneo, Fine, Jemas and Ungar prohibits disclosure of proprietary and confidential information regarding the Company and its business to anyone outside the Company both during and subsequent to employment and otherwise provides that all inventions made by the employees during their employment belong to the Company. In addition, those employees (with the exception of Mr. Fine) agree during their employment, and for one year thereafter, not to engage in any competitive business activity.



                        REPORT ON EXECUTIVE COMPENSATION

       The Compensation and Nominating Committee met four times in 2000 and made all compensation decisions for the Company's executive officers.

       The Company's executive compensation during 2000 was comprised of three elements: annual base salary, annual bonus compensation and long-term incentive compensation. The compensation paid to the Company's executive officers was designed to be competitive with the compensation paid to executive officers of similarly situated public companies. In making executive compensation decisions, the Compensation and Nominating Committee in general considered the level of responsibility, knowledge and experience required and undertook to structure compensation packages so as to attract, motivate and retain executives of the highest caliber who will contribute to the long-term performance and success of the Company.

            The Board of Directors believes that the salaries paid to the Named Executive Officers in 2000 were commensurate with prevailing salaries for similar positions in the toy industry and served the Company's goal of retaining its experienced executive officers.

       The Company's goal with annual discretionary bonuses has generally been to reward individual contributions to the Company's performance. The Compensation and Nominating Committee adopted a new bonus plan that commenced with the 2000 bonuses. The 2000 bonuses were based principally upon objective measures of the Company's performance as a whole and the performance of the specific business division to which each executive is assigned.

       In November 1998, the Compensation and Nominating Committee recommended, and the Board of Directors adopted, the 1998 Plan. The Company's long-term incentive compensation is provided by grants of stock options under the 1998 Plan. The Compensation and Nominating Committee's goal with grants to executive officers under the 1998 Plan is to focus executive behavior on the Company's long-term performance, and to create a sense of ownership in the Company that causes executive decisions to be aligned with the best interests of the Company's stockholders. All outstanding stock options granted by the Company under its prior stock option plan were terminated prior to the acquisition of MEG. The termination of those options was required by an agreement between the Company and MEG's senior secured lenders in connection with the consummation of MEG's plan of reorganization. In November 1998, the Compensation and Nominating Committee made broad-based awards under the 1998 Plan, including awards to the Named Executive Officers. In making those awards, the Compensation and Nominating Committee recognized that the termination of its previously granted options had eliminated long-term incentive compensation as an element of the compensation structure of its executives and that the awards under the 1998 Plan would need to replace that element. For that reason, the total awards made under the 1998 Plan in 1998 were considerably greater than the total awards the Compensation and Nominating Committee made in 1999.

       Mr. Cuneo's compensation during 2000 was governed by his employment agreement. The compensation package provided for in Mr. Cuneo's employment agreement was believed by the Compensation and Nominating Committee to be comparable to the compensation paid to chief executive officers of other similarly situated public companies.

Compensation and Nominating Committee

James F. Halpin
Morton E. Handel
Sid Ganis
Isaac Perlmutter

                                PERFORMANCE GRAPH

       The following graph compares the Company's cumulative total stockholder return on shares of Common Stock with that of the Standard & Poor's Midcap 400 Index (the "S&P Midcap 400 Index") and a composite peer group index comprised of publicly traded companies, weighted by equity capitalization, selected by the Company (the "Peer Group Index"). The comparison for each of the periods presented assumes that, on February 23, 1995 (the date of consummation of the Company's initial public offering), $100 was invested in shares of Class A
Common Stock of Toy Biz, Inc. (each share of which was reclassified as and changed into one share of Common Stock on October 1, 1998) and the stocks included in the S&P Midcap 400 Index and the Peer Group Index and that all dividends were reinvested. These indexes, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

       The companies in the Peer Group Index, which were selected as comparable companies in the toy manufacturing industry, are Ohio Art Co. and Toymax International, Inc.

                                  Value of $100
                         invested over period presented:

          Marvel Enterprises, Inc. Common Stock............... $   6.75
          Peer Group.......................................... $  11.23
          S&P Midcap 400 Index................................ $ 243.20


                        COMPARE CUMULATIVE TOTAL RETURN
                        AMONG MARVEL ENTERPRISES, INC.,
                   S&P MIDCAP 400 INDEX AND PEER GROUP INDEX

                               [GRAPHIC OMITTED]

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the beneficial ownership of Common Stock and 8% Preferred Stock as of December 28, 2001 (based on 34,766,858 shares of Common Stock outstanding on that date), by
(i) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock or 8% Preferred Stock (based, in part, upon copies of all Schedules 13D and 13G provided to the Company), (ii) each director of the Company, (iii) each Named Executive Officer of the Company, and (iv) all executive officers and directors of the Company as a group. Because the voting or dispositive power of certain shares listed in the table is shared, the same securities are sometimes listed opposite more than one name in the table and the sharing of voting or dispositive power is described in a footnote. The total number of shares of Common Stock and 8% Preferred Stock listed below for directors and executive officers as a group eliminates such duplication.

       Each share of 8% Preferred Stock is convertible by its holder into 1.039 shares of Common Stock. The table assumes that no warrants for the purchase of stock of the Company have been exercised. As far as the Company is aware, none of the stockholders named in the table owns any warrants for the purchase of stock of the Company.

       Under the rules of the Securities and Exchange Commission, beneficial ownership of a share of 8% Preferred Stock constitutes beneficial ownership of
1.039 shares of Common Stock (the amount into which the 8% Preferred Stock is convertible). Beneficial ownership of Common Stock is shown in the main part of the table and the portion of that beneficial ownership traceable to beneficial ownership of 8% Preferred Stock is set forth in the footnotes.

       The Schedules 13D and 13G that the Company used in compiling the table take differing positions as to whether shares of stock covered by the Stockholders' Agreement are held with "shared voting power." The table does not attempt to reconcile those differences.

                    Shares of Common Stock Beneficially Owned


                                                                                                         Sole            Shared
                                                             Sole Voting        Sole Voting           Dispositive      Dispositive
                                                                Power              Power                 Power            Power
                     Five Percent Stockholders,              -----------        -----------        ---------------   ---------------
                            Directors                             Percent             Percent              Percent          Percent
                      and Executive Officers               Number of Class   Number   of Class    Number   of Class  Number of Class
                   -----------------------------          ------- --------  --------- ---------- --------- --------- ------ --------
Avi Arad (1) (2) .......................................        --  *      30,449,877   64.2%    5,210,000   14.5%     --        *
      1698 Post Road East
      Westport, Connecticut 06880
Isaac Perlmutter (2) (3) ...............................        --  *      30,449,877   64.2%   15,632,812   38.7%     --        *
      P.O. Box 1028
      Lake Worth, Florida 33460
Morgan Stanley & Co. Incorporated (2) (4) ..............        --  *      30,449,877   64.2%       --         *    5,593,798  14.7%
      1585 Broadway
      New York, New York 10036
Whippoorwill Associates, Incorporated as agent of and/or
general partner for certain institutions and funds (5)..        --  *       4,097,199   10.9%       --         *    4,097,199  10.9%
      11 Martine Avenue
      White Plains, New York 10606
Mark H. Rachesky, M.D. (6) .............................        --  *       2,417,467    6.5%       --         *    2,417,467   6.5%
      c/o MHR Fund Management LLC
      40 West 57th Street, 33rd Floor
      New York, New York 10019
Morton E. Handel (7) ...................................    81,000  *          --       *           --         *       --        *
F. Peter Cuneo (8) .....................................   732,714  2.1%       --       *           --         *       --        *
Sid Ganis (9) ..........................................    40,000  *          --       *           --         *       --        *
Shelley F. Greenhaus (10) ..............................    50,000  *          --       *           --         *       --        *
James F. Halpin (9) ....................................    55,000  *          --       *           --         *       --        *
Lawrence Mittman (9) ...................................    50,000  *          --       *           --         *       --        *
Rod Perth (9) ..........................................    50,000  *          --       *           --         *       --        *
Michael J. Petrick .....................................      --    *          --       *           --         *       --        *
Alan Fine (11) .........................................   442,334  1.3%       --       *           --         *       --        *
William Jemas, Jr. (12) ................................   145,001  *          --       *           --         *       --        *
Richard E. Ungar (13) ..................................   163,334  *          --       *           --         *       --        *
All current executive officers and
      directors as a group (14 persons) (2) (14) ....... 1,983,717  5.4%   30,449,877   64.2%   20,842,812   50.3%     --        *

---------
*     Less than 1%.

(1) Figures include 1,060,000 shares of Common Stock subject to stock options granted to Mr. Arad pursuant to the Stock Incentive Plan which are immediately exercisable. Mr. Arad is a party to the Stockholders' Agreement. Except for the 5,210,000 shares over which Mr. Arad may be deemed to have sole dispositive power, shares over which Mr. Arad may be deemed to have shared voting power (which include shares of Common Stock underlying 11,146,821 shares of 8% Preferred Stock) are beneficially owned by other parties to the Stockholders' Agreement and it is only by reason of Mr. Arad's position as a party to the Stockholders' Agreement that Mr. Arad may be deemed to possess that shared voting power.

(2) Figures in the table and in the footnotes for the number of shares beneficially owned by parties to the Stockholders' Agreement do not include shares beneficially owned by Dickstein Partners Inc. and certain of its affiliates that are signatories to the Stockholders' Agreement. Shares of Common Stock beneficially owned by Dickstein Partners Inc. and those affiliates are covered by the Stockholders' Agreement, but the Company does not know the number of those shares. Dickstein Partners Inc. and its affiliates beneficially own less than 5% of the Common Stock and no longer file ownership reports on Schedules 13D or 13G with the Securities and Exchange Commission.

(3)    Mr. Perlmutter is a party to the Stockholders' Agreement.

   (a) Figures include 30,000 shares of Common Stock subject to stock options granted to Mr. Perlmutter pursuant to the Stock Incentive Plan which are immediately exercisable. Other shares over which Mr. Perlmutter may be deemed to have sole dispositive power are directly held as follows:


                                           Holder                          Shares of Common Stock       Shares of 8% Preferred Stock
                                           ------                          ----------------------       ----------------------------
            Zib                                                                            9,256,000                  --
            The Laura and Isaac Perlmutter Foundation Inc.                                   250,000                  --
            Object Trading Corp.                                                              33,500              4,342,918
            Classic Heroes, Inc.                                                                 --                 287,170
            Biobright Corporation                                                                --                 287,170


            Tangible Media, Inc.                                                             400,000                  --
            Isaac Perlmutter T.A.                                                             49,000                361,493
            Isaac Perlmutter                                                                  20,000                  --

       The sole stockholder of Zib, a Delaware corporation, is Isaac Perlmutter T.A., a Florida trust (the "Perlmutter Trust"). Mr. Perlmutter is a trustee and the sole beneficiary of the Perlmutter Trust, and may revoke it at any time. Mr. Perlmutter is a director and the president of the Laura and Isaac Perlmutter Foundation Inc., a Florida not-for-profit corporation. Mr. Perlmutter is the sole stockholder of (i) Object Trading Corp., a Delaware corporation, (ii) Classic Heroes, Inc., a Delaware corporation, (iii) Biobright Corporation, a Delaware corporation and (iv) Tangible Media, Inc., a Delaware corporation. Mr. Perlmutter may be deemed to possess (i) the power to vote and dispose of the shares of Capital Stock directly held by Zib, Object Trading Corp., Classic Heroes, Inc., Biobright Corporation, Tangible Media, Inc. and the Perlmutter Trust, and (ii) the power to direct the vote and disposition of the shares of Capital Stock directly held by the Laura and Isaac Perlmutter Foundation Inc.

   (b) Except for the 15,632,812 shares over which Mr. Perlmutter may be deemed to have sole dispositive power (which include shares of Common Stock underlying 5,384,324 shares of 8% Preferred Stock), shares over which Mr. Perlmutter may be deemed to have shared voting power (which include shares of Common Stock underlying 11,146,821 shares of 8% Preferred Stock) are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with Mr. Perlmutter and it is only by reason of Mr. Perlmutter's position as a party to the Stockholders' Agreement that Mr. Perlmutter may be deemed to possess that shared voting power.

(4) Morgan Stanley is a party to the Stockholders' Agreement. Morgan Stanley shares dispositive power over 5,593,798 shares with its parent, Morgan Stanley Dean Witter & Co. Except for those 5,593,798 shares (which include shares of Common Stock underlying 3,199,591 shares of 8% Preferred Stock), shares over which Morgan Stanley may be deemed to have shared voting power (which include shares of Common Stock underlying 11,146,821 shares of 8% Preferred Stock) are beneficially owned by parties to the Stockholders' Agreement which are unaffiliated with Morgan Stanley and it is only by reason of Morgan Stanley's position as a party to the Stockholders' Agreement that Morgan Stanley may be deemed to possess that shared voting power.

(5)    Whippoorwill  may be deemed to be the  beneficial  owner of these  shares
       (which include shares of Common Stock underlying 2,616,367 shares of 8% Preferred Stock) because it has discretionary authority with respect to the investments of, and acts as agent for, the direct holders of the shares. Whippoorwill disclaims any beneficial ownership of Common Stock or 8% Preferred Stock except to the extent of Whippoorwill's pecuniary interest in that stock, if any. Whippoorwill, as agent of and/or general partner for certain institutions and funds, is a party to the Stockholders' Agreement. Figures include 83,932 shares of Common Stock (which include shares of Common Stock underlying 53,461 shares of 8% Preferred Stock) that are not subject to the Stockholders' Agreement.

(6) Based on a Schedule 13G filed with the Securities and Exchange Commission on November 12, 1999 by (i) MHR Institutional Partners LP, a Delaware limited partnership ("Institutional Partners"); (ii) MHRM Partners LP, a Delaware limited partnership ("MHRM"); (iii) MHR Capital Partners LP, a Delaware limited partnership ("Capital Partners"); (iv) MHR Institutional Advisors LLC, a Delaware limited liability company ("Institutional Advisors") and the general partner of Institutional Partners and MHRM;
       (v) MHR Advisors LLC, a Delaware limited liability company ("Advisors") and the general partner of Capital Partners; and (vi) Mark H. Rachesky, M.D., the managing member of Institutional Advisors and Advisors. Each party named in this footnote has an office at 40 West 57th Street, 33rd Floor, New York, NY 10019. Figures include shares of Common Stock underlying 2,248,736 shares of 8% Preferred Stock.

(7) Figures include 60,000 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan which are immediately exercisable.

(8) Figures include 712,500 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan that are immediately exercisable and 214 shares of Common Stock, of which Mr. Cuneo disclaims beneficial ownership, owned by Mr. Cuneo's son.

(9) Figures include 30,000 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan that are immediately exercisable.

(10) Figures include 30,000 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan that are immediately exercisable. Does not include shares held by various institutions and funds with respect to whose investments Whippoorwill has discretionary authority and for which Whippoorwill acts as agent. Mr. Greenhaus is the president and managing director of Whippoorwill. Mr. Greenhaus disclaims beneficial ownership of the shares of Common Stock and 8% Preferred Stock owned by discretionary accounts managed by Whippoorwill as set forth above except to the extent of his pecuniary interest in that stock, if any.

(11) Figures include 442,334 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan which are immediately exercisable.

(12) Figures include 145,001 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan which are immediately exercisable.

(13) Figures include 163,334 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan which are immediately exercisable.

(14) Figures in the "Sole Voting Power" column, the "Shared Voting Power" column, and the "Sole Dispositive Power" column include, respectively, 1,799,836, 1,090,000 and 1,090,000 shares of Common Stock subject to stock options granted pursuant to the Stock Incentive Plan which are immediately exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       For a description of certain relationships and related transactions involving individuals who served during 2000 on the Board of Directors' Compensation and Nominating Committee (or its predecessor), see "Election of Directors--Compensation Committee Interlocks and Insider Participation," above.

Loan Out Agreement

       The Company and Brentwood Television Funnies, Inc. ("Brentwood"), of which Mr. Ungar is the sole shareholder, are parties to a Loan Out Agreement under which Brentwood agrees to provide the services of Mr. Ungar as Executive Producer on all television programs involving Marvel characters for a term expiring on October 25, 2002. Under the agreement, Brentwood receives a producer fee of $175,000 per year, subject to discretionary increases.



                             ADDITIONAL INFORMATION

       The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and any Quarterly Reports on Form 10-Q filed thereafter, without charge, upon written request to the Secretary, Marvel Enterprises, Inc., 10 East 40th Street, New York, New York 10016. Each such request must set forth a good-faith representation that, as of the Record Date, September 7, 2001, the person making the request was a beneficial owner of shares of Common Stock or 8% Preferred Stock entitled to vote at the Annual Meeting.

       In order to ensure timely delivery of documents prior to the Annual Meeting, any request should be received by the Company promptly.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and 10% Stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

       Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file any forms, the Company believes that all of its officers, directors and 10% Stockholders complied will all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2000.

                              STOCKHOLDER PROPOSALS

       The eligibility of stockholders to submit proposals, the proper subjects of stockholder proposals and other issues governing stockholder proposals are regulated by the rules adopted under Section 14 of the Exchange Act. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy materials for the 2002 annual meeting of stockholders must be received by the Company at its principal executive offices at 10 East 40th Street, New York, New York 10016, no later than September 6, 2002.

       Under the By-Laws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided which a stockholder must follow to nominate certain persons for election as directors or to introduce an item of business at the annual meeting of stockholders of the Company. These procedures provide that notice for nominations or stockholder proposals must be received by the Company not later than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting (December 2, 2002) (or, for annual meetings not held within 30 days before or after such anniversary, not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which such meeting is publicly announced or disclosed). The persons designated as proxies by the Company in connection with the 2002 annual meeting of stockholders will have discretionary voting authority with respect to any proposal of which the Company did not receive timely notice.

       The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

       This proxy statement incorporates by reference the financial statements, supplementary financial information, management's discussion and analysis of financial condition and results of operations and quantitative and qualitative disclosures about market risk included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which includes the Company's Amendment on Form 10-K/A to its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Commission on April 2, 2001. This proxy statement also incorporates by reference the information and financial statements included in the Company's Current Report on Form 8-K, dated December 4, 2001 as filed with the Commission on December 4, 2001, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

       Any statement contained in a document incorporated by reference in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or in any other subsequently filed document which is also incorporated by reference in this proxy statement modifies or supersedes such statement. Any statements so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this proxy statement.

                                 OTHER BUSINESS

       The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If any matters properly come before the meeting, the persons named as proxies intend to vote the shares of Capital Stock they represent in accordance with their best judgment.

                                   Appendix A
                            Certificate of Amendment

                            CERTIFICATE OF AMENDMENT

                                       OF

                    THE RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            MARVEL ENTERPRISES, INC.

                           ___________________________

                    Adopted in accordance with the provisions

                    of Section 242 of the General Corporation

                          Law of the State of Delaware

                           ___________________________

             I, F. Peter Cuneo, President of Marvel Enterprises, Inc., a

corporation existing under the laws of the State of Delaware (the

"Corporation"), do hereby certify as follows:

             FIRST: That the Restated Certificate of Incorporation of the

Corporation has been amended by striking out the whole of Article VIII thereof as it now exists and inserting in lieu and instead thereof a new Article VIII reading as follows:

                                  ARTICLE VIII

                          MANAGEMENT OF THE CORPORATION

             8.1 Except as otherwise provided herein, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall be divided into three classes: Class I, Class II and Class III. The classes shall be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits, with the three-year term of service of each class staggered to expire in successive years. The directors shall be assigned to a class at the time of their election.

             Initially, the directors in Class I and Class II will hold office for one and two-year terms, respectively. The directors appointed to Class I shall initially serve one-year terms and shall be eligible for re-election for full three-year terms at the Corporation's annual meeting of stockholders to be held in 2002. The directors appointed to Class II shall initially serve two-year terms and shall be eligible for re-election for full three-year terms at the annual meeting of stockholders to be held in 2003. The directors appointed to Class III shall initially serve full three-year terms and shall be eligible for re-election for new three-year terms at the annual meeting of stockholders to be held in 2004. At each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders and each director so elected shall hold office until his successor is elected and qualified, or until his earlier resignation or removal. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the three classes so as to make all classes as nearly equal in number as possible, and the Board of Directors shall decide which class shall contain an unequal number of directors.

             8.2 Except to the extent necessary to implement the provisions of the stockholders' agreement (the "Stockholders' Agreement"), dated as of October 1, 1998, among Avi Arad, the various Dickstein entities and individuals listed on the signature pages thereto, Isaac Perlmutter, Isaac Perlmutter T.A., the Laura & Isaac Perlmutter Foundation Inc., Object Trading Corp., Zib Inc., The Chase Manhattan Bank, Morgan Stanley & Co. Incorporated, Whippoorwill Associates, Incorporated, and the Corporation, as such agreement is in effect on September 30, 2001, any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by a majority of the directors then in office (even though such number of directors may constitute less than a quorum) and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.

             8.3 Election of directors need not be by written ballot unless the By-Laws so provide.

             8.4 The Board of Directors shall have the power to adopt, amend, and repeal the By-Laws of the Corporation.

             8.5 The stockholders and directors shall have the power, if the By-Laws so provide, to hold their respective meetings within or without the State of Delaware and may (except as otherwise required by law) keep the Corporation's books outside the State of Delaware, at such places as from time to time may be designated by the By-Laws or the Board of Directors.

             8.6 Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock and except to the extent necessary to implement the provisions of the Stockholders' Agreement (as in effect on September 30, 2001), any action required or permitted to be taken by the stockholders of the Corporation must be effected at a meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

             8.7 Notwithstanding anything to the contrary contained in the By-Laws, a special meeting of the stockholders for any purpose or purposes may be called at any time or from time to time by the Chief Executive Officer or Chairman of the Board of Directors, and shall be called at any time or from time to time at the request in writing of a majority of the total number of directors in office. Except as provided in the immediately following sentence of this
Section 8.7, special meetings may not be called by any other person or persons. Solely for the purposes of implementing the provisions of the Stockholders' Agreement (as in effect on September 30, 2001), a special meeting shall also be called by the Chief Executive Officer or the Secretary upon the written request of not less than 15% in interest of the stockholders entitled to vote thereat. At any special meetings, no business shall be transacted and no corporate action shall be taken other than as stated in the notice of the meeting.

             8.8 In addition to the powers and authority hereinbefore conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and the By-Laws; provided, however, that no By-Laws hereafter adopted shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

             SECOND: That such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State

of Delaware by the vote of the majority of the outstanding stock entitled to vote thereon.

             IN WITNESS WHEREOF, I have signed this certificate this ____ day of ____________, 2002.



                                        By:  _________________________
                                             F. Peter Cuneo, President

                                   Appendix B
                          Amended and Restated By-Laws

                                                            EFFECTIVE
                                                            JANUARY __, 2002






                            MARVEL ENTERPRISES, INC.

                                     BY-LAWS

                            (as amended and restated)

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE 1.  OFFICES............................................................1

       Section 1.1. Registered Office..........................................1

       Section 1.2. Other Offices..............................................1

ARTICLE 2. MEETINGS OF STOCKHOLDERS............................................1

       Section 2.1. Place of Meetings..........................................1

       Section 2.2. Annual Meetings............................................1

       Section 2.3. Special Meetings...........................................2

       Section 2.4. Notice of Meetings.........................................2

       Section 2.5. Quorum.....................................................2

       Section 2.6. Notice of Stockholder Business and Nominations.............3

       Section 2.7. Organization...............................................5

       Section 2.8. Voting.....................................................5

       Section 2.9. No Stockholder Action by Written Consent...................6

       Section 2.10. Inspectors................................................6

       Section 2.11. List of Stockholders......................................7

ARTICLE 3. BOARD OF DIRECTORS..................................................7

       Section 3.1. Number of Directors........................................7

       Section 3.2. General Powers.............................................7

       Section 3.3. Election and Qualifications................................8

       Section 3.4. Classes of Directors.......................................9

       Section 3.5. Terms of Office............................................9

       Section 3.6. Quorum and Manner of Acting................................9

       Section 3.7. Action by Communications Equipment.........................9

       Section 3.8. Offices, Place of Meeting and Records.....................10

       Section 3.9. Annual Meeting............................................10

       Section 3.10. Regular Meetings.........................................10

       Section 3.11. Special Meetings; Notice.................................10

       Section 3.12. Organization.............................................10

       Section 3.13. Order of Business........................................11

       Section 3.14. Removal of Directors.....................................11

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

       Section 3.15. Resignation..............................................11

       Section 3.16. Vacancies................................................11

       Section 3.17. Compensation.............................................11

       Section 3.18. Interested Directors.....................................11

ARTICLE 4. ACTION BY CONSENT..................................................12

       Section 4.1. Consent by Directors......................................12

       Section 4.2. Consent by Stockholders...................................12

ARTICLE 5. OFFICERS...........................................................12

       Section 5.1. Number....................................................12

       Section 5.2. Election, Qualifications and Term of Office...............13

       Section 5.3. Removal...................................................13

       Section 5.4. Resignation...............................................13

       Section 5.5. Vacancies.................................................13

       Section 5.6. Chairman of the Board.....................................13

       Section 5.7. Chief Executive Officer...................................13

       Section 5.8. President.................................................13

       Section 5.9. Chief Financial Officer...................................13

       Section 5.10. Treasurer................................................14

       Section 5.11. Secretary................................................14

       Section 5.12. Other Officers...........................................14

       Section 5.13. Salaries.................................................14

ARTICLE 6. INDEMNIFICATION, ETC...............................................15

       Section 6.1. Indemnification and Advances of Expenses..................15

       Section 6.2. Employees and Agents......................................16

       Section 6.3. Repeal or Modification....................................16

       Section 6.4. Other Indemnification.....................................16

ARTICLE 7. CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC......................16

       Section 7.1. Execution of Contracts....................................16

       Section 7.2. Loans.....................................................16

       Section 7.3. Checks, Drafts, etc.......................................17

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

       Section 7.4. Deposits..................................................17

       Section 7.5. Proxies in Respect of Securities of Other Corporations....17

ARTICLE 8. BOOKS AND RECORDS..................................................17

       Section 8.1. Place.....................................................17

       Section 8.2. Addresses of Stockholders.................................17

       Section 8.3. Record Dates..............................................18

       Section 8.4. Audit of Books and Accounts...............................18

ARTICLE 9. SHARES AND THEIR TRANSFER..........................................18

       Section 9.1. Certificates of Stock.....................................18

       Section 9.2. Record....................................................18

       Section 9.3. Transfer of Stock.........................................19

       Section 9.4. Transfer Agent and Registrar; Regulations.................19

       Section 9.5. Lost, Destroyed or Mutilated Certificates.................19

ARTICLE 10. SEAL..............................................................19

ARTICLE 11. FISCAL YEAR.......................................................19

ARTICLE 12. NOTICE............................................................20

       Section 12.1. Delivery of Notices......................................20

       Section 12.2. Waivers of Notice........................................20

ARTICLE 13. AMENDMENTS........................................................20

       Section 13.1. By-Laws..................................................20

ARTICLE 14. DIVIDENDS.........................................................20

                            MARVEL ENTERPRISES, INC.

                                     By-Laws

                            (as amended and restated)



                                   ARTICLE 1.

                                     OFFICES
                                     -------

             Section 1.1. Registered Office. The registered office and registered agent of the Corporation in the State of Delaware shall be as set forth in the Corporation's Certificate of Incorporation.

             Section 1.2. Other Offices. The Corporation may also have an office at such other place or places either within or without the State of Delaware from time to time as the Board of Directors may determine or the business of the Corporation may require.

                                   ARTICLE 2.

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

             Section 2.1. Place of Meetings. All meetings of the stockholders of the Corporation shall be held at such place either within or without the State of Delaware as may be designated from time to time by the Board of Directors.

             Section 2.2. Annual Meetings.

             (a) The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place either within or without the State of Delaware, as may be designated by the Board of Directors from time to time.

             (b) In respect of the annual meeting for any particular year the Board of Directors may, by resolution fix a different day, time or place (either within or without the State of Delaware) for the annual meeting.

             (c) If the election of directors shall not be held on the day fixed by the Board for any annual meeting, or on the day of any adjourned session thereof, the Board of Directors shall cause the election to be held at a special meeting as soon thereafter as conveniently may be. At such special meeting, the stockholders may elect the directors and transact such other business properly before the meeting with the same force and effect as at an annual meeting duly called and held.

             Section 2.3. Special Meetings. A special meeting of the stockholders for any purpose or purposes may be called at any time or from time to time by the Chief Executive Officer or Chairman of the Board, and shall be called at any time or from time to time at the request in writing of a majority of the total number of directors in office. A special meeting shall also be called by the Chief Executive Officer or the Secretary upon the written request of not less than 15% in interest of the Stockholders entitled to vote thereat. At any special meeting, no business shall be transacted and no corporate action shall be taken other than as stated in the notice of the meeting.

             Section 2.4. Notice of Meetings.

             (a) Except as otherwise required by law or the Certificate of Incorporation, written notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than ten days nor more than sixty days before the date of such meeting. Every such notice shall state the date, time and place of the meeting and, in case of a special meeting, shall state briefly the purposes thereof.

             (b) Attendance of a stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Notice of any adjourned meeting of the stockholders shall not be required to be given except by announcement at the meeting so adjourned or when expressly required by law.

             Section 2.5. Quorum.

             (a) At each meeting of the stockholders, except where otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of record of a majority in voting power of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall be required to constitute a quorum for the transaction of business. Where a separate vote by class or classes or one or more series of a class or classes of stock is required by law or the Certificate of Incorporation for any matter, the holders of a majority in voting power of the issued and outstanding shares of each such class or classes or one or more series of a class or classes entitled to vote, present in person or represented by proxy, shall be required to constitute a quorum with respect to a vote on that matter, except that where the unanimous affirmative vote or written consent of all of the holders of the outstanding shares of a class or classes of stock is required by the Certificate of Incorporation with respect to any matter, all of the holders of the outstanding shares of such class or classes entitled to vote, present in person or by proxy, shall be required to constitute a quorum with respect to a vote on that matter. For purposes of these By-Laws, the term "total voting power" shall mean, (a) in the case of matters which do not require a separate vote by class or classes or one or more series of a class or classes of stock, the aggregate number of votes which all of the shares of stock, excluding the votes of shares of stock having such entitlement only upon the happening of a contingency, would be entitled to cast in the election of directors to the Board of Directors, if all such shares of stock were present at a meeting of the Corporation's stockholders for the purpose of the election of directors, and (b) in the case of matters which do require a separate vote by class or classes or one or more series of a class or classes of stock, the aggregate number of votes which all of the shares of such class or classes or one or more series of a class or classes of stock, excluding the votes of shares of stock having such entitlement only upon the happening of a contingency, would be entitled to cast on any such matter, if all of the shares of such class or classes or one or more series of a class or classes of stock were present and voted at a meeting of the Corporation's stockholders for the purpose of stockholder action on such matter.

             (b) In the absence of a quorum at any annual or special meeting of stockholders, a majority in total voting power of the shares of stock entitled to vote, or in the case of matters requiring a separate vote by any class or classes or one or more series of a class or classes of stock, a majority in total voting power of the shares of each such class or classes or one or more series of a class or classes entitled to vote, present in person or represented by proxy or, in the absence of all such stockholders, any person entitled to preside at or act as secretary of such meeting, shall have the power to adjourn the meeting from time to time, if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

             Section 2.6. Notice of Stockholder Business and Nominations.

             (a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

             (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph
(a)(i) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

             (iii) Notwithstanding anything in the second sentence of paragraph
(a)(ii) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

             (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be),for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

             (c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

             (ii) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

             (iii) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

             Section 2.7. Organization. At each meeting of the stockholders, the Chairman of the Board or in his absence, the Chief Executive Officer, or in his absence, the President or any other officer designated by the Board, shall act as chairman of and preside over the meeting, and the Secretary or an Assistant Secretary of the Corporation, or any other person whom the chairman of such meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

             Section 2.8. Voting.

             (a) Except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, at every meeting of the stockholders or in the case of any written consent of stockholders, and for all other purposes, each holder of record of shares of Common Stock on the relevant record date shall be entitled to one (1) vote for each share of Common Stock standing in such person's name on the stock transfer records of the Corporation. If no such record date shall have been fixed by the Board, then the record date shall be as fixed by applicable law.

             (b) Persons holding a share or shares of stock in a fiduciary capacity shall be entitled to vote the share or shares so held and to consent in writing with respect to such share or shares. If shares of stock stand of record in the names of two or more persons, or if two or more persons have the same fiduciary relationship respecting the same shares of stock, such persons may designate in writing one or more of their number to represent such stock and vote the shares so held, unless there is a provision to the contrary in the instrument or order, if any, defining their powers and duties, appointing them, or creating their relationship, and a copy of such instrument or order is furnished to the Secretary of the Corporation along with written notice to the contrary.

             (c) Persons whose stock is pledged shall be entitled to vote the pledged shares, unless in the transfer by the pledgor on the books of the Corporation the pledgor has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon.

             (d) Any stockholder entitled to vote may do so in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. The provisions of this subsection 2.8(d) are not intended to and do not limit the manner in which a stockholder may authorize another person or persons to act for him as proxy.

             (e) At all meetings of the stockholders at which a quorum is present, except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, all matters shall be decided by the affirmative vote of the holders of a majority in voting power of the shares entitled to vote thereon and present in person or represented by proxy at such meeting, voting as a single class. Except as otherwise provided by the Certificate of Incorporation, where a separate vote by class or classes or one or more series of a class or classes of stock is required for any matter, such matters shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of each such class or classes or one or more series of a class or classes entitled to vote thereon and present in person or represented by proxy at such meeting, a quorum being present. Except as otherwise provided by the Certificate of Incorporation or these By-Laws, directors shall be elected by the affirmative vote of a plurality in voting power of the shares present in person or represented by proxy and entitled to vote for the election of directors at a meeting at which a quorum is present.

             Section 2.9. No Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholder.

             Section 2.10. Inspectors. The Corporation shall, in advance of any meeting of the stockholders, appoint one or more inspector to act at the meeting of the stockholders and make a written report thereof. Such inspectors, among other things, shall accept and count the votes for and against the matters presented for a vote, make a written report of the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter subject to a vote other than a vote for or against his election to any position or office on or with the Board or the Corporation or on any other matter subject to a vote in which he may be directly interested. Before entering upon the discharge of any of his duties as such, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

             Section 2.11. List of Stockholders.

             (a) It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, or cause to be prepared and made, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open during ordinary business hours to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.

             (b) Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

             (c) The stock ledger shall be the conclusive evidence as to who are the stockholders entitled to examine the stock ledger, and the list of stockholders required by this Section 2.11, or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE 3.

                               BOARD OF DIRECTORS
                               ------------------

             Section 3.1. Number of Directors. The number of Directors which shall constitute the entire Board of Directors shall be no fewer than eight (8) and no more than eleven (11).

             Section 3.2. General Powers.

             (a) Except as otherwise provided in the Certificate of Incorporation, the business, property, policies, and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

             (b) Compensation and Nominating, Audit, Finance and Other Committees. The Board of Directors may, by resolution adopted by a majority of the Board (i) designate a Compensation and Nominating Committee to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, the power to review and recommend to the Board the compensation and benefit arrangements for the officers of the Corporation, the administering of the stock option plans and executive compensation programs of the Corporation, including bonus and incentive plans applicable to officers and key employees of the Corporation and to recommend to the Board nominees for election as Directors, (ii) designate an Audit Committee to exercise, subject to applicable provisions of laws, the functions regularly administered by committees of such type including, without limitation, (A) to review the professional services and independence of the Corporation's independent auditors and the scope of the annual external audit as recommended by the independent auditors, (B) to ensure that the scope of the annual external audit by the independent auditors of the Corporation is sufficiently comprehensive, (C) to review, in consultation with the independent auditors and the internal auditors, the plan and results of the annual external audit, the adequacy of the Corporation's internal control systems and the results of the Corporation's internal audits, (D) to review with management and the independent auditors, the Corporation's annual financial statements, financial reporting practices and the results of each external audit, and (E) to consider the qualification of the Corporation's independent auditors, to make recommendations to the Board as to their selection and to review the relationship between such independent auditors and management, (iii) designate a Finance Committee to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, to make recommendations to the Board with respect to the Corporation's credit arrangements, the issuance of equity and long term debt instruments and other financial matters, and (iv) by resolution similarly adopted, designate one or more other committees. The Compensation and Nominating Committee, the Audit Committee, the Finance Committee and each such other committee shall consist of five or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, other than the Compensation and Nominating Committee, Audit Committee and Finance Committee (the powers of which are expressly provided for herein), may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Under no circumstances may the committee members, in their capacities as such, appoint another director to act in the place of such absent or disqualified member. In the event that, and for so long as, there are no duly appointed members, no duly designated alternate members, and no duly appointed replacement members of one (1) or more committees of the Board, the powers and authority that otherwise would be delegated to and exercised by such committee shall be reserved to and exercised by the Board.

             A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.10 of these By-Laws. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

             Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board. Any such committee shall fix its own rules of procedure, subject to the approval of the Board and the provisions of the Certificate of Incorporation and of these By-Laws.

             Section 3.3. Election and Qualifications. Except as otherwise provided in the Certificate of Incorporation, the directors shall be elected by the stockholders at the annual meeting of stockholders. A director need not be a stockholder.

             Section 3.4. Classes of Directors. The Board shall be divided into three classes: Class I, Class II and Class III. The classes shall be as nearly equal in number as the then total number of directors constituting the entire Board permits. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the three classes so as to make all classes as nearly equal in number as possible, and the Board shall decide which class shall contain an unequal number of directors. The directors shall be assigned to a class at the time of their election.

             Section 3.5. Terms of Office. Initially, the directors in Class I and Class II will hold office for one and two-year terms, respectively. The directors appointed to Class I shall initially serve one-year terms and shall be eligible for re-election for full three-year terms at the Corporation's annual meeting of stockholders to be held in 2002. The directors appointed to Class II shall initially serve two-year terms and shall be eligible for re-election for full three-year terms at the annual meeting of stockholders to be held in 2003. The directors appointed to Class III shall initially serve full three-year terms and shall be eligible for re-election for new three-year terms at the annual meeting of stockholders to be held in 2004. At each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders and each director so elected shall hold office until his successor is elected and qualified, or until his earlier resignation or removal.

             Section 3.6. Quorum and Manner of Acting.

             (a) Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, a majority of the whole Board shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present shall be required for the taking of any action by the Board. Except as otherwise provided by law, the Certificate of Incorporation, or By-Laws, a majority of the total number of members of any committee of the Board shall be required to constitute a quorum for the transaction of business at any meeting of such committee, and the affirmative vote of a majority of the members of any committee of the Board present at any meeting of such committee at which a quorum is present shall be required for the taking of any action by such committee.

             (b) In the absence of a quorum at any meeting of the Board of Directors or of any committee of the Board, such meeting need not be held; or a majority of the directors or committee members, as the case may be, present thereat or, if no director or committee member be present, the Secretary, may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given except by announcement at the meeting at which the adjournment is taken.

             Section 3.7. Action by Communications Equipment. The directors may participate in a meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

             Section 3.8. Offices, Place of Meeting and Records. The Board and any committee of the Board may hold meetings and have an office or offices at such place or places within or without the State of Delaware as the Board or such committee, as the case may be, may from time to time determine. The place of meeting shall be as from time to time designated by the Board or such committee, as the case may be, or as specified or fixed in the respective notices or waivers of notice thereof, except where no notice of such meeting is required, and except as otherwise provided by law, by the Certificate of Incorporation or these By-Laws.

             Section 3.9. Annual Meeting. The Board shall meet for the purpose of organization, the election of principal officers and the transaction of other business, if a quorum be present, immediately following each annual election of directors by the stockholders; or the time and place of such meeting may be fixed by a majority of the total number of directors in office.

             Section 3.10. Regular Meetings. Regular meetings of the Board and committees of the Board shall be held at such places and at such times as the Board or such committee, as the case may be, shall from time to time determine. Notice of regular meetings need not be given.

             Section 3.11. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chief Executive Officer or Chairman of the Board or by a majority of the total number of directors in office. Special meetings of committees of the Board shall be held whenever called by the Chief Executive Officer or Chairman of the Board, a majority of the total number of directors in office or a majority of the members of such committee. Notice of each such meeting shall be mailed to each director or committee member, as the case may be, addressed to him at his usual place of business at least ten days before the day on which the meeting is to be held, or shall be sent to him at such place of business by facsimile transmission or other available means, or delivered personally or by telephone not later than 24 hours before the day on which the meeting is to be held. Each such notice shall state the time and place of the meeting and the purpose thereof. Notice of any such meeting need not be given to any director or committee member, as the case may be, however, if waived by him in writing, whether before or after such meeting shall be held, or if he shall be present at such meeting other than for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

             Section 3.12. Organization. At each meeting of the Board of Directors, the Chairman of the Board or, in his absence, a director chosen by a majority of the directors present shall act as chairman of and preside over the meeting. At each meeting of any committee of the Board, the Chairman of the Board, if he be a member of such committee, or in his absence, the member of such committee designated as chairman of such committee by the Board, or in the absence of such designation or such designated chairman, a member of such committee chosen by a majority of the members of such committee present, shall act as chairman of and preside over the meeting. The Secretary or, in his absence an Assistant Secretary or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

             Section 3.13. Order of Business. At all meetings of the Board of Directors and committees of the Board, business shall be transacted in the order determined by the chairman of such meeting.

             Section 3.14. Removal of Directors. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, any director or the entire Board may be removed, either with or without cause, at any time and from time to time, by the affirmative vote or written consent of a majority in voting power of the shares of the capital stock of the Corporation then entitled to vote for the election of directors of the Corporation.

             Section 3.15. Resignation. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chief Executive Officer, President or Chairman of the Board, or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

             Section 3.16. Vacancies. Except as otherwise provided in the Certificate of Incorporation, vacancies on the Board, caused by death, resignation, removal, disqualification, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority action of the remaining directors then in office, though less than a quorum, or by election upon the vote of the stockholders of the Corporation at the next annual meeting or any special meeting called for such purpose or upon action of the stockholders of the Corporation taken by written consent, and each director so elected to fill any such vacancy or newly created directorship shall hold office until the next annual election of directors and until his successor shall be duly elected and qualified or until his death or until he shall resign or until he shall have been removed or disqualified.

             Section 3.17. Compensation. Each director, in consideration of his serving as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board shall from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

             Section 3.18. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, that is otherwise duly authorized in accordance with the provisions of the Certificate of Incorporation, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

                                   ARTICLE 4.

                                ACTION BY CONSENT
                                -----------------

             Section 4.1. Consent by Directors. Unless otherwise provided in the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent or consents is filed with the minutes of the proceedings of the Board or such committee.

             Section 4.2. Consent by Stockholders. Unless otherwise provided in the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote upon the delivery to the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended, or the provisions of a successor statute ("Section 228"), of a written consent or written consents of the holders of outstanding shares of stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, and any certificate required to be filed with the office of the Secretary of State of the State of Delaware with respect to such matter shall state that written consent has been given in accordance with Section 228 and that such written notice has been given.

                                   ARTICLE 5.

                                    OFFICERS
                                    --------

             Section 5.1. Number. The principal officers of the Corporation shall be a Chairman of the Board, Chief Executive officer, a President, a Chief Financial Officer, a Treasurer and a Secretary. In addition, there may be such other or subordinate officers, agents and employees as may be appointed in accordance with the provisions of Section 5.12. Any two or more offices may be held by the same person, except that the office of Secretary shall be held by a person other than the person holding the office of President.

             Section 5.2. Election, Qualifications and Term of Office. Each officer of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.12, shall be elected annually by the Board of Directors and shall hold office until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned or shall have been removed.

             Section 5.3. Removal. Any officer may be removed, either with or without cause, by the action of the Board of Directors.

             Section 5.4. Resignation. Any officer may resign at any time by giving written notice to the Board of Directors, or the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

             Section 5.5. Vacancies. A vacancy in any office under this Article Five because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in this Article Five for regular election or appointment to such office.

             Section 5.6. Chairman of the Board. The directors may elect one of their members to be Chairman of the Board. The Chairman of the Board, as such, shall be subject to the control of and may be removed by the Board. The Chairman of the Board shall be a director and shall preside at all meetings of the Board and stockholders. The Chairman of the Board shall have general executive powers and such specific powers and duties as from time to time may be conferred or assigned by the Board.

             Section 5.7. Chief Executive Officer. Subject to the direction of the Board or the Chairman of the Board, the Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general charge and supervision of the business of the Corporation and shall exercise chief executive powers and such specific powers and shall perform such duties as from time to time may be conferred upon or assigned to him by the Board, the Chairman of the Board or any committee thereof designated by it to so act. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board and the stockholders.

             Section 5.8. President. The President shall have general executive powers and such specific powers and shall perform such duties as from time to time may be conferred upon or assigned to him by the Board, the Chairman of the Board, the Chief Executive Officer, or any committee of the Board designated by it to so act.

             Section 5.9. Chief Financial Officer. The Chief Financial Officer shall maintain or cause to be maintained adequate records of all assets, liabilities, and transactions of the Corporation and adequate internal accounting controls; shall prepare or cause to be prepared such financial statements or reports on the Corporation's results of operations or financial condition as required by law or directed by the Board; shall insure that adequate audits thereof are currently and regularly made; and shall, in consultation with the Chief Executive Officer or the Chairman of the Board, undertake measures and implement procedures designed to facilitate or further the foregoing. His duties and powers shall, so far as the Chief Executive Officer or the Chairman of the Board may deem practicable, extend to all subsidiary corporations.

             Section 5.10. Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and shall deposit all such funds to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these By-Laws. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, making proper vouchers for such disbursements, and shall render to the Board or the committee of the Board to which he reports or the stockholders, whenever the Board may require him so to do, a statement of all his transactions as Treasurer and of the financial condition of the Corporation; and, in general, he shall perform all the duties as from time to time may be assigned to him by the Board, or by the Chief Executive Officer or Chairman of the Board. When required by the Board, the Treasurer shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

             Section 5.11. Secretary. The Secretary shall record or cause to be recorded in books provided for the purpose the minutes of the meetings of the stockholders, the Board, and all committees of which a secretary shall not have been appointed; shall see that all notices are duly given in accordance with the provisions of the Certificate of Incorporation and these By-Laws and as required by law; shall be custodian of all corporate records (other than financial records) and of the seal of the Corporation and see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized, in accordance with, and required by, the provisions of these By-Laws; shall keep, or cause to be kept, the list of stockholders as required by Section 2.11 of Article Two of these By-Laws, which shall include the post-office addresses of the stockholders and the number of shares held by them, respectively, and shall make or cause to be made, all proper changes therein; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board, by any committee of the Board designated by it to so act, or by the Chief Executive Officer or Chairman of the Board. The Secretary shall be appointed by the Chief Executive Officer or by the Board of Directors.

             Section 5.12. Other Officers. The Corporation may have such other officers, agents, and employees as the Board may designate, including without limitation, one or more Senior or Executive Vice Presidents, one or more Vice Presidents, a Chief Operating Officer, a Senior Legal Officer, a Controller, one or more Assistant Controllers, one or more Assistant Treasurers, and one or more Assistant Secretaries, each of whom shall hold such office, for such period, have such authority, and perform such duties as the Board, any committee of the Board designated by it to so act, or the Chief Executive Officer or Chairman of the Board may from time to time determine. The Board may delegate to any principal officer the power to appoint or remove any such subordinate officers, agents or employees.

             Section 5.13. Salaries. The salaries of the principal officers of the Corporation shall be fixed from time to time by the Board or a duly designated and constituted committee thereof duly empowered and authorized so to act, and none of such officers shall be prevented from receiving a salary by reason of the fact that he is a director of the Corporation.

                                   ARTICLE 6.

                              INDEMNIFICATION, ETC.
                              ---------------------

             Section 6.1. Indemnification and Advances of Expenses. To the fullest extent permitted by the General Corporation Law of the State of Delaware ("GCL"), as the same now exists or may hereafter be amended, and, to the extent required by the GCL, only as authorized in the specific case upon the making of a determination that indemnification of the person is proper in the circumstances because he has met the applicable standard of conduct prescribed in Sections 145(a) and (b) of the GCL, the Corporation shall indemnify and hold harmless any person who was or is a director, officer or incorporator of the Corporation from and against any and all expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement that may be imposed upon or incurred by him in connection with, or as a result of, any threatened, pending, or completed proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation), in which he is or may become involved, as a party or otherwise, by reason of the fact that he is or was such a director, officer or incorporator of the Corporation or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), whether or not he continues to be such at the time such expenses and judgments, fines and amounts paid in settlement shall have been imposed or incurred. The Corporation shall be required to indemnify such a person who is or was a director, officer, or incorporator in connection with a proceeding (or part thereof) initiated by such person, however, only if the initiation of such proceeding (or part thereof) by such person was authorized by the Board. Such right of indemnification shall inure whether or not such expenses and judgments, fines and amounts paid in settlement are imposed or incurred based on matters which antedate the adoption of this Article Six. Such right of indemnification shall continue as to a person who has ceased to be a director, officer or incorporator of the Corporation, and shall inure to the benefit of the heirs and personal representatives of such a person.

             Expenses incurred by a person who is or was a director, officer, or incorporator of the Corporation in defending or investigating a threatened or pending action, suit or proceeding in which such person is or may become involved, as a party or otherwise, by reason of the fact that he is or was a director, officer, or incorporator of the Corporation or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), shall be paid by the Corporation in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation under this Article Six or otherwise.

             The rights to indemnification and advancement of expenses provided by this Article Six shall not be deemed exclusive of any other rights which are or may be provided now or in the future under any provision currently in effect or hereafter adopted of these By-Laws, by any agreement, by vote of stockholders, by resolution of directors, by provision of law or otherwise.

             Section 6.2. Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide to employees and agents of the Corporation who are not directors, officers or incorporators rights to indemnification and advancement of expenses similar to those conferred in this Article Six on directors, officers and incorporators of the Corporation.

             Section 6.3. Repeal or Modification. Any repeal or modification of this Article Six shall not adversely affect any rights to indemnification and advancement of expenses of a director, officer or incorporator of the Corporation existing pursuant to this Article Six with respect to any acts or omissions occurring prior to such repeal or modification.

             Section 6.4. Other Indemnification. The Corporation's obligation, if any, to indemnify any person who is or was serving at its request as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), shall be reduced by any amount such person actually receives as indemnification from such other corporation, partnership, joint venture, trust or other enterprise.

                                   ARTICLE 7.

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                 ----------------------------------------------

             Section 7.1. Execution of Contracts. Unless the Board shall otherwise determine, the Chief Executive Officer, President or Chairman of the Board, any Vice President, the Treasurer or the Secretary may enter into any contract or execute any contract or other instrument, the execution of which is not otherwise specifically provided for, in the name and on behalf of the Corporation. The Board, or any committee designated by it to so act, except as otherwise provided in these By-Laws, may authorize any other or additional officer or officers or agent or agents of the Corporation to so act, and such authority may be general or confined to specific instances. Unless duly authorized so to do by the Certificate of Incorporation or by these By-Laws or by the Board or by any such committee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

             Section 7.2. Loans. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless duly authorized by the Board or any committee designated by it to so act. Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

             Section 7.3. Checks, Drafts, etc. All checks, drafts, bills of exchange or other orders for the payment of money, obligations, notes, or other evidence of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by such officer or officers, agent or agents, attorney or attorneys, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board or any committee designated by it to so act.

             Section 7.4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board or any committee designated by it to so act may from time to time designate, or as may be designated by any officer or officers or agent or agents of the Corporation to whom such power may be delegated by the Board or any committee designated by it to so act and, for the purpose of such deposit and for the purposes of collection for the account of the Corporation may be endorsed, assigned and delivered by any officer, agent or employee of the Corporation or in such other manner as may from time to time be designated or determined by resolution of the Board or any committee designated to so act.

             Section 7.5. Proxies in Respect of Securities of Other Corporations. Unless otherwise provided by resolution adopted by the Board or any committee designated by it to so act, the Chairman of the Board, Chief Executive Officer or President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or trust, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or trust, or to consent in writing, in the name of the Corporation as such holder, to any action by or respecting such other corporation, association or trust, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

                                   ARTICLE 8.

                                BOOKS AND RECORDS
                                -----------------

             Section 8.1. Place. The books and records of the Corporation may be kept at such places within or without the state of Delaware as the Board may from time to time determine.

             Section 8.2. Addresses of Stockholders. Each stockholder shall furnish to the Secretary of the Corporation or to a transfer agent of the Corporation an address at which notices of meetings and all other corporate notices and communications may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices and communications may be served upon him by mail, postage prepaid, to him at his post office address last known to the Secretary or to a transfer agent of the Corporation or by transmitting a notice thereof to him at such address by facsimile transmission or other available method.

             Section 8.3. Record Dates. Except as otherwise provided by law or these By-Laws, in order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, or more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

             Section 8.4. Audit of Books and Accounts. The books and accounts of the Corporation shall be audited at least once in each fiscal year by certified public accountants of good standing selected by the Board.

                                   ARTICLE 9.

                            SHARES AND THEIR TRANSFER
                            -------------------------

             Section 9.1. Certificates of Stock. Every holder of record of shares of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board may prescribe. Every such certificate shall be signed by the Chairman of the Board, President or a Vice President, and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; any and all signatures may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used had not ceased to be such officer or officers of the Corporation.

             Section 9.2. Record. A record shall be kept of the name of the person, firm or corporation owning the shares of stock represented by each certificate for shares of stock of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in case of cancellation, the date of cancellation. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Certificate of Incorporation or law. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board.

             Section 9.3. Transfer of Stock. Except as otherwise provided by law or the Certificate of Incorporation, transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed or accompanied by proper instruments of transfer; provided, however, that such transfer is subject to the transfer restrictions contained in the Certificate of Incorporation.

             Section 9.4. Transfer Agent and Registrar; Regulations. The Corporation shall, if and whenever the Board shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board, where the shares of the capital stock of the Corporation shall be directly transferable, and also if and whenever the Board shall so determine, maintain one or more registry offices, each in charge of a registrar designated by the Board, where such shares of stock shall be registered. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the Certificate of Incorporation or these By-Laws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

             Section 9.5. Lost, Destroyed or Mutilated Certificates. The Board may direct a new certificate representing shares of stock to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or give the Corporation a bond in such sum as the Board may direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                  ARTICLE 10.

                                      SEAL
                                      ----

             The Board shall adopt and approve a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words and figures "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE 11.

                                   FISCAL YEAR
                                   -----------

             The fiscal year of the Corporation shall commence on the first day of January, except as otherwise provided from time to time by resolution of the Board of Directors.

                                   ARTICLE 12.

                                     NOTICE
                                     ------

             Section 12.1. Delivery of Notices. Except as otherwise provided in these By-Laws, whenever written notice is required by law, the Certificate of Incorporation or these ByLaws, to be given to any director, member of a committee of the Board or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable or other permissible means.

             Section 12.2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee of the Board or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE 13.

                                   AMENDMENTS
                                   ----------

             Section 13.1. By-Laws. The Board may adopt, amend or repeal the By-Laws by the affirmative vote of a majority of the Board; provided, however, that Section 2.3 may not be amended or repealed without the affirmative vote of 85% of the outstanding shares entitled to vote for the election of directors. No such amendment may be made unless the By-Laws, as amended, are consistent with the provisions of the General Corporation Law of the State of Delaware and of the Certificate of Incorporation.

                                  ARTICLE 14.

                                    DIVIDENDS
                                    ---------

             Dividends upon shares of the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board, only in accordance with these By-Laws and the Certificate of Incorporation, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board may modify or abolish any such reserve.

                                   Appendix C
                            1998 Stock Incentive Plan

                            MARVEL ENTERPRISES, INC.

                            1998 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

1. Purpose.....................................................................1

2. Definitions.................................................................1

3. Administration..............................................................3

4. Stock Subject to the Plan...................................................4

5. Option Grants for Eligible Individuals......................................5
       5.1 Authority of Committee..............................................5
       5.2 Purchase Price......................................................5
       5.3 Maximum Duration....................................................5
       5.4 Vesting.............................................................5
       5.5 Method of Exercise..................................................5
       5.6 Modification or Substitution........................................6
       5.7 Non-transferability.................................................6
       5.8 Rights of Optionees.................................................6
       5.9 Effect of Change in Control.........................................6
       5.10 Dividend Equivalent Rights.........................................6
       5.11 Grants to Certain Outside Directors................................7

6. Stock Appreciation Rights...................................................7
       6.1 Time of Grant.......................................................7
       6.2 Stock Appreciation Right Related to an Option.......................7
          (a) Exercise.........................................................7
          (b) Amount Payable...................................................7
          (c) Treatment of Related Options and Stock Appreciation Rights
              Upon Exercise....................................................7
       6.3 Stock Appreciation Right Unrelated to an Option.....................7
       6.4 Method of Exercise..................................................8
       6.5 Form of Payment.....................................................8
       6.6 Modification or Substitution........................................8
       6.7 Effect of Change in Control.........................................8

7. Restricted Stock............................................................8
       7.1 Grant...............................................................8
       7.2 Rights of Grantee...................................................8
       7.3 Non-transferability.................................................9
       7.4 Lapse of Restrictions...............................................9
          (a) Generally........................................................9
          (b) Effect of Change in Control......................................9
       7.5 Modification or Substitution........................................9
       7.6 Treatment of Dividends..............................................9
       7.7 Delivery of Shares..................................................9

8. Performance Awards..........................................................9
       8.1 Performance Objectives..............................................9
       8.2 Performance Units..................................................10

                                                                            Page

          (a) Vesting and Forfeiture..........................................10
          (b) Payment of Awards...............................................10
       8.3 Performance Shares.................................................10
          (a) Rights of Grantee...............................................10
          (b) Non-transferability.............................................11
          (c) Lapse of Restrictions...........................................11
          (d) Treatment of Dividends..........................................11
          (e) Delivery of Shares..............................................11
       8.4 Effect of Change in Control........................................11
       8.5 Non-transferability................................................12
       8.6 Modification or Substitution.......................................12

9.  Effect of a Termination of Employment or Service..........................12

10. Adjustment Upon Changes in Capitalization.................................12

11. Effect of Certain Transactions............................................12

12. Interpretation............................................................13

13. Pooling Transactions......................................................13

14. Termination and Amendment of the Plan.....................................13

15. Non-Exclusivity of the Plan...............................................13

16. Limitation of Liability...................................................14

17. Regulations and Other Approvals; Governing Law............................14

18. Miscellaneous.............................................................15
       18.1 Multiple Agreements...............................................15
       18.2 Withholding of Taxes..............................................15

19. Effective Date............................................................15

20. Termination of 1995 Stock Option Plan.....................................15

                            MARVEL ENTERPRISES, INC.
                            1998 STOCK INCENTIVE PLAN


         1.  Purpose.
             -------

             The purpose of this Plan is to strengthen Marvel Enterprises, Inc. (the "Company") by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

         2.  Definitions.
             -----------

             For purposes of the Plan:

             2.1 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

             2.2 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

             2.3 "Board" means the Board of Directors of the Company.

             2.4 "Cause" means, unless otherwise defined in the Agreement evidencing a particular Award, an individual's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses), or (v) the commission of an act of fraud or intentional misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

             2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

             2.6 "Code" means the Internal Revenue Code of 1986, as amended.

             2.7 "Committee" means a committee as described in Section 3.1 hereof consisting of at least two (2) Nonemployee Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

             2.8 "Company" means Marvel Enterprises, Inc.

             2.9 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

             2.10 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

             2.11 "Eligible Individual" means any officer, employee, consultant or director of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

             2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             2.13 "Fair Market Value" per Share as of a particular date shall mean (i) the closing sales price per Share on a national securities exchange for the last preceding date on which there was a sale of such Shares on such exchange, or (ii) if the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

             2.14 "Grantee" means a person to whom an Award has been granted under the Plan.

             2.15 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

             2.16 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

             2.17 "Option" means an Incentive Stock Option, a Nonqualified Stock Option or either or both of them.

             2.18 "Optionee" means a person to whom an Option has been granted under the Plan.

             2.19 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

             2.20 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

             2.21 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

             2.22 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 8.3 hereof.

             2.23 "Performance Unit" means Performance Units granted to an Eligible Individual under Section 8.2 hereof.

             2.24 "Plan" means the Marvel Enterprises Inc. 1998 Stock Incentive Plan.

             2.25 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

             2.26 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 7 hereof.

             2.27 "Shares" means the common stock, par value $0.01 per share, of the Company.

             2.28 "Stock Appreciation Right" (SAR) means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 6 hereof.

             2.29 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

             2.30 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

             2.31 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

         3.  Administration.
             --------------

             3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a nonemployee director within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent compliance with Section 162(m) of the Code is desired, such Committee members shall also be "outside directors" within the meaning of Section 162(m) of the Code. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

             3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                 (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

                 (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Performance Units or Performance Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

             3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                 (a) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                 (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                 (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

                 (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan; and

                 (e) to provide for the limited transferability of Options to certain family members, family trusts or family partnerships of Optionees.

         4.  Stock Subject to the Plan.
             -------------------------

             4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 6,000,000; provided, however, that the maximum number of Shares that may be the subject of Options and Awards granted to any Eligible Individual during any calendar year may not exceed 1,000,000 Shares. Upon a Change in Capitalization the maximum number of Shares which may be made the subject of Options and Awards granted under the Plan and which may be granted to any Eligible Individual during any calendar year shall be adjusted in number and kind pursuant to Section 10 hereof. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

             4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 hereof for the granting of further Options and Awards shall be reduced as follows:

             (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

             (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

             4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         5. Option Grants for Eligible Individuals.
            --------------------------------------

             5.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 hereof, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted. The aggregate Fair Market Value (determined as of the date of grant of an Incentive Stock Option) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Any such Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Stock Options.

             5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

             5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

             5.4 Vesting. Subject to Section 5.9 hereof, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. If the Committee does not so designate, Options shall become exercisable in three equal or nearly equal installments on the first, second and third anniversaries of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

             5.5 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) with the consent of the Committee, transferring Shares to the Company upon such terms and conditions as determined by the Committee (such as, for example, a requirement that such Shares have been held for at least six months if necessary to avoid adverse accounting consequences). Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option, unless otherwise provided in an Agreement. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 5.5 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

             5.6 Modification or Substitution. The Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

             5.7 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution unless specifically authorized by the Committee, and unless transferred in a manner permitted by the Committee an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

             5.8 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

             5.9 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, the Committee may provide in an Agreement for the accelerated vesting of all or any portion of an Option in the event of a change in control of the Company.

             5.10 Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option to which the Dividend Equivalent Rights relate. In the event that the amounts payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect to Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

             5.11 Grants to Certain Outside Directors. In the event a Director of the Company is required by contract to deliver any compensation from the Company to the Director's employer, the Director may elect, with the consent of the Committee to have Awards pursuant to this Plan made to such Director's employer. In such case, the vesting, exercisability and termination provisions shall be applied with respect to the service of the Director.

         6. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the

Committee may determine) and shall, except as provided in this Section 6, be subject to the same terms and conditions as the related Option.

             6.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

             6.2 Stock Appreciation Right Related to an Option.

                 (a) Exercise. Subject to Section 6.7 hereof, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable even if the related Option is transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                 (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                 (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised.

             6.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 6.7 hereof), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. If the Committee does not designate a vesting schedule, the schedule shall be in equal or nearly equal installments on the first, second and third anniversaries of the date of grant. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

             6.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

             6.5 Form of Payment. Payment of the amount determined under Sections 6.2(b) or 6.3 hereof may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

             6.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

             6.7 Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, the Committee may provide in an Agreement for the accelerated vesting of all or a portion of any Stock Appreciation Right in the event of a change in control of the Company.

         7. Restricted Stock.
            ----------------

             7.1 Grant. The Committee may grant to Eligible Individuals Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 8.2 hereof), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 7.

             7.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

             7.3 Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 7.4 hereof, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

             7.4 Lapse of Restrictions.

                 (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award. If the Committee does not so provide, restrictions shall lapse in three equal or nearly equal installments on the first, second and third anniversaries of the date of grant.

                 (b) Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, the Committee may provide in an Agreement for the lapsing of all restrictions imposed upon any or all Shares of Restricted Stock in the event of a change in control of the Company.

             7.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

             7.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

             7.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         8. Performance Awards.
            ------------------

             8.1 Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

             8.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 8.2(b) hereof of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, (ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

                 (b) Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

                 (c) Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to
Section 8.4 hereof, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

             8.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                 (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                 (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 8.3(c) or 8.4 hereof, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                 (c) Lapse of Restrictions. Subject to Section 8.4 hereof, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                 (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                 (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

             8.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary:

                 (a) With respect to the Performance Units, the Committee may determine that a Grantee shall (i) become vested in a percentage of Performance Units as a result of a change in control of the Company and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a change in control of the Company, a cash payment in an amount as determined by the Committee and as set forth in the Agreement.

                 (b) With respect to the Performance Shares, the Committee may provide in an Agreement for the lapse of restrictions imposed upon all or a portion of the Performance Shares in the event of a change in control of the Company.

                 (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a change in control of the Company, including, but not limited to, provisions for the adjustment of applicable performance objectives.

             8.5 Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

             8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         9. Effect of a Termination of Employment or Service.
            ------------------------------------------------

             The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division or a change in status from employee or director to consultant), as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter. Notwithstanding the foregoing and unless specifically set forth in an Agreement to the contrary, (i) in the event an Optionee's or Grantee's employment or service with the Company is terminated for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall immediately terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto, and (ii) in the event the Optionee's or Grantee's employment or service with the Company is terminated other than for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall terminate in full on the ninetieth (90th) day following such termination and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

             10. Adjustment Upon Changes in Capitalization.
                 -----------------------------------------

                 (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) maximum number of class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

                 (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                 (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

         11. Effect of Certain Transactions. Subject to Sections 5.9, 6.7, 7.4(b) and 8.4 hereof, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or SAR or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

         12. Interpretation.
             --------------

                 (a) Awards under the Plan are intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                 (b) Unless otherwise expressly stated in the relevant Agreement, each Award granted under the Plan (other than Restricted Stock) is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. Except in cases of the death, disability or change in control, the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

         13. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a change in control of the Company which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment or settlement with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquired of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

         14. Termination and Amendment of the Plan.
             -------------------------------------

                 The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

                 (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options, SARs or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

                 (b) To the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

         15. Non-Exclusivity of the Plan.
             ---------------------------

                 The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         16. Limitation of Liability.
             -----------------------

                 As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                 (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                 (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                 (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

                 (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

         17. Regulations and Other Approvals; Governing Law.
             ----------------------------------------------

             17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.

             17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

             17.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

             17.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

             17.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, (the "Securities Act") and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares or Awards shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         18. Miscellaneous.
             -------------

             18.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

             18.2 Withholding of Taxes. (a) The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, any Stock Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise of Award under this Plan until the Grantee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold. The Committee may permit a Grantee (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

                 (b) If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                 (c) The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         19. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the holders of a majority of the securities of the Company in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

         20. Termination of 1995 Stock Option Plan. Upon the effectiveness of the Plan, the Company's 1995 Stock Option Plan shall terminate.

                                   Appendix D
                  Amendment No. 1 to 1998 Stock Incentive Plan

                                 AMENDMENT NO. 1
                                     to the
                            MARVEL ENTERPRISES, INC.
                            1998 STOCK INCENTIVE PLAN

             This amendment no. 1 to the Marvel Enterprises, Inc. 1998 Stock Incentive Plan (this "Amendment") was adopted by the board of directors (the "Board of Directors") of Marvel Enterprises, Inc. (the "Company") on September 5, 2001.

                             Preliminary Statements:
                             -----------------------

             The Board of Directors adopted the Marvel Enterprises, Inc. 1998 Stock Incentive Plan (the "Plan") on November 11, 1998 and the stockholders of the Company approved the Plan in December of 1998.

             Pursuant to Section 4.1 of the Plan, the maximum number of shares of common stock, par value $.01 per share, of the Company ("Common Stock") that may be made subject of options or stock awards granted under the Plan is 6,000,000.

             The Board of Directors desires to increase the number of shares of Common Stock issuable pursuant to options or stock awards granted under the Plan;

             Accordingly, the Plan is hereby amended as follows:

             Section 1. Amendment to Plan. The first sentence of Section 4.1 of the Plan is hereby deleted and the following sentence shall be substituted in lieu thereof:

       "The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 16,000,000; provided, however, that the maximum number of Shares that may be the subject of Options and Awards granted to any Eligible Individual during any calendar year may not exceed 4,000,000 Shares."

             Section 2. Instruments to Be Read Together. This Amendment shall be deemed incorporated into and made a part of the Plan. This Agreement and the Plan shall henceforth be read together.

             Section 3. Effective Date. The effective date of this Amendment shall be the date of its adoption by the Board of Directors, subject only to the approval by the holders of a majority of the securities of the Company in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.

             Section 4. Effect on the Plan. Except as specifically modified above, the terms of the Plan shall remain in full force and effect.

                                   Appendix E
                                Warrant Agreement

               WARRANT AGREEMENT, dated as of November 30, 2001 (this "Agreement"), between Marvel Enterprises, Inc., a Delaware corporation (the "Company"), and Isaac Perlmutter (the "Initial Holder").

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, HSBC Bank USA requires the personal guaranty of the Initial Holder (the "Guaranty") in order to extend the Company a line of credit (the "HSBC Line of Credit") under the credit agreement to be entered into among the Company, the various financial institutions and other persons from time to time parties thereto, HSBC Bank USA, as administrative agent for the Lenders and HSBC Securities (USA), Inc., as sole lead arranger and sole bookrunner (the "Credit Agreement"), and the Company desires to have the Initial Holder enter into that Guaranty;

               WHEREAS, in consideration for having the Initial Holder enter into the Guaranty and if the Initial Holder provides a personal guaranty or other credit support (the "Office Guaranty") with respect to the lease for the Company's executive offices located at 10 East 40th Street, New York, New York, in consideration of the Office Guaranty, the Company desires to grant to the Initial Holder warrants to purchase up to Five Million (5,000,000) shares of common stock, par value $0.01 per share, of the Company ("Common Stock"), subject to the calculation set forth in Section 2.1 herein;

               WHEREAS, this Agreement governs the issuance of the Warrant Certificates (as defined below) and the other matters as provided herein, including, without limitation, for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the Initial Holder together with any subsequent record holders thereof (together with the holders of shares of Common Stock (or other securities) received upon exercise thereof, the "Holders").

               NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein, the Company and the Initial Holder hereby agree as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

               "Acquired Securities" has the meaning specified in Section 7.2(f) hereof.

               "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Board" means the board of directors of the Company from time to time.

               "Business Day" means a day except a Saturday, Sunday or other day on which commercial banks in The City of New York, are authorized by law to close.

               "Cashless Exercise" has the meaning specified in Section 3.3 hereof.

               "Cashless Exercise Ratio" has the meaning specified in Section
3.3 hereof.

               "Closing Date" means the date hereof.

               "Common Shares" means the shares of the Common Stock of the Company.

               "Common Stock" means the common stock, par value $.01 per share, of the Company, and any other capital stock of the Company into which such Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for or in substitution of such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

               "Company" has the meaning specified in the recitals to this Agreement.

               "Credit Agreement" has the meaning specified in the recitals to this Agreement.

               "Current Market Value" has the meaning specified in Section 3.3 hereof.

               "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

               "Exercise Date" means the date upon which a Holder exercises a Warrant or Warrants in accordance with Section 3.2.

               "Exercise Price" has the meaning specified in Section 3.1 hereof.

               "Expiration Date" means the fifth anniversary of the date of this Agreement.

               "Funding Ratio" has the meaning set forth in Section 2.1.

               "Guaranty" has the meaning specified in the recitals to this Agreement.

               "Holders" has the meaning specified in the recitals to this Agreement.

               "Officer" means, with respect to the Company, (i) any member of the Board, or the Chairman, the President, the Chief Executive Officer, any Vice President, the Chief Operating Officer or the Chief Financial Officer of the Company, any officer of a subsidiary designated by the Board to act as such officer of the Company or any other person duly authorized and empowered by the Board to execute for and on behalf and in the name of the Company (any officer or other person described in this clause (i), a "Senior Officer") and (ii) the Treasurer, Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or any officer of a subsidiary designated by the Board to act as such officer of the Company, provided that in no event shall the terms "Senior Officer" or "Officer" include any Holder.

               "Officers' Certificate" means a certificate signed by one Senior Officer and one other Officer or by two Senior Officers.

               "Parent" means any Person of which the Company is a direct or indirect subsidiary.

               "Person" means an individual, corporation, partnership, limited liability company, joint venture association, joint-stock company trust, unincorporated organization, government or agency thereof.

               "Private Placement Legend" means the legend set forth on the Warrant Certificates in the form set forth in Section 2.3.

               "Proxy Statement" means the proxy statement distributed to the Company's stockholders in connection with the Stockholder's Meeting.

               "SEC" means the Securities and Exchange Commission.

               "Securities Act" means the United States Securities Act of 1933, as amended.

               "Stockholder Approval Date" means the date that the stockholders of the Company approve of the Warrant Issuance at the Stockholder's Meeting.

               "Stockholder's Meeting" means the special or annual meeting of the Company's stockholders to be held for the purpose of considering and taking action upon the approval of the Warrant Issuance.

               "Subscription Form" means the form on the reverse side of the Warrant Certificate substantially in the form of Exhibit A hereto.

               "Warrant" has the meaning specified in the recitals to this Agreement.

               "Warrant Certificates" has the meaning specified in Section 2.1 hereof.

               "Warrant Issuance" means the issuance of warrants to the Initial Holder pursuant to this Agreement.

               "Warrant Shares Registration Rights Agreement" means Warrant Shares Registration Rights Agreement between the Company and the Initial Holder in the form attached hereto as Exhibit B.

               "Warrant Substitution Fee" has the meaning specified in Section
2.5 hereof.


                                   ARTICLE II

                                ISSUE OF WARRANTS

        Section 2.1.  Vesting of Warrants.

               Notwithstanding anything to the contrary set forth herein, the maximum number of Warrants that shall be exercisable pursuant to this Agreement at any point in time shall be equal to 5,000,000, multiplied by a fraction (the "Funding Ratio"), the numerator of which is equal to (i) the maximum amount actually guaranteed by the Initial Holder of the of the Company's utilization of the HSBC Line of Credit prior to May 31, 2003 plus (ii) $10,000,000 plus (iii) the maximum amount of the Office Guaranty prior to May 31, 2003 and the denominator of which is $30,000,000; provided, however, that the Funding Ratio shall in no event be greater than an amount equal to 1 and provided further that the Office Guaranty shall be included in the numerator only if the Office Guaranty has been approved by the Board and no more than $5,000,000 shall be included in the numerator in respect of the Office Guaranty. Any fractional number of Warrants resulting from the application of that calculation shall be rounded to the next higher whole number of Warrants. To illustrate the application of the formula set forth above, if the Initial Holder guarantees 25% of the Company's borrowings and reimbursement obligations under the HSBC Line of Credit, and those borrowings and reimbursement total $44,000,000 at their greatest amount while the Guaranty is in effect prior to May 31, 2003 and the Office Guaranty equals $4,000,000 at its greatest amount prior to May 31, 2003, then the numerator of the Funding Ratio would be (0.25 x $44,000,000) + $10,000,000 + $4,000,000, for a total of
$25,000,000, and the Funding Ratio would be 5/6ths.

        Section 2.2.  Form of Warrant Certificates.

               Certificates representing the Warrants (the "Warrant Certificates") shall be in the form attached hereto as Exhibit A, shall be dated the date on which such Warrant Certificates are countersigned by a Senior Officer (subject to Section 2.4 hereof) and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or to conform to custom or usage.

               The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Officer or Officers executing such Warrant Certificates, as evidenced by the execution of such Warrant Certificates.

        Section 2.3.  Restrictive Legends.

               The Warrant Certificates shall bear the following legend on the face thereof:

        THE SECURITIES EVIDENCED HEREBY ARE NOT TRANSFERABLE, EXCEPT IN ACCORDANCE WITH THE WARRANT AGREEMENT.

        THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

        Section 2.4.  Issuance of Warrant Certificates.

               Warrant Certificates may not be issued by the Company prior to the Stockholder Approval Date.

        Section 2.5.  Warrant Substitution Fee.

               In the event that the Agreement is not approved by the stockholders of the Company at the Stockholder's Meeting, this Agreement shall terminate without action of either party hereto. Upon termination of this Agreement pursuant to this Section 2.5 and to the extent permitted under the Credit Agreement, the Company shall pay to the Holder an amount equal to Seven Million Dollars ($7,000,000) multiplied by the Funding Ratio (the "Warrant Substitution Fee"). That payment shall be made within ten days after the date that the Credit Agreement has terminated.

                                   ARTICLE III

              EXERCISE PRICE, EXERCISE, REPURCHASE OF WARRANTS AND
                              REGISTRATION RIGHTS

        Section 3.1.  Exercise Price.

               Each Warrant Certificate shall initially entitle the Holder thereof, subject to the provisions of this Agreement, to purchase the number of Common Shares indicated thereon at a per share purchase price (the "Exercise Price") equal to $3.11, subject to adjustment as provided in Section 4.1 and
Article V hereof.

        Section 3.2.  Exercise; Restrictions on Exercise.

                At any time after the Stockholder Approval Date and prior to 5:00 p.m. (New York City time) on the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided that Holders of Warrants will be able to exercise their Warrants only if the exercise of such Warrants is exempt from the registration requirements of the Securities Act, as reasonably determined by the Company, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate. Additionally, pursuant to Section 4.1(d) hereof, the Warrants shall expire and all rights of the Holders of such Warrants shall terminate in the event the Company merges or consolidates with or sells all or substantially all of its property and assets to a Person (other than an Affiliate of the Company) if the consideration payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale consists solely of cash or in the event of the dissolution, liquidation or winding up of the Company.

        Section 3.3.  Method of Exercise; Payment of Exercise Price.

               In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise the Warrant Certificate to the Company at its principal executive office, with the Subscription Form set forth on the reverse of the Warrant Certificate duly executed, together with payment in full of the Exercise Price then in effect for each Common Share (or other securities) purchasable upon exercise of the

Warrants as to which a Warrant is exercised; such payment may be made (i) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company for such purpose, (ii) without the payment of cash (a "Cashless Exercise"), by reducing the number of shares of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (b) the Cashless Exercise Ratio, or (iii) a combination of (i) and (ii).

               The "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Price per share of the Common Stock on the Exercise Date. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of the Warrant Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby.

               The "Current Market Value" per share of Common Stock at any date herein specified shall be the average of the daily closing sale prices (or the equivalent in an over-the-counter market) for the security, on the stock exchange or over the counter market that is the primary trading market for the security, for the 20 consecutive trading days immediately preceding such date.

               If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Holder. Upon the exercise of any Warrants following the surrender of a Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer promptly to the Holder appropriate evidence of ownership of any Common Shares or other securities or property to which the Holder is entitled as a result of exercise, at the Company's option, an amount in cash, in lieu of any fractional shares, as provided in Section 4.4 hereof.

               Upon the exercise of a Warrant or Warrants, the Company shall as promptly as practicable but not later than 14 Business Days after such exercise enter, or cause any transfer agent of the Common Shares to enter, the name of the person entitled to receive the Common Shares upon exercise of such Warrants into the Company's register of stockholders. Thereupon, the Company or the applicable transfer agent shall issue certificates for the necessary number of Common Shares to which said Holder is entitled.

               A Warrant shall be deemed by the Company to be exercised immediately prior to the close of business on the date of surrender for exercise, as provided above, of the Warrant Certificate representing such Warrant and, for all purposes under this Agreement, the Holder shall receive the Common Shares the Holder would have been entitled to had it been the registered holder on such date, except that for purposes of transferring the Common Shares or voting in a general stockholders' meeting, the Holder shall, in its relation with the Company, be deemed to be the holder thereof only when such Common Shares are entered in the register of stockholders in the name of such person; provided, however, that, with respect to Warrants which have been exercised but for which the corresponding Common Shares have not been recorded in the register of stockholders, the provisions of Article IV shall continue to apply as if the number of Warrants held prior to exercise remained outstanding on the date of any action or event of the type giving rise to an adjustment under Article IV.

        Section 3.4.  Registration Rights.

               The Common Shares issuable upon exercise of the Warrants shall have the registration rights as set forth in the Warrant Shares Registration Rights Agreement in the form attached hereto as Exhibit B.


                                   ARTICLE IV

                                   ADJUSTMENTS

        Section 4.1.  Adjustments.

               The Exercise Price and the number of Common Shares (or other securities) purchasable upon exercise of each Warrant shall be subject to adjustment from time to time as follows (subject in each case to Section 4.1(e) hereof):

               (a) Divisions; Combinations, Reclassifications. In case the Company shall, on or before the Expiration Date, (i) issue any Common Shares or other capital stock of the Company in payment of a dividend or other distribution with respect to its Common Shares, (ii) subdivide its issued and outstanding Common Shares, (iii) combine its issued and outstanding Common Shares into a smaller number of shares, (iv) reclassify or convert the Common Shares (other than a reclassification in connection with a merger, consolidation or other business combination which will be governed by Section 4.1(d)) or (v) distribute to all holders of its Common Shares any of the Company's assets, debt securities or any options, warrants or rights to purchase securities, then the number of Common Shares purchasable upon exercise of each Warrant immediately prior to the record date for such issue or distribution or the effective date of such subdivision, consolidation, reclassification or conversion shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of Common Shares which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this
Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

               (b) De Minimus Adjustments. No adjustment in the number of Common Shares (or other securities) purchasable hereunder or in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 0.15% in the number of Common Shares (or other securities) purchasable upon the exercise of each Warrant or in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

               (c) Adjustment of Exercise Price. (i) Whenever the number of Common Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Common Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of Common Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Common Shares so purchasable immediately thereafter.

               (ii) Following any adjustment to the Exercise Price pursuant to this Article IV, the Adjusted Exercise Price shall never be less than an amount (such amount per Common Share, the "Minimum Price") equal to the par value per Common Share at the time of such adjustment, except to the extent permitted by applicable law. "Adjusted Exercise Price" means the Exercise Price payable per Common Share, when adjusted pursuant to this
        Article IV.

               (iii) If, following any adjustment to the Exercise Price pursuant to this Article IV, the Minimum Price is payable at the time of exercise by the Holder, and but for the provisions of the preceding clause (ii), the Adjusted Exercise Price would (except to the extent permitted by applicable law) equal an amount that is less than the Minimum Price at the time of such adjustment (such lesser amount, the "Sub-Par Price"), the Company will take such action that the Board may in good faith determine is fair and appropriate to protect the rights of the Holder against dilution or other impairment as contemplated by this Article IV; provided, however, that no such action shall cause the aggregate amount payable per Warrant, after giving effect to this clause (iii) (and taking into account any payments to be received hereunder) to be greater than the aggregate amount payable per Warrant which would have been payable but for the preceding clause (ii). Such action may include, without limitation:

                      (A) payment to the Holder of liquidated damages per Common
               Share purchasable upon Exercise equal to the Minimum Price less the Sub-Par Price; or

                      (B) reduction, if permitted by applicable law, of the par
               value per Common Share.

               Any such payment shall be made or any other such action shall be consummated not later than the earlier of (a) 180 days following the consummation of the transaction giving rise to such adjustment and (b) with respect to each Warrant, on the date such Warrant is exercised. If such transaction is annulled, rescinded, revoked, or reversed or otherwise canceled, or any subsequent adjustment is made pursuant to this Article IV such that the adjusted Exercise Price is greater than or equal to the Minimum Price (without applying the preceding clause (ii) to that or any preceding adjustment pursuant to this Article IV), then
        (x) in the case of such a payment, if such payment has not yet been made to a Holder by the Company (or by any agent of the Company), such payment may be annulled, rescinded, revoked or otherwise canceled and any deposit made in respect thereof returned to the Company and (y) in the case of any such other action, such other action may be annulled, rescinded, revoked, reversed or otherwise canceled.

               (iv) If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes in the capital of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holder. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this Article IV.

               (v) Such adjustment shall be made successively whenever any event listed above shall occur.

               (d) Consolidation, Merger, Etc. (i) Subject to the provisions of Subsection (ii) below of this Section 4.1(d), in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Common Shares (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares in the capital or other securities or property (including cash) of or from the Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Common Shares (or other securities or property purchasable upon exercise of Warrants) if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board in good faith so as to be applicable, as nearly as may reasonably be, to any shares, other securities or any property thereafter deliverable on the exercise of the Warrants.

               (ii) Notwithstanding the foregoing, (x) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person and consideration is payable to holders of Common Shares in exchange for their Common Shares in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive payments or distributions as of the date of such event on an equal basis with, and on the same day as, holders of Common Shares (or other securities purchasable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less an amount equal to the Exercise Price. Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person or, in the event of any dissolution, liquidation or winding up of the Company, after receipt of surrendered Warrant Certificates from the Holder, the Company shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to the Holder.

        Section 4.2.  Statement on Warrants.

               Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially purchasable pursuant to this Agreement.

        Section 4.3.  Notice of Consolidation, Merger, Etc.

               In case at any time after the date hereof and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (i) consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets or business (except a merger or other reorganization in which the Company shall be the surviving corporation and holders of Common Shares receive no consideration in respect of their shares) or (ii) any other transaction contemplated by Section 4.1(d)(ii) above, then, in any one or more of such cases, the Company shall mail, at the Company's expense, to the Holders, at the earliest practicable time (and, in any event, not less than 20 days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the Common Shares and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the Common Shares or other securities or property purchasable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

        Section 4.4.  Fractional Interests.

                 If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Common Shares which shall be purchasable upon such exercise thereof shall be computed on the basis of the aggregate number of Common Shares purchasable on exercise of the Warrants so presented. The Company shall not be required to issue fractional Common Shares upon the exercise of Warrants. If any fraction of a Common Share would, except for the provisions of this Section 4.4, be purchasable on the exercise of any Warrant (or specified portion thereof), the Company may (i) pay an amount in cash, calculated by it to be equal to the then Current Market Value per Common Share multiplied by such fraction computed to the nearest whole cent or (ii) deliver a whole Common Share.

        Section 4.5.  When Issuance or Payment May Be Deferred.

                 In any case in which this Article IV shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Common Shares and other shares in the capital of the Company, if any, purchasable upon such exercise over and above the Common Shares and other shares in the capital of the Company, if any, purchasable upon such exercise and (ii) paying such holder any amount in cash in lieu of a fractional share; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Common Shares, other shares and cash upon the occurrence of the event requiring such adjustment.

        Section 4.6.  Par Value; Valid Issuance.

                The Company will not increase the par value of the Common Shares above the Exercise Price (as adjusted hereunder from time to time), except to the extent required by applicable law. The Company will take all such corporate action, to the extent permitted by applicable law (including, without limitation, reducing the par value thereof), as may be necessary or appropriate in order that the Company may validly and legally issue stock upon the exercise of Warrants.

                                    ARTICLE V

                           DECREASE IN EXERCISE PRICE

               The Board, in its sole discretion, shall have the right at any time, or from time to time, to decrease the Exercise Price of the Warrants and/or increase the number of shares issuable upon the exercise of the Warrants.

                                   ARTICLE VI

                               LOSS OR MUTILATION

               Upon receipt by the Company of evidence satisfactory to it of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity or bond satisfactory to it and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article VI, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article VI in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Article VI are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.

                                   ARTICLE VII

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        Section 7.1. Representations and Warranties of the Company. The Company represents and warrants to the Initial Holder that the following representations and warranties are, as of the date hereof, true and correct with respect to the
Company:

        (a) Authorization. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity.

        (b) No Conflict. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental authority applicable to the Company; or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, the Certificate of Incorporation or By-laws, or under any material contract or instrument to which the Company is a party or by which it or any of its property is bound or affected.

        (c) No Consent or Approval Required. Except for (i) the filing of any notice subsequent to the date hereof that may be required under applicable federal securities laws (which, if required, shall be filed on a timely basis as may be so required), and (ii) the approval of the Warrant Issuance pursuant to this Agreement by the stockholders of the Company, no permit, consent, approval or authorization of, or declaration to, or filing with, any Person is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or for the valid authorization, issuance, sale and delivery of the issuance of the Warrants pursuant to this Agreement, or the carrying out by the Company of the transactions contemplated hereby.

        (d) No Broker. The Company has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

        (e) Rights Agreement. The Company has amended the Rights Agreement, dated as of August 22, 2000, between the Company and American Stock Transfer & Trust Company as Rights Agent (the "Rights Agreement") to exempt the Initial Holder from becoming an Acquiring Person (as such term is defined in the Rights Agreement) under the Rights Agreement as a result of issuance of the Warrants as contemplated under this Agreement or the acquisition of Common Stock upon exercise of the Warrants.

        Section 7.2. Representations and Warranties of the Initial Holder. The Initial Holder represents and warrants to the Company that the following representations and warranties are, as of the date hereof, true and correct with respect to the Initial Holder:

        (a) Authorization. This Agreement has been duly executed and delivered by the Initial Holder and constitutes a legal, valid and binding obligation of the Initial Holder, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity.

        (b) No Conflict. The execution, delivery and performance by the Initial Holder of this Agreement and the consummation of the transactions contemplated hereby will not: (i) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental authority applicable to the Initial Holder; or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any material contract or instrument to which the Initial Holder is a party or by which he or any of his property is bound or affected.

        (c) No Broker. The Initial Holder has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

        (d)    Investment; Accredited Investor.

               (i) The Initial Holder acknowledges that the Warrant and the Common Stock underlying the Warrant (collectively, the "Acquired Securities") have not been registered under the Securities Act or under any state securities laws and may not be offered or sold within the United States, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Initial Holder has not offered or sold, and will not offer or sell the Acquired Securities, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

               (ii) The Initial Holder is acquiring the Warrant, and upon exercise of the Warrant, the Initial Holder will be purchasing the Common Stock underlying the Warrant, solely for his own account for investment purposes and not with a view to the resale, transfer or distribution thereof, nor with any present intention of distributing such securities.

               (iii) The Initial Holder is an "accredited investor" within the definition set forth in Rule 501(a) promulgated under the Securities Act, and possesses such knowledge and experience in financial and business matters so that it is capable of evaluating the risks and merits of his investment in the Company as contemplated by this Agreement.

               (iv) The Initial Holder is familiar with the business of the Company, has been furnished access to such information and documents as he has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the acquisition of the Warrant and the business and financial condition of the Company.

               (v) The Initial Holder is able to bear the economic risk of holding the Acquired Securities for an indefinite period and can afford to suffer the complete loss of his investment in the Acquired Securities.

        Section 7.3.  Covenants.

               The Company shall, subject to the following article, at all times reserve and keep available such number of its authorized but unissued Common Shares deliverable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants. The Company covenants that all Common Shares (or other securities) that may be issued upon the exercise of the Warrants will, upon issuance, be duly and validly issued, fully paid and nonassessable, free of pre-emptive rights and free from all taxes, liens, charges and security interests created by or through the Company.


                                  ARTICLE VIII

                WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

        Section 8.1.  Transfer and Exchange.

               The Warrant Certificates shall be issued in registered form only. The Warrants shall not be transferable, except as provided in the next paragraph. The Company shall keep at its office a register for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided.

               A Holder may transfer its Warrants only to the Initial Holder and Affiliates of the Initial Holder and only by written application to the Company stating the name of the proposed transferee and otherwise complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Company in the register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company and any agent of the Company may treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. When Warrant Certificates are presented to the Company with a request to register the transfer or to exchange them for an equal amount of Warrants of other authorized denominations, the Company shall register such transfer or make such exchange as requested if its requirements for such transactions are met.

        Section 8.2.  Special Transfer Provisions.

               By its acceptance of any Warrants represented by a Warrant Certificate, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Company shall not register a transfer of any Warrants unless such transfer complies with the restrictions on transfer of such Warrants set forth in this Agreement. In connection with any transfer of Warrants, each Holder agrees by its acceptance of Warrants to furnish the Company such evidence that the transferee is the Initial Holder or an Affiliate of the Initial Holder and, if such transfer is not being made pursuant to an effective registration statement under the Securities Act, with such certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act and otherwise in compliance with this Agreement.

                                   ARTICLE IX

                                 WARRANT HOLDERS

        Section 9.1.  Warrant Holder Deemed Not a Stockholder.

               The Company may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Accordingly, the Company shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such registered Holder, whether or not it shall have express or other notice thereof. Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, except as otherwise provided in this Agreement, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

        Section 9.2.  Right of Action.

               All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise such Warrants in the manner provided in the Warrant Certificate representing such Warrants and in this Agreement.


                                    ARTICLE X

                                  MISCELLANEOUS

        Section 10.1. Payment of Taxes.

               Subject to Article VI hereof, all Common Shares purchasable upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than taxes on or measured by income imposed on any Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares (including other securities or property purchasable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or charge is due.

        Section 10.2. No Merger, Consolidation or Sale of Assets of the Company.

               Except as otherwise provided herein, the Company will not merge into or consolidate with any other Person, or sell or otherwise transfer all or substantially all of its property and assets to any Person, unless the entity resulting from such merger or consolidation, or such Person, shall expressly assume the due and punctual performance and observance of each and every covenant and condition of this Agreement or contained in the Warrants to be performed and observed by the Company.

        Section 10.3.  Notices; Payment.

               (a) Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed, if sent by first class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's last known address appearing on the register of the Company and to the Company as follows:

               To the Company:

               Marvel Enterprises, Inc.
               10 East 40th Street
               9th Floor
               New York, New York  10018
               Fax No.: 917-472-2244
               Attention: General Counsel


or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

               (b) Payment of the Exercise Price shall be made in accordance with the provisions of this Agreement at the principal executive office of the Company set forth above.

               (c) Any notice required to be given by the Company to the Holders shall be made by mailing by registered mail, return receipt requested, to the Holders at their last known addresses appearing on the register maintained by the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

        Section 10.4.  Binding Effect.

               This Agreement shall be binding upon and inure to the benefit of the Company and its respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

        Section 10.5.  Counterparts.

               This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

        Section 10.6.  Amendments.

               The Company may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained or (b) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that in either case such changes or corrections do not and will not materially adversely affect, alter or change the rights, privileges or immunities of the Holders of Warrants. Any other amendment or supplement to this Agreement may be effected with the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder of the Warrants affected is required for any amendment pursuant to which the Exercise Price would be increased or the number of Common Shares (or other securities) issuable upon exercise of Warrants would be decreased (other than pursuant to Article IV of this Agreement).

        Section 10.7.  Headings.

               The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 10.8. Common Shares Legend.

               Unless and until the Common Shares purchasable upon the exercise of the Warrants are registered under the Securities Act, or unless otherwise agreed by the Company and the Holder thereof, such Common Shares will bear a legend to the following effect:

        THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

        Section 10.9. Termination.

               Unless terminated earlier pursuant to this Agreement, this Agreement shall terminate at 5:00 p.m. (New York City time) on the Expiration Date. Notwithstanding the foregoing, this Agreement shall terminate on any earlier date as of which all Warrants have been exercised. The Company shall have the right to terminate this Agreement at any time prior to December 31, 2001 (time being of the essence) if the Company receives an unsolicited guaranty provided by a third party on terms and conditions which, in the good faith judgment of the Board of Directors, are significantly more favorable to the Company than the terms and conditions (including the terms of this Agreement) upon which the Initial Holder has provided the Guaranty and the Administrative Agent accepts such unsolicited guaranty as a substitute for the Guaranty and releases the Initial Holder from all liability under the Guaranty no later than December 31, 2001; provided, however, that the Company may not terminate this Agreement unless it has provided the Initial Holder with at least 2 days notice of such unsolicited guaranty.

        Section 10.10  Method of Payment.

               The U.S. dollar is the sole currency of account and payment for all sums payable by the Company or the Holders under or in connection with the Warrants, including damages.

        Section 10.11.  Governing Law.

               This Agreement shall be governed by the laws of the State of New York. The Company and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or related to this Agreement or the Warrants.

                            (signature page follows)

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                                            MARVEL ENTERPRISES, INC.


                                            By: /s/ F. Peter Cuneo
                                               ---------------------------------
                                               Name:  F. Peter Cuneo
                                               Title: President and Chief
                                                      Executive Officer


                                            THE INITIAL HOLDER:


                                            By /s/ Isaac Perlmutter
                                               ---------------------------------
                                               Isaac Perlmutter

                                                                       EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

                            MARVEL ENTERPRISES, INC.

                                  [___________]

No. _____

                       WARRANTS TO PURCHASE COMMON SHARES

               This certifies that [___________] or its registered assigns, is the owner of ______ Warrants, each of which represents the right to purchase from Marvel Enterprises, Inc., a Delaware corporation (the "Company"), at any time beginning ___________ __, 200_ and prior to the Expiration Date (as defined in the Warrant Agreement referred to below), _______ shares of the common stock, $.01 par value per share, of the Company (the "Common Shares") at a per share exercise price (the "Exercise Price") equal to $______ (subject to adjustment as provided in the Warrant Agreement), upon surrender hereof at the Company, with the Subscription Form on the reverse hereof duly executed with simultaneous payment in full by wire transfer of immediately available funds or by certified or official bank or bank cashier's check payable to the order of the Company. At any time on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day (as defined in the Warrant Agreement); provided that the Holders of Warrants shall be able to exercise their Warrants only if the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended, as reasonably determined by the Company, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holder resides.

               This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of November 30, 2001 (the "Warrant Agreement"), between the Company and Isaac Perlmutter, and is subject to the Articles of Incorporation of the Company and to the terms and provisions contained therein, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement and the Warrant Shares Registration Rights Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement and the Warrant Shares Registration Rights Agreement contained in this Warrant Certificate is subject to and qualified in its entirety by express reference to the Warrant Agreement. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Warrant and the terms of the Warrant Agreement, the terms of the Warrant Agreement shall govern. All terms used in this Warrant Certificate that are defined in the Warrant Agreement and the Warrant Shares Registration Rights Agreement shall have the meanings assigned to them in such agreements.

               This Warrant Certificate shall be void and all rights evidenced hereby shall cease on the Expiration Date, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement.

               The Warrant Agreement and the Warrants shall be governed by the laws of the State of New York. The Company and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or related to this Agreement or the Warrants.

                                            MARVEL ENTERPRISES, INC.


                                            By:  _________________________
                                                 Name:
                                                 Title:

     Dated: _________, 200_

                     FORM OF REVERSE OF WARRANT CERTIFICATE

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)

    To: Marvel Enterprises
        10 East 40th Street
        9th Floor
        New York, NY  10018
        Telecopier No.: ______________

    Attention:

               The undersigned irrevocably exercises ________ of the Warrants represented by this Warrant Certificate and herewith makes payment of $ _______ (such payment being in cash or by certified or official bank or bank cashier's check payable to the order or at the direction of Marvel Enterprises, Inc. or pursuant to a Cashless Exercise on the terms and conditions specified in this Warrant Certificate and in the Warrant Agreement referred to herein) and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the common stock, par value $.01 per share, of Marvel Enterprises, Inc. (the "Common Shares") deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:                       _______________________________
                                (Signature of Owner)

                                _______________________________
                                (Street Address)

                                _______________________________
                                (City)    (State)    (Zip Code)

                               FORM OF ASSIGNMENT

               The undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):  _____________________________________

Address:  ____________________________________________________

No. of Warrants:  ____________________________________________

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint the Secretary of Marvel Enterprises, Inc. the undersigned's attorney to make such transfer on the books of Marvel Enterprises, Inc. maintained for the purposes, with full power of substitution in the premises.

In connection with any transfer of Warrants, the undersigned confirms that the transfer of the Warrants is exempt from registration under the Securities Act of 1933, as amended, and that the Assignee(s) is the Initial Holder or an Affiliate of the Initial Holder. The undersigned understands that the Company shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article VIII of the Warrant Agreement shall have been satisfied.

Dated:
                                            _______________________________
                                            (Signature of Owner)


                                            _______________________________
                                            (Street Address)


                                            _______________________________
                                            (City)   (State)       (Zip Code)

                                                                       EXHIBIT B


              FORM OF WARRANT SHARES REGISTRATION RIGHTS AGREEMENT

                                   Appendix F
                       Nonqualified Stock Option Agreement

               THIS AGREEMENT, made as of the 30th day of November, 2001, between Marvel Enterprises, Inc., a Delaware corporation (the "Company"), and Isaac Perlmutter (the "Optionee"), is entered into pursuant to the Marvel Enterprises, Inc. 1998 Stock Incentive Plan, as amended (the "Plan"). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Plan.

               WHEREAS, the Company has adopted the Plan in order to provide additional incentive to certain directors, officers, employees and consultants of the Company and its Subsidiaries;

               WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein; and

               WHEREAS, the Company and the Optionee are entering into an employment agreement (the "Employment Agreement"), dated as of the date of this Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

        1.     Grant of Option.
               ----------------

               1.1 The Company hereby grants to the Optionee, effective as of November 30, 2001 (the "Grant Date"), the right and option (the "Option") to purchase all or any part of an aggregate of 3,950,000 whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and subject to approval by the Stockholders of an amendment of the Plan to increase the number of shares of Common Stock available for issuance under the Plan (the "Stock Plan Amendment") and of the grant of the Option.

               1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference); however, in the event of any conflict between the terms of this Agreement and the Plan, the terms of this Agreement shall govern.

        2.     Purchase Price.
               ---------------

               The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $3.30 per Share.

        3.     Duration of Option.
               -------------------

               Subject to Section 1.1, the Option shall be exercisable to the extent and in the manner provided herein from and after the date of the meeting of Stockholders of the Company at which the Stock Plan Amendment and the Option are either approved or not approved by the Stockholders of the Company, until the sixth anniversary of the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

        4.     Exercisability of Option.
               -------------------------

               The Option shall be fully vested at all times and shall entitle the Optionee to purchase the Shares covered by this Option, in whole at any time or in part from time to time during the period referred to in Section 3, unless and until the Option ceases to be exercisable as provided in this Agreement.

        5.     Manner of Exercise and Payment.
               -------------------------------

               5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, in the form attached hereto as Appendix A, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If any of the Shares in respect of which the Option is being exercised are required to be issued as shares of Restricted Stock as provided in Section 5.5 below, the notice of exercise must also be accompanied by a stock power, duly executed by the Optionee in blank. If requested by the Committee, such person or persons shall
(i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

               5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash.

               5.3 Upon receipt by the Company of notice of exercise, full payment for the Shares in respect of which the Option is being exercised and a stock power, if required by Section 5.1, the Optionee shall immediately have full voting and other ownership rights with respect to the number of Shares as to which such exercise was effective. The Company shall enter the Optionee's name as a stockholder of record on the books of the Company and, subject to
Section 17 of the Plan, promptly take such action as may be necessary to deliver the Shares as provided in Section 5.5 below.

               5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until the Option shall have been exercised pursuant to the terms of this Agreement and the

Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised.

               5.5 Shares issued upon exercise of the Option shall be either Unrestricted Shares or Restricted Stock as provided in this Section 5.5. If the Option is exercised prior to the fourth anniversary of the Grant Date, all of the Shares issued upon exercise of the Option shall be issued as Shares of Restricted Stock. If the Option is exercised, in the aggregate, for more than one-third of the Shares covered by the Option on or after the fourth anniversary of the Grant Date but prior to the fifth anniversary of the Grant Date, a number of Shares equal to the excess of (x) the number of Shares issued upon exercise of the Option at all times up to and including such exercise over (y) one-third of the Shares covered by the Option shall be issued as shares of Restricted Stock. If the Option is exercised, in the aggregate, for more than two-thirds of the Shares covered by the Option on or after the fifth anniversary of the Grant Date but prior to the sixth anniversary of the Grant Date, a number of Shares equal to the excess of (x) the number of Shares issued upon exercise of the Option at all times up to and including such exercise over (y) two-thirds of the Shares covered by the Option shall be issued as shares of Restricted Stock. The vesting restrictions on shares of Restricted Stock issued upon exercise of the Option shall lapse, and such Shares shall cease to be Restricted Stock, as provided in Section 6 of this Agreement.

               5.6 Any shares of Restricted Stock will be issued upon exercise of the Option subject to the following conditions:

               (i) the Company shall deliver certificates representing shares of Restricted Stock, together with the stock power executed by the Optionee to the Secretary of the Company, who shall hold such certificates in escrow pursuant to this Agreement;

               (ii) Certificates representing shares of Restricted Stock shall bear the following legend:

        THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REACQUISITION BY MARVEL ENTERPRISES, INC., AND SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE PROVISIONS OF THE NONQUALIFIED STOCK OPTION AGREEMENT BY AND BETWEEN MARVEL ENTERPRISES, INC. AND THE REGISTERED OWNER OF SUCH SHARES;

               (iii) any dividends on the Restricted Stock in the form of additional Shares or other securities of the Company shall be shares of Restricted Stock, subject to the same terms and conditions as the Restricted Stock with respect to which the dividends were paid;

               (iv) as vesting restrictions lapse on the Restricted Stock as provided in Section 6 of this Agreement, upon the written request of the Optionee, the Company shall cause the Secretary to deliver certificates representing such shares of Restricted Stock to the Optionee at the address requested by the Optionee. Such certificates shall not be delivered to the Optionee unless he has made arrangements satisfactory to the Company to satisfy tax-withholding obligations. Such certificates shall bear any legends which the Company reasonably deems appropriate to assure compliance with applicable securities laws, but shall not bear the legend required by paragraph
(ii) above; and

               (v) if the Optionee's service as an employee terminates before all vesting restrictions lapse on his Restricted Stock, the Company may, at its election, repurchase within ninety (90) days from the date of termination all or any portion of the shares of Restricted Stock as to which vesting restrictions have not lapsed. The Company may assign such right to repurchase Restricted Stock, in whole or in part, to a third party. Such a repurchase shall be at a price equal to the exercise price paid by the Optionee for such Shares and shall be effected by delivery by the Company (or that assignee) of a certified check, payable to the Optionee in the full amount of the purchase price together with a notice that the Company has exercised its right to repurchase the shares of Restricted Stock pursuant to this section. Such a repurchase shall be effective as of the time the Company gives such a notice and such payment is made, whether or not such notice and payment have been received by the Optionee. Upon such a repurchase, the Secretary of the Company shall deliver such certificates to the Company (or that assignee) together with the stock power executed by the Optionee, and the Secretary of the Company shall execute and deliver any instruments reasonably deemed appropriate by the Company to effect that delivery on behalf of the Optionee and transfer of ownership of such shares to the Company (or that assignee). The Optionee hereby irrevocably authorizes the Secretary of the Company to effect that delivery and to execute and deliver any such instruments on behalf of, and in the name of, the Optionee. Any shares of Restricted Stock not purchased in accordance with this Section 5.6(v) shall thereafter be free of all restrictions and rights of repurchase.

        6.     Lapse of Restrictions; Termination of Employment during the Term.
               -----------------------------------------------------------------

               6.1 Termination of Employment Under the Optionee's Employment Agreement for Good Reason or for other than Cause.

               (a) Except as provided in Section 6.1(b) hereof, if the Term (as defined in the Employment Agreement) is terminated (x) by the Optionee upon the occurrence of an event described in Section 4.4(a) of the Employment Agreement, or (y) by the Company other than pursuant to Section 4.1, 4.2 or 4.3 of the Employment Agreement, the Option shall thereafter be exercisable until the expiration of the Exercise Term for a number of Shares equal to the greater of
(i) the amount, if any, by which one-third of the Shares covered by the Option exceeds the number of Shares in respect of which the Option was previously exercised, or (ii) the amount, if any, by which (x) the product of the number of full months elapsed from the Grant Date to the date on which the Term is terminated, multiplied by the number of Shares covered by the Option divided by 72, exceeds (y) the number of Shares previously issued upon exercise of the Option. The Option shall cease to be exercisable after the termination of the Term for any Shares in excess of such number. If the number of Shares previously issued upon exercise of the Option is equal to or less than such number, any remaining vesting restrictions on those Shares shall lapse and such Shares shall cease to be Restricted Stock. Any Shares issued upon exercise of the Option to the extent it remains exerciseable thereafter shall be fully vested and shall not be Restricted Shares.

               (b) If the Term is terminated pursuant to Section 4.1 or 4.2 of the Employment Agreement, the Option shall thereafter be exercisable until the expiration of the Exercise Term for a number of Shares equal to the amount, if any, by which, (i) the product of the number of full months elapsed from the Grant Date to the date on which the Term is terminated multiplied by the number of Shares covered by the Option divided by 72, exceeds (ii) the number of Shares previously issued upon exercise of the Option. The Option shall cease to be exercisable after the termination of the Term for any Shares in excess of such number. If the number of shares previously issued upon exercise of the Option is equal to or less than such number, any remaining vesting restrictions on those Shares shall lapse and such Shares shall cease to be Restricted Stocks. Any Shares issued upon exercise of the Option to the extent it remains exerciseable thereafter shall be fully vested and shall not be Restricted Shares. In the event of termination of employment pursuant to Section 4.1 of the Employment Agreement, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

               6.2 Termination of Employment Under the Optionee's Employment Agreement for Cause. If the Term is terminated by the Company pursuant to
Section 4.3 of the Employment Agreement, or by the Optionee other than pursuant to Section 4.4 (a) of the Employment Agreement, the Option shall thereafter cease to be exercisable.

               6.3 Breach of Restrictive Covenants. If the Optionee commits a breach of any of the provisions of Sections 5.1, 5.2 or 5.3 of the Employment Agreement, in addition to the Company's rights and remedies set forth in Section
5.6 of the Employment Agreement or otherwise, any profit received by the Optionee from any exercise of the Option shall inure to and be repaid to the Company upon its demand. The foregoing provision may be satisfied at the Optionee's option by payment of cash and/or tender of shares of Common Stock which are not Restricted Shares. Shares of Common Stock tendered pursuant to this section shall be valued at the average of the daily closing sale prices (or the equivalent in an over the counter market) for the Common Stock, on the stock exchange or over the counter market that is the primary trading market for the Common Stock, for the 10 consecutive days immediately preceding the date of the tender.

               6.4 Change in Control. Provided the Optionee is then employed by the Company, in the event of a Change in Control during the Term, all restrictions on shares of Restricted Stock shall lapse and, to the extent not therefore exercised, the Option shall remain exercisable in full until the sixth anniversary of the Grant Date. The vesting restrictions on Shares of Restricted Stock previously issued upon exercise of the Option shall lapse and such Shares shall cease to be Restricted Stock and any Shares issued upon exercise of the Option after the Change in Control shall be fully vested and shall not be Restricted Shares. A Change in Control shall be deemed to have occurred if (i) any

"person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Optionee or any of his affiliates, or any "group" of which the Optionee or any of his affiliates is a member (hereinafter, a "Third Party"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of the directors of the Company, (ii) the Company is a party to any merger, consolidation or similar transaction as a result of which either (x) the Company's common stock ceases to be listed on a national securities exchange or on NASDAQ or (y) the shareholders of the Company immediately prior to such transaction beneficially own securities of the surviving entity representing less than fifty percent (50%) of the combined voting power of the surviving entity's outstanding securities entitled to vote in the election of directors of the surviving entity, (iii) all or substantially all of the assets of the Company are acquired by a Third Party, or
(iv) a majority of the members of the Company's board of directors ceases to be Continuing Directors. "Continuing Directors" means individuals who are members of the board of directors on the date of this Agreement and individuals who have hereafter been nominated for election to the board of directors by a majority of the Continuing Directors serving as directors at the time of such nomination.

               6.5 Lapse of Restrictions. Unless such restrictions on shares of Restricted Stock issued on exercise of the Option during the Term shall have previously lapsed as provided in this Section 6, restrictions shall lapse on each anniversary of the Grant Date commencing with the fourth anniversary of the Grant Date on a number of such shares equal to one-third of the total number Shares covered by the Option; provided, that, although the parties intend that the effect of the termination of the Optionee's employment on restrictions under all circumstances is addressed under other sections of this Agreement, for the avoidance of doubt the parties acknowledge that the lapse of restrictions under this Section 6.5 shall occur only if the Optionee is employed by the Company on the applicable anniversary date referred to in this Section 6.5.

               6.6 Fractional Shares. Any fractional number of Shares resulting from the application of the calculations provided in this Section 6 shall be rounded to the next higher whole number of Shares, provided Optionee is then employed by the Company.

        7.     Nontransferability.
               -------------------

               Neither the Option nor any shares of Restricted Stock with respect to which the vesting restrictions have not lapsed shall be transferable other than by will or by the laws of descent and distribution. In the event of such transfer, the transferee shall acquire the Option and any shares of Restricted Stock subject to the restrictions set forth in this Agreement. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

        8.     No Right to Continued Employment.
               ---------------------------------

               Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

        9.     Adjustments.
               ------------

               In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 10 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

        10.    Certain Transactions.
               ---------------------

               Upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of Shares was entitled to receive in the Transaction.

        11.    Withholding of Taxes.
               ---------------------

               The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Unrestricted Shares, if any, issuable to him upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

        12.    Receipt of Plan Summary.
               ------------------------

               The Optionee hereby acknowledges receipt of a summary of the Plan.

        13.    Modification of Agreement.
               --------------------------

               This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

        14.    Severability.
               -------------

               Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

        15.    Governing Law.
               --------------

               The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

        16.    Successors in Interest.
               -----------------------

               This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

        17.    Resolution of Disputes.
               -----------------------

               Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

                            (Signature Page Follows)

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            COMPANY:

                                            MARVEL ENTERPRISES, INC.


                                            By: /s/ F. Peter Cuneo
                                               ---------------------------------
                                               Name:  F. Peter Cuneo
                                               Title: President and Chief
                                                      Executive Officer


                                            OPTIONEE:

                                            /s/ Isaac Perlmutter
                                            ---------------------------------
                                            Isaac Perlmutter

                                                                      Appendix A

                          NOTICE OF EXERCISE OF OPTION
                                    UNDER THE
               MARVEL ENTERPRISES, INC. 1998 STOCK INCENTIVE PLAN

Marvel Enterprises, Inc.
685 Third Avenue
New York, NY 10017
Attn: Corporate Secretary

Gentlemen:

               I hereby exercise my option to purchase common stock of Marvel Enterprises, Inc. (the "Company"), par value $.01 per share (the "Common Stock"), under the terms and conditions of that certain Nonqualified Stock Option Agreement, dated as of November 30, 2001, by and between Isaac Perlmutter and the Company, as follows:

               (1) Number of shares: _____________________________________
               (2) Option Price per share: $______________________________
               (3) Aggregate purchase price [(1) X (2)]: $________________



Date:_________________________                  __________________________
                                                (Signature)



                                    App. A-1

                                   Appendix G
                             Audit Committee Charter

                            Marvel Enterprises, Inc.
                            Audit Committee Charter
                   Approved by the Board of Directors 12/16/99
                   -------------------------------------------


Organization
------------

In accordance with Section 3.2(b) of the By-Laws of Marvel Enterprises, Inc. (the "Company"), the Board of Directors established an Audit Committee comprised of five directors. Members of the Audit Committee shall be directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy
-------------------

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications between the directors, the independent auditors, persons, if any, performing an internal audit function (the "internal auditors") and the financial management of the Company. The Company's independent auditors will report through management to the Audit Committee and be ultimately accountable to the Board of Directors and Audit Committee.

Responsibilities
----------------

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

       o Review, evaluate and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries and, where appropriate, recommend to the Board of Directors the replacement of the independent auditors (or to nominate the independent auditors to be proposed to shareholder approval in any proxy statement).

       o Meet with the  independent  auditors and  financial  management  of the

       Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

       o Require that the independent auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company; actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend appropriate action to be taken by the Board of Directors in response to such relationships and services to ensure the independence of the independent auditors.

       o Review with the independent auditors, the internal auditors (if any) and financial management, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

       o Periodically review the viability of and/or need for an internal audit function at the Company.

       o Review annually with financial management and the Company's independent auditors, the Company's accounting policies in light of the Company's current operations and current generally accepted accounting principles and SEC rules and regulations.

       o Review the financial statements to be contained in the annual report on Form 10-K and annual shareholders report with management and the independent auditors to determine that the independent auditors are satisfied with the content and disclosure of the financial statements.

       o Provide sufficient opportunity for independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

       o Review accounting and financial human resources and succession planning within the Corporation.

       o Provide a report of the matters discussed at each Audit Committee meeting to the Board of Directors.

       o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.


|X|              Please mark your
                 votes as indicated in
                 this example.

The Board of Directors recommends that you vote "FOR" all the nominees listed under Item No. 8 and "FOR" Item Nos. 1 through 7 and
Item No. 9.

8.  Election of Directors.         FOR         WITHHOLD AUTHORITY
                               all nominees     for all nominees
                                                                    Nominees:  Morton E. Handel,  Avi Arad,  F. Peter Cuneo,  Sid
                                   |_|               |_|            Ganis,  Shelley  F.  Greenhaus,  James  F.  Halpin,  Lawrence
                                                                    Mittman, and Isaac Perlmutter.

For, except vote withheld for the following nominees:

--------------------------------------------------------
1.  On the proposal to           FOR        AGAINST      ABSTAIN    2.  On the proposal to approve    FOR        AGAINST     ABSTAIN
    approve the amendment                                               the amendment to the
    to the certificate of                                               certificate of
    incorporation of the                                                incorporation of the
    Company to establish a                                              Company to provide that
    classified board of                                                 any vacancy on the Board
    directors having three                                              of Directors be filled
    classes with staggered                                              only by a vote of the
    three-year terms.                                                   majority of directors then
                                                                        in office.


                                 |_|          |_|         |_|                                         |_|          |_|         |_|


3.  On the proposal to           FOR        AGAINST      ABSTAIN    4.  On the proposal to approve    FOR        AGAINST     ABSTAIN
    approve the amendment                                               the amendment to the
    to the certificate of                                               certificate of
    incorporation of the                                                incorporation of the
    Company to eliminate                                                Company to eliminate the
    the ability of                                                      ability of stockholders of
    stockholders to take                                                the Company to call
    action by written                                                   special meetings of the
    consent without a                                                   stockholders.
    meeting.



                                 |_|          |_|         |_|                                         |_|          |_|         |_|


5.  On the proposal to           FOR        AGAINST      ABSTAIN    6.  On the proposal to issue      FOR        AGAINST     ABSTAIN
    adopt an amendment to                                               warrants to Isaac
    Increase the number                                                 Perlmutter entitling him
    of shares of Common                                                 to purchase up to
    Stock issuable pursuant                                             5,000,000 shares of the
    to awards made under                                                Company's Common Stock.
    the Company's 1998
    Stock Incentive Plan.


                                 |_|          |_|         |_|                                         |_|          |_|         |_|


7.  On the proposal to           FOR        AGAINST      ABSTAIN    9.  On the proposal to ratify     FOR        AGAINST     ABSTAIN
    issue stock options to                                              the appointment of Ernst &
    Isaac Perlmutter                                                    Young LLP as the Company's
    entitling him to                                                    independent accountants
    purchase up to                                                      for the fiscal year ending
    3,950,000 shares of the                                             December 31, 2001.
    Company's Common Stock.


                                 |_|          |_|         |_|                                         |_|          |_|         |_|




Signature(s):__________________________ Date:___________________ Signature(s):________________________ Date:___________________
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.


                            MARVEL ENTERPRISES, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
         MARVEL ENTERPRISES, INC. FOR AN ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 31, 2002.

       The undersigned, as a holder of either common stock, par value $.01 per share ("Common Stock"), of Marvel Enterprises, Inc., a Delaware corporation (the "Company"), or 8% cumulative convertible exchangeable preferred stock, par value $.01 per share ("8% Preferred Stock"), of the Company, hereby appoints Allen S. Lipson and William Jemas, Jr. with full power of substitution, to vote all shares of Common Stock and 8% Preferred Stock that the undersigned is entitled to vote through the execution of a proxy with respect to the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on January 31, 2002 at the Grand Hyatt Hotel, Conference Level, Park Avenue at Grand Central, New York, New York, or any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed on the reverse side.

       You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company; (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person.

       A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

       Returned proxy cards will be voted (1) as specified on the matters listed on the reverse side; (2) FOR approval of each of the proposals listed on the reverse side if no instructions to the contrary are made; and (3) in accordance with the judgment of the persons named as proxies on any other matters that may properly come before the Annual Meeting.

       Print and sign your name on the reverse side exactly as it appears thereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.



                  (Continued and to be signed on reverse side)